                                                                    Exhibit 10.1

                                                   CONFORMED, INCLUDING EXHIBITS
                                    B-1, B-2, B-3, F AND G CONFORMED AS EXECUTED

                                 LOAN AGREEMENT

                            Dated as of July 29, 2002

                                  by and among

                              SUNTERRA CORPORATION,

                          CERTAIN OF ITS SUBSIDIARIES,

            THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO

                                       and

                       MERRILL LYNCH MORTGAGE CAPITAL INC.

                                    as Agent

                            TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I
                          DEFINITIONS AND CERTAIN TERMS

Section 1.1.    Definitions...................................................1
Section 1.2.    Terms Generally..............................................30
Section 1.3.    Accounting and Other Terms...................................30
Section 1.4.    Time References..............................................31
Section 1.5.    Amounts in Foreign Currency..................................31

                                   ARTICLE II
                                    THE LOANS

Section 2.1.    Loan Commitments.............................................31
Section 2.2.    Making the Loans.............................................32
Section 2.3.    Notes; Repayment of Loans....................................35
Section 2.4.    Limitation on Types of Loans; Illegality.....................35
Section 2.5.    Repayment of Loans; Evidence of Debt.........................35
Section 2.6.    Interest.....................................................36
Section 2.7.    Prepayment of Loans..........................................36
Section 2.8.    Fees.........................................................37
Section 2.9.    Taxes........................................................38

                                   ARTICLE III
                         PAYMENTS AND OTHER COMPENSATION

Section 3.1.    Payments; Computations and Statements........................40
Section 3.2.    Sharing of Payments, Etc.....................................41
Section 3.3.    Apportionment of Payments....................................41
Section 3.4.    Increased Costs and Reduced Return...........................42
Section 3.5.    Joint and Several Liability of the Borrowers.................43

                                   ARTICLE IV
                               CONDITIONS TO LOANS

Section 4.1.    Conditions Precedent to Initial Loans........................44
Section 4.2.    Conditions Precedent to All Loans............................48

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

Section 5.1.    Representations and Warranties...............................49

                                   ARTICLE VI
                           COVENANTS OF THE BORROWERS

Section 6.1.    Affirmative Covenants........................................58
Section 6.2.    Negative Covenants...........................................71
Section 6.3.    Financial Covenants..........................................75

                                   ARTICLE VII
                                EVENTS OF DEFAULT

Section 7.1.    Events of Default............................................76

                                  ARTICLE VIII
                                      AGENT

Section 8.1.    Appointment..................................................79
Section 8.2.    Nature of Duties.............................................79
Section 8.3.    Rights, Exculpation, Etc.....................................80
Section 8.4.    Reliance.....................................................80
Section 8.5.    Indemnification..............................................80
Section 8.6.    Agent Individually...........................................81
Section 8.7.    Successor Agent..............................................81
Section 8.8.    Collateral Matters...........................................81

                                    ARTICLE IX
                                  MISCELLANEOUS

Section 9.1.    Notices, Etc.................................................83
Section 9.2.    Amendments, Etc..............................................83
Section 9.3.    No Waiver; Remedies, Etc.....................................84
Section 9.4.    Expenses; Taxes; Attorneys' Fees.............................84
Section 9.5.    Right of Set-off.............................................85
Section 9.6.    Survival.....................................................85
Section 9.7.    Severability.................................................86
Section 9.8.    Assignments and Participations...............................86
Section 9.9.    Counterparts.................................................88
Section 9.10.   GOVERNING LAW.......s........................................88
Section 9.11.   WAIVER OF JURY TRIAL, ETC....................................89
Section 9.12.   No Party Deemed Drafter......................................89
Section 9.13.   Parent as Agent for Borrowers................................89
Section 9.14.   Indemnification..............................................89

Section 9.15.   Binding Effect...............................................90
Section 9.16.   Acknowledgment Regarding Sunterra Securitizations............90

APPENDICES:     A-1           Tranche A Loan Commitments
                A-2           Tranche B Loan Commitments
                A-3           Tranche C Loan Commitments
                B             Notice Addresses


SCHEDULES:      I             Borrower Subsidiaries
                1.1(i)        Certain Professional Fees
                1.1(ii)       Restructuring Memo
                1.1(iii)      Eligible Resorts
                1.1(iv)       Ground Leases
                1.1(v)        Key Personnel
                1.1(vi)       Loss Curves
                1.1(vii)      Mortgaged Real Property
                1.1(viii)     Other Assets
                1.1(ix)       Existing Indebtedness
                1.1(x)        Existing Liens
                1.1(xi)       Real Properties
                1.1(xii)      Right-to-Use Resorts
                1.1(xiii)     Underwriting Guidelines
                4.1(h)(i)     Surveys
                4.1(p)        Management
                5.1(f)        Subsidiaries
                5.1(g)        Litigation
                5.1(h)        Certain Events
                5.1(j)        ERISA
                5.1(k)        Taxes
                5.1(o)        Permits
                5.1(r)        Environmental Matters
                5.1(s)        Insurance
                5.1(u)        Bank Accounts
                5.1(x)        Place of Business; Chief Executive Office
                5.1(z)        States and Countries
                5.1(ee)       Condemnations
                5.1(hh)       Assessments
                6.1(a)(i)     Form of Consolidating Statements
                6.1(a)(iii)   Form of Flash Report
                6.1(g)        Cost Factor
                6.2(c)(ii)    Disposition of Resorts
                6.2(e)        Existing Investments
                6.2(g)        Capital Expenditures
                6.3(a)        U.S. Sales Revenues

EXHIBITS:       A             Notice of Borrowing
                B-1           Tranche A Loan Note
                B-2           Tranche B Loan Note
                B-3           Tranche C Loan Note
                C             Borrowing Base Certificate
                D             Opinions of Counsel
                E             Assignment and Acceptance
                F             Pledge Agreement
                G             Security Agreement
                H             Deposit Account Control Agreement

                                 LOAN AGREEMENT

          This LOAN AGREEMENT, dated as of July 29, 2002, by and among Sunterra Corporation, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on Schedule I hereto (together with the Parent, individually, a "Borrower" and, collectively, the "Borrowers"), the financial institutions from time to time party hereto (individually, a "Lender" and, collectively, the "Lenders") and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

          WHEREAS, on May 31, 2000 and certain subsequent dates, the Parent and certain of its subsidiaries (collectively, the "Debtors") commenced cases (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the "Bankruptcy Court");

          WHEREAS, the Debtors have filed with the Bankruptcy Court a Third Amended and Restated Joint Plan of Reorganization in the Chapter 11 Cases;

          WHEREAS, pursuant to the Confirmation Order (as hereinafter defined), the Debtors shall have been reorganized and shall have emerged from the Chapter 11 Cases;

          WHEREAS, the Borrowers desire that the Lenders extend certain financing facilities to the Borrowers, proceeds of which will be used for, among other things, the payment of or in respect of certain prepetition claims in the Chapter 11 Cases, the repayment of obligations under the Debtors' existing debtor-in-possession financing facility, working capital, receivables financing and other general corporate purposes; and

          WHEREAS, to those ends, and for the purposes hereinafter set forth, the Borrowers, the Lenders and the Agent wish to enter into this Agreement and the other agreements and instruments provided for herein.

          NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE I
                          DEFINITIONS AND CERTAIN TERMS

          Section 1.1. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

          "Administrative Borrower" has the meaning specified therefor in
Section 9.13.

          "Affiliate" means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an "Affiliate" of any Loan Party.

          "Agent" has the meaning specified therefor in the preamble hereto.

          "Agent Advances" has the meaning specified therefor in Section 8.8(a).

          "Agreement" means this Loan Agreement, including all amendments, modifications and supplements and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

          "Annualized Net Loss Rate" means an amount, expressed as a percentage, equal to (x) the principal balance of those Mortgage Receivables that have become delinquent by more than 180 days during any preceding 12 month period less any recoveries received therefrom, divided by (y) the average principal balance outstanding of Mortgage Receivables during such trailing 12 month period.

          "Applicable Margin" means (i) with respect to interest payable on Tranche A Loans, 3.00%, (ii) with respect to interest payable on Tranche B Loans, 5.00%; provided that if, during any month after the month in which first annual anniversary of the Closing Date occurs, the outstanding principal amount of Tranche B Loans exceeds $70,000,000, the Applicable Margin with respect to interest payable for such month on outstanding Tranche B Loans shall be 7.00% and (iii) with respect to interest payable on Tranche C Loans, 7.00%.

          "A/R Inventory" means time share inventory relating to Mortgage Receivables that are more than sixty (60) days past due.

          "Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 9.8 hereof and substantially in the form of Exhibit E hereto.

          "Audited Financial Statements" means the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal year ended December 31, 2001 and the related consolidated statements of operation, cash flows and stockholders' equity (deficit) for the fiscal year then ended.

          "Authorized Officer" means the president, chief financial officer or a vice president of the Administrative Borrower.

          "Bank of America Agreement" means the Credit Agreement, dated as of the date hereof, among Parent, certain of its subsidiaries as reborrowers or guarantors, Bank of America,

N. A., as administrative agent, and Bank of America and Societe Generale, as Lenders, as approved in the Plan of Reorganization.

          "Bankruptcy Code" has the meaning specified therefor in the recitals hereto.

          "Bankruptcy Court" has the meaning specified therefor in the recitals hereto.

          "Board" means the Board of Governors of the Federal Reserve System of the United States.

          "Board of Directors" has the meaning specified therefor in Section 6.1(s).

          "Borrower" and "Borrowers" have the meanings specified therefor in the preamble hereto.

          "Borrowing Base" means the Tranche A Borrowing Base, Tranche B Borrowing Base or Tranche C Borrowing Base, as applicable.

          "Borrowing Base Certificate" means a certificate by an Authorized Officer, substantially in the form of Exhibit C setting forth the calculation of the Borrowing Base for each Tranche, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent.

          "Borrowing Base Deficiency" means as of any date of determination, with respect to the Loans of any Tranche, the excess of the then outstanding principal amount of Loans of that Tranche over the then applicable Borrowing Base for such Tranche.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close or on which the New York Stock Exchange, the Agent, the Custodian or Interim Custodian is closed; provided, however, that, when used in connection with the calculation of the LIBO Base Rate, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capital Expenditures" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

          "Capital Guideline" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters or (ii) affecting the amount of capital required to be obtained or maintained by a Lender or any Person controlling such Lender, or the manner in which such Lender or any Person controlling such Lender allocates capital to any of its contingent liabilities, advances, acceptances, commitments, assets or liabilities.

          "Capitalized Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

          "Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

          "Change of Control" means, at any time, (i) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) (a) shall have acquired beneficial ownership of more than 50% or more on a fully diluted basis of the voting and/or economic interest in the Capital Stock of the Parent or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of the Parent; provided, however, that with respect to any holder, as of the Closing Date, of 20% or more of the Capital Stock of the Parent, a "Change in Control" shall be deemed to have occurred only upon the acquisition by such holder of the power, directly or indirectly (including, without limitation, through rights of conversion or the exercise of securities), to vote or direct the voting of securities having more than 60% of the ordinary voting power for the election of directors of the Parent; (ii) the Parent shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of each of the Borrowers; (iii) the sale or other disposition of all or substantially all of the assets of Sunterra Europe or of all or substantially all of the Capital Stock thereof or (iv) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of the Parent cease to be occupied by Persons who either (a) were members of the board of directors of the Parent as of the close of business on the Closing Date or (b) were nominated for election by the board of directors of the Parent, a majority of whom were directors as of the close of business on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors.

          "Chapter 11 Cases" has the meaning specified therefor in the recitals hereto.

          "Closing Date" means the date on which the conditions set forth in
Section 4.1 are satisfied and the initial Loans are made.

          "Club" means Club Sunterra, Inc., a Florida corporation and wholly-owned Subsidiary of the Parent, and any successor in interest thereto following the Corporate Restructuring.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" has the meaning specified therefor in the Collateral Documents.

          "Collateral Certificate" means the collateral certificate to be executed and delivered by the Parent to the Agent in form and substance satisfactory to the Agent, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms and conditions of the Loan Documents.

          "Collateral Documents" means the Pledge Agreement, the Security Agreement, the Mortgages, the Deposit Account Control Agreements and all other instruments, documents and agreements delivered by any Loan Party in order to grant to the Agent, for the benefit of Lenders, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

          "Commitment" means, with respect to each Lender, such Lender's Tranche A Loan Commitment, Tranche B Loan Commitment or Tranche C Loan Commitment, as the case may be, as any such Commitment may be terminated or reduced from time to time in accordance with the terms of this Agreement.

          "Confirmation Order" means that certain Order Confirming Debtors' Third Amended and Restated Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code entered by the Bankruptcy Court on June 21, 2002 in the Chapter 11 Cases, without modification, revision or amendment.

          "Consolidated Adjusted EBITDA" means Consolidated EBITDA less any Consolidated Interest Expense in connection with the Tranche A Loan, the 1998-A Securitization and the Bank of America Agreement.

          "Consolidated Adjusted Total Debt" means, as of the date of determination thereof, Consolidated Total Debt less any amounts outstanding under the Tranche A Loan, the 1998-A Securitization and the Bank of America Agreement.

          "Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio" means, as of any date, the ratio of (a) Consolidated Adjusted Total Debt as of such date to (b) Consolidated Adjusted EBITDA for the then most recently ended four (4) consecutive fiscal quarter period of the Parent.

          "Consolidated EBITDA" means, for the period in question, the sum of
(a) Consolidated Net Income for such period, plus (b) to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense during such period, plus (ii) provisions for taxes based on income or profits made by the Parent and its Subsidiaries for such period, plus (iii) all depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Parent and its Subsidiaries for such period, plus (iv) all any extraordinary losses during such period, plus (v) any losses from the sale or disposition of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible other than in the ordinary course of business during such period, plus (vi) the pro forma effect of the deferred revenue from sales of Time Share Interests in St. Maarten, plus (vii) the professional fees set forth in Schedule 1.1(i) hereto, plus (viii) any impairment of goodwill recognized by the Parent and its Subsidiaries during such period, minus (c) to the extent added in determining Consolidated Net Income, the sum of (i) any extraordinary gains during such period and (ii) any gains from the sale or disposition of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible other than in the ordinary course of business during such period, all determined on a consolidated basis and in accordance with GAAP.

          "Consolidated EBITDA to Consolidated Interest Expense Ratio" means, as of any date, the ratio of (a) Consolidated EBITDA as of such date to (b) Consolidated Interest Expense for the then most recently ended four (4) consecutive fiscal quarter period of the Parent.

          "Consolidated Interest Expense" means, for the period in question, without duplication, all gross interest expense of the Parent and its Subsidiaries whether paid, accrued or scheduled to be paid (including, without limitation, all commissions, discounts and/or related amortization and other fees and charges owed by the Parent and its Subsidiaries with respect to letters of credit, the net costs associated with any interest rate swap, interest cap or other interest rate hedge obligations of the Parent and its Subsidiaries, capitalized interest expense, the interest portion of Capitalized Lease Obligations and the interest portion of any deferred payment obligation) for such period, all determined on a consolidated basis and in accordance with GAAP.

          "Consolidated Net Income" means the after-tax net income (or loss) of the Parent and its Subsidiaries for the period in question, determined on a consolidated basis and in accordance with GAAP.

          "Consolidated Total Debt" means, as of the date of determination, (i) all Indebtedness of the Parent and its Subsidiaries for borrowed money (including the obligations hereunder), plus (ii) all Indebtedness incurred in connection with the purchase or other acquisition of property or assets, whether real, personal or mixed, or tangible or intangible, plus (iii) all Capitalized Lease Obligations, plus (iv) the aggregate undrawn face amounts of all letters of credit issued for the account and/or upon the application of the Parent and/or its Subsidiaries together with all reimbursed drawings with respect thereto plus (v) all guarantees of Indebtedness provided by the Parent and/or its Subsidiaries, all determined on a consolidated basis and in accordance with GAAP; provided, in no event shall "Consolidated Total Debt" include the Hawaiian Partnerships' Debt.

          "Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

          "Contract File" means, with respect to any purchaser of Time Share Interests for which a Borrower is the mortgagee or the beneficiary under a deed of trust, the applicable mortgage or deed of trust and the following other documents executed by such purchaser or delivered in connection with such mortgage or deed of trust:

          (i) the original promissory note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such loan to the last endorsee (the "Last Endorsee"), endorsed by the Last Endorsee, without recourse, in the following form: "Pay to the order of ___________, without recourse" and signed in the name of the Last Endorsee by an authorized officer;

          (ii) except in connection with the Right-to-Use Resorts, the original mortgage or deed of trust containing the original signatures of all persons named as the maker, the mortgagor or trustor with evidence of recording indicated; provided, however, that no such original mortgage or deed of trust shall be required if included among the applicable Contract File is a certified copy of the recorded mortgage or deed of trust and an original or a copy of the title insurance policy (or other evidence of title insurance, including title commitment or binder);

          (iii) except in connection with the Right-to-Use Resorts, an original individual or bulk assignment of mortgage or deed of trust in blank and signed in the name of the Last Endorsee by an authorized officer;

          (iv) except in connection with the Right-to-Use Resorts, the originals of all intervening assignments (or a copy certified to the Agent) of the mortgage (if applicable) (with evidence of recording thereon) showing a complete chain of assignments from the originator of such mortgage loan to the Last Endorsee;

          (v) an original or a copy of any assumption or modification of the promissory note or mortgage or deed of trust (if applicable) with evidence of recording thereon or an original or a copy of the title insurance policy reflecting recording with respect to each applicable mortgage or deed of trust;

          (vi) except in connection with the Right-to-Use Resorts, an original or a copy of an individual or bulk title insurance policy or master blanket title insurance policy covering such mortgage loan when applicable (or a commitment for title insurance or an opinion of counsel with respect to title to and liens encumbering the Time Share Interest);

          (vii) the original of the guarantee executed in connection with the mortgage note (if applicable);

          (viii) the original power of attorney (or a certified copy), if applicable;

          (ix) the original or a copy of the sales contract that relates to each mortgage note, including any addenda thereto;

          (ix) in connection with the Right to Use Resorts, the original or copy of the long-term lease or similar document; and

          (x) the original truth-in-lending disclosure statement (or a copy) that relates to each mortgage note.

provided, that for a period of ninety (90) days from the Closing Date, "Contract Files" shall also mean, with respect to any purchaser of Time Share Interests for which a Borrower is the mortgagee, the applicable mortgage and other documents executed by such purchaser or delivered in connection with such mortgage (other than credit files with respect to such purchaser) then held by the Interim Custodian as provided in the applicable Custodial Agreement.

          "Corporate Restructuring" means that series of distributions, transfers, mergers, consolidations, conversions, dissolutions, terminations and/or liquidations to be taken to reorganize the corporate structure of Parent and certain of its subsidiaries, all as more fully described in the Restructuring Memo attached hereto as Schedule 1.1(ii), including such other similar and/or ancillary actions necessary or appropriate to effect the intent of such Restructuring Memo.

          "Custodial Agreement" means each of (i) the Custodial Agreement by and among the Borrowers, the Custodian and the Agent, in form and substance satisfactory to the Agent, as amended, restated or replaced from time to time and (ii) the Custodial Agreement by and between the Interim Custodian and the Agent, in form and substance satisfactory to the Agent, as amended, restated or replaced from time to time; provided, the Custodial Agreement with the Interim Custodian shall be in effect for no more that ninety (90) days after the Closing Date, and "Custodial Agreements" means such agreements collectively.

          "Custodian" means Wells Fargo Bank Minnesota, N. A., or such other custodian mutually agreeable to the Agent and the Parent.

          "Debtors" has the meaning specified therefor in the recitals hereto.

          "Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

          "Deposit Account" means a "deposit account" within the meaning of
Section 9-102(a)(29) of the UCC.

          "Deposit Account Control Agreement" means a deposit account control agreement among the applicable Loan Party, the Agent and the applicable financial institution, in substantially the form of Exhibit H hereto, as it may be amended, supplemented or otherwise modified from time to time.

          "Determination Date" means, for any month, the twentieth (20th) day of such month or, if such date is not a Business Day, the next succeeding Business Day.

          "DIP Facility" means the Financing Agreement, dated as of April 20, 2001, among the Debtors and Greenwich Capital Markets, Inc., as agent and lender, as amended and supplemented prior to the date of this Agreement.

          "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

          "Eligible Mortgage Receivables" means those duly authorized Time Share Mortgages secured by and that arise in connection with the purchase of Time Share Interests for which a Borrower is the mortgagee:

               (i) that have cleared escrow;

               (ii) for which (a) the applicable Time Share Interest sale from which it arises has not been canceled by the applicable mortgagor or any Borrower, (b) any statutory or other applicable cancellation or rescission period has expired, (c) the Time Share Interest purchased by the applicable mortgagor has not been surrendered in accordance with the terms of the relevant Purchase Document and (d) the related Time Share Interest sale fully complies with the terms, provisions and conditions of this Agreement, the other Loan Documents and all applicable laws;

               (iii) as to which the applicable mortgagor is not an Affiliate of any Borrower or related to or employed by any Borrower or any Affiliate of any Borrower;

               (iv) as to which the applicable mortgagor is as of the date of determination delinquent (without giving effect to any applicable grace period) in no more than two monthly payments;

               (v) that is denominated and payable only in United States Dollars in the United States (with no more than 15% of the total Eligible Mortgage Receivables constituting obligations of mortgagors residing outside the United States);

               (vi) that does not contravene any laws, rules or regulations applicable thereto (including laws, rules and regulations relating to the sale of the Time Share Interests, usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and with respect to which no party to the mortgage related thereto is in violation of any such law, rule or regulation if such violation would impair the collectibility of such Mortgage Receivable);

               (vii) with respect to which neither the purchaser nor the applicable mortgagor has any bona fide claim against any Borrower or any Affiliate of any Borrower or any defense, set off or counterclaim;

               (viii) for which the aggregate amount owing from any applicable mortgagor with respect to all such mortgages does not exceed $100,000 in the aggregate, excluding any securitizations;

               (ix) for which the Custodian or the Interim Custodian is in possession of the Contract File and has issued to the Agent a trust receipt therefor and no Material Exceptions, as such term is defined in the Custodial Agreement, have been cited by the Custodian;

               (x) as to which the relevant Purchase Document provides for fixed monthly payments that fully amortize the mortgage over a term that does not exceed 185 months;

               (xi) as to which the applicable mortgage may be prepaid in full without penalty; and

               (xii) as to which the applicable invoices require the mortgagor to remit all payments to the Deposit Accounts described in Section 6.1(t);

And, with respect to Mortgage Receivables originated on or after February 1, 2001, in addition to the foregoing criteria:

               (a) that meet all of the Underwriting Guidelines;

               (b) for which the applicable mortgagor was not delinquent 30 or more days in making the first scheduled monthly payment, unless such mortgagor has thereafter made on a timely basis six consecutive monthly payments;

               (c) as to which the mortgage, the mortgage note, the federal truth-in-lending disclosure statement, the Purchase Document and the other documents and instruments comprising the Contract File for such transaction are genuine, valid and legally enforceable in accordance with their respective terms and the applicable Borrower has not assigned or otherwise transferred any right, title or interest in or to any such document or instrument other than to the Agent and the Lenders; and

               (d) as to which the relevant promissory note provides for fixed monthly payments that fully amortize the indebtedness over a term that does not exceed 120 months (except for promissory notes with respect to Sedona Summit Resort, Scottsdale Villa Mirage and Ridge on Sedona Golf Resort).

          "Eligible Resorts" means the Resorts identified on Schedule 1.1(iii) hereto, as the same may be amended, modified or supplemented by the Parent, with the prior written consent of the Agent; provided, Steamboat Springs shall also be deemed an Eligible Resort upon execution and delivery by the Borrowers to the Agent of the documents, instruments, agreements, certificates and opinions referred to in Section 4.1(h) with respect to Steamboat Springs.

          "Employee Plan" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Borrower or any of its ERISA Affiliates.

          "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

          "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.(S) 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C.(S) 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C.(S) 6901, et seq.), the Federal Clean Water Act (33 U.S.C.(S) 1251 et seq.), the Clean Air Act (42 U.S.C.(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.(S) 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C.(S) 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

          "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

          "Event of Default" means any of the events set forth in Section 7.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period of the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Final Maturity Date" means the date which is the earlier of (i) July 29, 2004 and (ii) such date on which the Loans shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

          "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Sections 5, 6.2 and 6.3 and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Audited Financial Statements (subject to the application of fresh start accounting and otherwise to the extent possible after giving effect to the Chapter 11 Cases) and provided further that if there occurs after the date of this Agreement any change in GAAP that affects the calculation of any covenant contained in Sections 5, 6.2 and 6.3, the Agent and the Borrowers shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement, provided that, until any such amendment has been agreed upon, the covenants in Sections 5, 6.2 and 6.3 shall be calculated as if no such change in GAAP had occurred.

          "Governing Body" means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership or limited liability company.

          "Governmental Authority" means any nation or government, any state, city, town, municipality, county, local or other political subdivision thereof and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Ground Lease" means each ground lease described on Schedule 1.1(iv) hereto.

          "Ground Lease Properties" means an Eligible Resort all or part of which is held subject to a Ground Lease.

          "Gross Sell-Out Value" means at any date of determination with respect to any Time Share Interest, the retail price of such Time Share Interest as of such date.

          "Guarantor" means each Subsidiary of the Parent that becomes a Guarantor pursuant to Section 6.1(b).

          "Hard Inventory" means Time Share Inventory that (x) is not subject to any Lien (other than Permitted Liens of the type described in clauses (i) through (g) and clause (i) of the definition thereof) and (y) is available for immediate sale.

          "Hawaiian Partnerships" means Poipu Resort Partners, L.P. and West Maui Resort Partners, L.P.

          "Hawaiian Partnerships' Debt" has the meaning specified therefor in clause (k) of the definition of Permitted Indebtedness.

          "Hazardous Materials" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing hazardous substances.

          "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values

(including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

          "Indebtedness" means, without duplication, with respect to any Person,
(i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due beyond customary terms); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to Property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such Property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person under Hedging Agreements;
(viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xi) all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing, if the transaction giving rise to such obligation is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP; and (xii) all obligations referred to in clauses (i) through (xi) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon Property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          "Indemnified Matters" has the meaning specified therefor in Section 9.14.

          "Indemnitees" has the meaning specified therefor in Section 9.14

          "Interest Period" means each period commencing on each Remittance Date and ending on the day prior to the next succeeding Remittance Date.

          "Interest Rate Cap Agreement" means an Interest Rate Cap Agreement to be entered into by the Borrowers with the Agent, a Lender or an Affiliate thereof or any other financial institution having a rating of not less than Aa1 from Moody's and not less than A from Standard & Poor's, in form and substance reasonably satisfactory to the Agent, as amended, restated or replaced from time to time.

          "Interim Custodian" means La Salle Bank National Association.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

          "Inventory Collateral Value" means the value of the Borrowers' Time Share Inventory equal to the sum of (i) 25.0% of the Gross Sell-Out Value of Hard Inventory, (ii) 20.0% of the Gross Sell-Out Value of Soft Inventory, excluding (x) Soft Inventory on the Closing Date that the Borrowers believe, as set forth in an Officer's Certificate delivered to the Agent, cannot be converted into Hard Inventory by January 31, 2003 or which has not been so converted by such date and (y) Soft Inventory arising after the Closing Date that the Borrowers believe, as set forth in an Officer's Certificate delivered to the Agent, cannot be converted to Hard Inventory within 120 days after first becoming Soft Inventory or which has not been so converted by such date and
(iii) 15.0% of the Gross Sell-Out Value of A/R Inventory, excluding (x) A/R Inventory (not deeded in the State of Florida) on the Closing Date that the Borrowers believe, as set forth in an Officer's Certificate delivered to the Agent, cannot be converted into Hard Inventory within 210 days following the Closing Date, or which has not been so converted by such date, and (y) A/R Inventory (deeded in State of Florida) on the Closing Date that the Borrowers believe, as set forth in an Officer's Certificate delivered to the Agent, cannot be converted into Hard Inventory within 300 days following the Closing Date or which has not been so converted by such date, determined in each case as of the last day of the month prior to the month in which the determination hereunder is being made; provided, notwithstanding anything herein to the contrary, upon not less than 30 days', prior written notice, the Agent may, in its reasonable business judgment, revise upwards or downwards, the foregoing Inventory Collateral Values, based upon appraisals conducted or upon the Agent's good faith judgment of market conditions; provided, further with respect to the Borrowers' Time Share Inventory at Flamingo Beach Resort and Royal Palm Resort, not withstanding anything herein to the contrary, such Time Share Inventory shall no longer be included in Inventory Collateral Value at anytime after one week after the Closing Date unless the Borrowers shall have executed and delivered to the Agent the documents and instruments described in Section 4.1(h) with respect to such Resorts.

          "Key Personnel" means the employees, officers and consultants of the Loan Parties set forth on Schedule 1.1(v).

          "Lender" and "Lenders" have the meanings specified therefor in the preamble hereto.

          "LIBO Base Rate" means for any Loan, with respect to each Interest Period, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as the one-month LIBOR (i) with respect to the Interest Period beginning on the Closing Date, two (2) Business Days prior to the Closing Date, and (ii) with respect to all other Interest Periods, two (2) Business Days prior to the end of the immediately preceding Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Reference Banks are offered Dollar deposits at or about 11:00 a.m., New York time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of their loans are then being conducted for delivery on such day for a period of one month, and in an amount comparable to the amount of the Loans then being requested and to be outstanding on such day.

          "LIBO Rate" means, at any time, a rate per annum (rounded upwards to the nearest 1/100th of one percent) determined by the Agent to be equal to (i) the LIBO Base Rate divided by (ii) 1 minus the LIBO Reserve Requirements.

          "LIBO Reserve Requirements" shall mean for any calendar month and for any Lender as to which LIBO Reserve Requirements are actually required to be maintained, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such calendar month, as applicable (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of such Governmental Authority.

          "Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, lease, easement, title defect, restriction, levy, execution, seizure, attachment, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

          "Litigation Trust" has the meaning set forth in the Plan of Reorganization.

          "Loan" means a Tranche A Loan, a Tranche B Loan or a Tranche C Loan.

          "Loan Account" means an account maintained hereunder by the Agent, at the Payment Office and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers.

          "Loan Balance Deficiency" means as of any date of determination, the excess of the then outstanding principal amount of all Loans at such date over the Maximum Aggregate Amount.

          "Loan Documents" means this Agreement, the Notes, the Collateral Documents, the Warrant Agreement, the Warrants and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or other Obligation.

          "Loan Parties" means the Borrowers and the Guarantors, if any.

          "Material Adverse Effect" means a material adverse effect on any of the following: (i) the operations, business, assets, properties, condition (financial or other) or prospects of the Parent and its Subsidiaries taken as a whole or of the Loan Parties taken as a whole, (ii) the ability of the Parent, or of the Loan Parties taken as a whole, to perform their obligations under the Loan Documents to which they are parties, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent and the Lenders under any Loan Document or (v) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any material part of the Collateral.

          "Maximum Aggregate Amount" means $300,000,000.

          "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

          "Mortgage" means any mortgage, deed of trust, deed to secure debt or other similar instrument, in form and substance satisfactory to the Agent, made by any Loan Party in favor of the Agent for the benefit of the Lenders, securing the Obligations and delivered to the Agent.

          "Mortgage Receivables" means Time Share Mortgage receivables originated by the Borrowers.

          "Mortgage Receivables Performance Event" means the occurrence of any of the following events: (i) for any month, the amount of Mortgage Receivables originated after February 1, 2001 and delinquent by more than 60 days exceeds 7% of all such outstanding Mortgage Receivables, (ii) for any calendar quarter, the Annualized Net Loss Rate for Mortgage Receivables originated after February 1, 2001 exceeds 5% or (iii) for any quarter, the cumulative loss rate (as measured on a static pool basis for quarterly origination periods) for Mortgage Receivables originated after February 1, 2001 exceeds the loss curves as set forth on Schedule 1.1(vi) hereto.

          "Mortgage Receivables Sale Transaction" means the purchase and sale of Time Share Mortgages (and the corresponding notes), certain installment contract obligations and membership interests in entities involved in the Prior Sunterra Securitizations between various Borrowers and Subsidiaries, as sellers, and SMH, or a separate limited liability company wholly owned by SMH in the case of the Prior Sunterra Securitizations, as purchaser, pursuant to which said sellers are selling, assigning, transferring and conveying to SMH or to the separately created limited liability companies, in the case of the Prior Sunterra Securitizations, in exchange for cash and a purchase money installment promissory note, Time Share Mortgages and the corresponding notes, installment contract obligations or membership interests, as the case may be, for purposes of centralizing ownership, servicing and collection thereof.

          "Mortgaged Real Property" means each Real Property set forth on
Schedule 1.1(vii) hereto.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA for which any Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

          "New Sunterra Common Stock" has the meaning set forth in the Plan of Reorganization.

          "Non-Excluded Taxes" has the meaning specified therefor in Section 2.9(a).

          "Notes" means the Tranche A Loan Notes, the Tranche B Loan Notes and the Tranche C Loan Notes.

          "Notice of Borrowing" has the meaning specified therefor in Section 2.2(a).

          "Obligations" means (i) the obligations of each Borrower to pay, as and when due and payable (by scheduled maturity, required prepayment, acceleration or otherwise), all amounts from time to time owing by it in respect of the Loans or the Loan Documents, whether for principal, interest, fees, indemnification payments, expense reimbursements or otherwise, and

(ii) the obligations of each Borrower and each other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents.

          "Officer's Certificate" means, when used with reference to any Borrower, a certificate signed by the president, chief financial officer or any vice president of such Borrower.

          "Operating Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be treated as an operating lease by such Person.

          "Operating Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Operating Leases, and, for purposes hereof, the amount of any such obligation shall be determined in accordance with GAAP.

          "Organizational Documents" means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended,
(iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended.

          "Other Assets" means the assets of the Borrowers specified on Schedule 1.1(viii) hereto, including real property and interests therein and the common stock or other equity interests of any of the Borrowers in their respective Subsidiaries (including Sunterra Europe and the Hawaiian Partnerships).

          "Other Assets Collateral Value" means the value of the Other Assets, determined by the Agent in its reasonable business judgment; provided, notwithstanding anything herein to the contrary, upon not less than 30 days' prior written notice, the Agent may, in its reasonable business judgment, revise upwards or downwards, the foregoing Other Assets Collateral Value based upon appraisals conducted or upon the Agent's good faith judgment of market conditions.

          "Parent" has the meaning specified therefor in the preamble hereto.

          "Participant Register" has the meaning specified therefor in Section 9.8(b)(v).

          "Payment Office" means the Agent's office located at 4 World Financial Center, New York, NY 10080, or such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Administrative Borrower.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Permitted Indebtedness" means:

          (a) any Indebtedness owing to the Agent and the Lenders under this Agreement and the other Loan Documents;

          (b) any Indebtedness existing on the Closing Date and set forth in
Schedule 1.1(ix) hereto;

          (c) any Indebtedness of Sunterra Europe to any Loan Party; provided, the aggregate principal outstanding amount of any such Indebtedness shall not at any time exceed the sum of (x) the outstanding principal amount thereof on the Closing Date and (y) $10,000,000;

          (d) Indebtedness of any Loan Party to another Loan Party; provided,
(i) all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations, and (ii) any payment by any such Loan Party under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Loan Party to the other Loan Party;

          (e) Indebtedness incurred by the Parent or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of the Parent or any such Subsidiary pursuant to such agreements, entered into in the ordinary course of business or in connection with permitted dispositions of any business, assets or Subsidiary of the Parent or any of its Subsidiaries;

          (f) Indebtedness which may be deemed to exist pursuant to any performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business;

          (g) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts;

          (h) reimbursement, chargeback and similar obligations related to processing credit card accounts and receivables to any financial institution that processes credit card accounts or receivables in the ordinary course of the Loan Parties' and their Subsidiaries' business in an aggregate amount not to exceed $5,000,000 at any time outstanding;

          (i) any Indebtedness secured by Liens permitted by clause (h) of the definition of Permitted Liens;

          (j) in addition to the Indebtedness set forth on Schedule 1.1(ix) hereto, Indebtedness of Sunterra Pacific for which Sunterra Pacific is liable solely as a result of it being (i) a general partner or joint venture in a partnership or joint venture that has incurred such Indebtedness or (ii) a developer or owner of a resort, in each case in an aggregate principal amount acceptable to the Agent;

          (k) Indebtedness of the Hawaiian Partnerships (the "Hawaiian Partnerships' Debt"); provided, none of the Loan Parties nor any of their Subsidiaries (other than (i) the Hawaiian Partnerships and (ii) Subsidiaries that are corporations, limited partnership or limited liability companies with assets (other than their interests as partners of a Hawaiian Partnership) with a value less than, for any such Subsidiary, $100,000) has any liability, directly or indirectly, in respect of such Indebtedness (other than liability that could result solely from its status as a general partner or, in the case of Argosy/KGI Poipu Investment Partnership, L.P., for the

Guaranty (Receivables) dated June 28, 1995 in favor of Heller Financial, Inc.) and no assets of any Loan party or any Subsidiary of any Loan Party (other than the Hawaiian Partnerships) secures any such Indebtedness, except as provided in such Guaranty);

          (l) Any Indebtedness to finance insurance premiums in an aggregate amount not to exceed $8,000,000 at any time outstanding;

          (m) Any intercompany Indebtedness incurred in connection with the Mortgage Receivables Sale Transaction or the Corporate Restructuring;

          (n) any other Indebtedness incurred in connection with construction projects in an aggregate outstanding principal amount not to exceed $5,000,000; and

          (o) any other Indebtedness in the aggregate principal amount at any time not in excess of $1,000,000.

          "Permitted Investments" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof; (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

          "Permitted Liens" means:

          (a) Liens securing the Obligations;

          (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 6.1(c);

          (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days, are bonded over or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; provided, no such Lien having priority over the Lien of the Agent in the Collateral shall be in foreclosure unless being contested as set forth above;

          (d) Liens existing on the Closing Date, as set forth on Schedule 1.1(x), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the principal amount of the Indebtedness secured thereby (other than the capitalized amount of any interest, fees or expenses);

          (e) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

          (f) easements, right-of-way, zoning restrictions, homeowners association documents, covenants and restrictions, declarations of condominium, declarations of timeshare project and similar encumbrances on the use of real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business;

          (g) Liens securing the payment of fees, dues and other obligations of such Person to a homeowners, timeshare, condominium or property owners association in which such Person owns time share units, provided that the aggregate amount of past due fees, dues or other obligations for the payment of money secured by such Liens does not exceed $1,000,000;

          (h) Liens with respect to equipment leases, Capitalized Leases of equipment, other equipment financing arrangements and other contractual obligations (other than Indebtedness), in each case, entered into in the ordinary course of business; provided, such arrangements are permitted pursuant to Section 6.2(f);

          (i) Liens on Hard Inventory or Soft Inventory securing the Mortgage Receivables;

          (j) Liens securing Indebtedness referred to in clauses (h), (j), (l) and (n) of the definition of "Permitted Indebtedness";

          (k) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder;

          (l) Liens solely on any cash earnest money deposits made by the Parent or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

          (m) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;

          (n) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (o) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (p) licenses of patents, trademarks and other intellectual property rights granted by the Parent or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the Parent or such Subsidiary;

          (q) Liens described in a title report delivered pursuant to Section 4.1(h) or 6.1(b);

          (r) Liens in and relating to certain Mortgage Receivables to be given in favor of Bank of America, N.A., as collateral or substitute collateral pursuant to the Bank of America Agreement; provided, prior to granting any such Lien in the substitute collateral pursuant to the terms of the Bank of America Agreement, the Borrowers shall provide the Agent with not less than 5 day's prior written notice; and

          (s) any other Liens the amount of which, in the aggregate for all such Liens, is not more than $1,000,000 and which shall have been terminated or discharged within thirty (30) days of attachment thereof; provided, in no event shall such Liens (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business.

          "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

          "Plan of Reorganization" means the Debtors' Third Amended and Restated Joint Plan of Reorganization, dated as of May 9, 2002, as the has been supplemented by the Plan Supplement and amended by the Confirmation Order and as the same may be further amended or supplemented with the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed.

          "Plan Supplement" means a supplement to the Plan of Reorganization that shall describe, among other things, this Agreement and the financing provided for herein and that shall be acceptable to the Agent.

          "Pledge Agreement" means the pledge agreement made by the Loan Parties in favor of the Agent for the benefit of the Lenders and delivered to the Agent, substantially in the form of Exhibit F, as it may be amended, supplemented or otherwise modified from time to time.

          "Post-Default Rate" has the meaning specified therefor in Section 2.6(b).

          "Prior Sunterra Securitization" means each of the following transactions involving the securitization of mortgage loans, mortgage notes or other installment obligations (collectively, "Mortgage Notes"):

                    (i) the sale of Mortgage Notes to Sunterra Finance L.L.C., a limited liability company organized and existing under the laws of the State of Georgia ("Finance L.L.C."), by (a) Signature Resorts, Inc, a Maryland corporation (now known as

     Sunterra Corporation), (b) All Seasons Resorts, Inc., an Arizona corporation, (c) All Seasons Resorts, Inc., a Texas corporation, (d) Port Royal Resort, L.P., a South Carolina limited partnership, (e) Lake Tahoe Resort Partners, LLC, a California limited liability company, and (f) Grand Beach Resort, L.P., a Georgia limited partnership, and/or the issuance of the Signature Resorts Vacation Ownership Receivables-Backed Notes 1998-A pursuant to the Indenture, dated as of May 1, 1998, among Finance L.L.C., Signature Resorts, Inc. (now known as Sunterra Corporation) and LaSalle National Bank (now known as LaSalle Bank, N.A.) (the "1998-A Securitization");

                    (ii) the sale of Mortgage Notes by TerraSun Holding, Inc., a Nevada corporation ("TerraSun Holding"), to TerraSun, L.L.C., a limited liability company organized and existing under the laws of the State of Nevada ("TerraSun L.L.C."), and/or the issuance of the Vacation Ownership Receivables-Backed Notes 1999-A pursuant to the Indenture, dated as of March 31, 1999, among TerraSun L.L.C., Sunterra Financial Services, Inc. and LaSalle National Bank (now known as LaSalle Bank, N.A.); and

                    (iii) the sale of Mortgage Notes by Dutch Elm Holdings, Inc., a Nevada corporation ("DE Holdings"), to Dutch Elm, LLC, a limited liability company organized and existing under the laws of the State of Nevada ("Dutch Elm, LLC"), and/or the issuance of the Vacation Ownership Receivables-Backed Notes 1999-B pursuant to the Indenture dated as of December 1, 1999 among Dutch Elm, LLC, Sunterra Financial Services, Inc. and LaSalle Bank, National Association (now known as LaSalle Bank, N.A.).

          "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Property Management Agreement" means the management agreement entered into by and between a homeowners' association and a property management company, pursuant to which the property manager is to provide management and other services with respect to a Real Property.

          "Pro Rata Share" means, with respect to any Lender and the Loans of any Tranche, the percentage obtained by dividing (i) such Lender's Tranche A Loan Commitment, Tranche B Loan Commitment or Tranche C Loan Commitment, as applicable, by (ii) the Total Tranche A Loan Commitment, Total Tranche B Loan Commitment or Total Tranche C Loan Commitment, as applicable, provided that, if the Total Tranche A Loan Commitment, the Total Tranche B Loan Commitment or the Total Tranche C Loan Commitment, as applicable, has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of all Tranche A Loans, Tranche B Loans or Tranche C Loans (including Agent Advances), as applicable.

          "Purchase Documents" means any purchase agreement and related sale and escrow document executed and delivered by a purchaser of a Time Share Interest to any Borrower with respect to a purchase of such Time Share Interest.

          "Real Property" means each Resort and each real property set forth on
Schedule 1.1(xi).

          "Reference Banks" means three major banks that are engaged in the London interbank market, as selected by the Agent.

          "Reference Rate" means the rate of interest publicly announced by Citibank, N.A., its successors or any other commercial bank designated by the Agent to the Borrowers from time to time in New York, New York from time to time as its prime rate or base rate. The prime rate or base rate is determined from time to time by such bank as a means of pricing some loans to its borrowers an neither tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by such bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Register" has the meaning specified therefor in Section 9.8(b)(ii).

          "Registered Loan" means each Revolving Loan that is recorded on the Register.

          "Registered Note" means a promissory note in registered form evidencing a Registered Loan.

          "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water, provided that the term "Release" shall not include the use of normal commercial or residential cleaning products by any Loan Party or its Subsidiaries in the ordinary course of its business.

          "Remedial Action" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. Section 9601.

          "Remittance Date" means, for any given month, the first (1st) Business Day after the Determination Date for such month.

          "Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

          "Required Lenders" means Lenders whose Pro Rata Shares aggregate in excess of 50% of the Total Commitment.

          "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or the Property of its bankruptcy estate or to which such Person or any of its Property is subject; provided that the foregoing shall not include the organizational or governing documents of the Lenders.

          "Resort" means a time share residential real estate project in which a Loan Party sells or has sold Time Share Interests, including the land on which such project is located, all buildings and other improvements thereon and all fixtures located at or used in connection with such project.

          "Right-to-Use Resorts" means the Resorts listed on Schedule 1.1(xii).

          "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Security Agreement" means any security agreement made by the Loan Parties in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit G, as it may be amended, supplemented or otherwise modified from time to time.

          "Securitization" means the financing of any timeshare mortgage loans of any of the Borrowers through the issuance of notes or certificates issued by a special purpose entity that is sponsored by the Parent or an Affiliate thereof, the repayment of which is primarily based upon the payments received on such mortgage loans.

          "Securitization Agent" means, with respect to any publicly issued or privately placed Securitization securities, the sole lead underwriter or the sole lead placement agent, as applicable, of such Securitization.

          "Securitization Breakage Fee" means, with respect to any Securitization with respect to which the Agent and its Affiliates did not act as executed Securitization Agent, an amount equal to the product of (x) 0.25% and
(y) the aggregate initial principal balance of all notes or certificates issued in such Securitization and the gross sales proceeds of any such notes or certificates having a notional amount.

          "Securitization Commitment Period" means the period from the Closing Date to the later of (x) the second anniversary of the Closing Date and (y) the date on which all amounts due under this Agreement are repaid in full.

          "Settlement Period" has the meaning specified therefor in Section 2.2(d)(i).

          "Significant Subsidiary" means, at any time, a Subsidiary of the Parent with assets, as of the end of the last month for which financial statements have been delivered to the

Lender pursuant to Section 6.1(a)(ii), of at least $250,000 or with revenues for the immediately preceding twelve-month period ending on the last day of the most recent fiscal quarter of at least $250,000.

          "SMH" means Sunterra Mortgage Holdings, LLC, a Delaware limited liability company.

          "Soft Inventory" means Time Share Inventory that (x) is not subject to any Lien (other than Permitted Liens of the type described in clauses (a) through (g) and clause (i) of the definition thereof) and (y) is not available for immediate sale.

          "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the Property of such Person is not less than the total amount of the liabilities of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

          "Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (i) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or
(C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. Notwithstanding the foregoing, the term Subsidiary shall not include (i) any homeowners, timeshare, condominium or property owners association or (ii) any Subsidiary heretofore or hereafter organized for the sole purpose of facilitating a securitization or financing of mortgage notes receivable and which performs no business and has no other assets other than those necessary to consummate such securitization or financing, including, without limitation, any assignee of TerraSun Holding's interest in TerraSun L.L.C., DE Holdings' interest in Dutch Elm, LLC or Sunterrra Mortgage, Inc.'s interest in Finance L.L.C., as a result of the Mortgage Receivables Sale Transaction.

          "Sunterra Europe" means Sunterra Europe (Group Holdings) plc, a United Kingdom company.

          "Tangible Net Worth" means, as of any date of determination and in each case determined in accordance with GAAP, the stockholders' equity of the Parent (less intangible assets) plus the pro forma effect of the deferred revenue from sales of Time Share Interests in St. Maarten.

          "Termination Event" means (i) a Reportable Event with respect to any Employee Plan other than the commencement of the Chapter 11 Cases, (ii) any event with respect to an Employee Plan that causes any Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of
the Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

          "Time Share Documents" has the meaning specified therefor in Section 5.1(z)(ii).

          "Time Share Interest" means a timeshare interest or interval, however, denominated or defined in the applicable condominium or timeshare declaration, trust agreement, or other relevant document or instrument pursuant to which such timeshare interest or interval is created, whether or not coupled with a fee simple interest in real estate, together with all rights, benefits, privileges and interests appurtenant thereto, including the right to use and occupy a residential unit within the applicable Resort and the common areas and common furnishings appurtenant to such unit for a specified period of time, on an annual or a biennial basis, as more specifically described in the applicable declaration or other relevant document or instrument.

          "Time Share Inventory" means the unsold Time Share Interests at the Eligible Resorts.

          "Time Share Laws" has the meaning specified therefor in Section 5.1(z)(ii).

          "Time Share Mortgage" means a mortgage, deed of trust or other security interest on or with respect to a Timeshare Interest. Time Share Mortgages are intended to include, without limitation, financing instruments for Time Share Interests in St. Maarten and for financing instruments for points based Time Share Interests.

          "Title Company" has the meaning specified therefor in Section 6.2(c)(ii).

          "Title Insurance Policy" means an ALTA loan policy, together with all endorsements and documents referenced therein made from time to time thereto, issued by or on behalf of a title insurance company with whom the Borrowers currently conduct title insurance business or another title insurance company acceptable to the Agent, satisfactory in form and substance to the Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Agent, delivered to the Agent pursuant to Section 4.1(h) or 6.1(b).

          "Total Commitment" means the sum of the Total Tranche A Loan Commitment, the Total Tranche B Loan Commitment and the Total Tranche C Loan Commitment, but in any event not to exceed in the Maximum Aggregate Amount.

          "Total Tranche A Loan Commitment" means the sum of the amounts of the Lenders' Tranche A Loan Commitments, as such amounts may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that the Total Tranche A Loan Commitment shall not exceed $225,000,000 at any time.

          "Total Tranche B Loan Commitment" means the sum of the amounts of the Lenders' Tranche B Loan Commitments, as such amounts may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that the Total Tranche B Loan Commitment shall not exceed $100,000,000 at any time.

          "Total Tranche C Loan Commitment" means the sum of the amounts of the Lenders' Tranche C Loan Commitments, as such amounts may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that the Total Tranche C Loan Commitment shall not exceed $70,000,000 at any time.

          "Tranche", when used with respect to Loans, shall refer to the Tranche (A, B or C) of which such Loans are a part.

          "Tranche A Advance Rate" means 80.0%.

          "Tranche A Borrowing Base" means at any date of determination, the product of (x) the Tranche A Advance Rate and (y) the aggregate principal amount of the Eligible Mortgage Receivables as of such date.

          "Tranche A Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.1(a).

          "Tranche A Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make Tranche A Loans to the Borrowers in the amount set forth opposite such Lender's name in Appendix A-1 hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

          "Tranche A Loan Note" means each promissory note, if any, of the Borrowers made and delivered to a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Tranche A Loans substantially in the form of Exhibit B-1, as it may be amended, supplemented or otherwise modified from time to time.

          "Tranche B Advance Rate" means 90.0%.

          "Tranche B Borrowing Base" means at any date of determination, the lesser of (i) the product of (x) the Tranche B Advance Rate and (y) the Inventory Collateral Value as of such date and (ii) the product of (x) the Tranche B Advance Rate and (y) the Inventory Collateral Value as of the Closing Date.

          "Tranche B Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.01(b).

          "Tranche B Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make Tranche B Loans to the Borrowers in the amount set forth opposite such Lender's name on Appendix A-2 hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

          "Tranche B Loan Note" means each promissory note, if any, of the Borrowers made and delivered to a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Tranche B Loans substantially in the form of Exhibit B-2, as it may be amended, supplemented or otherwise modified from time to time.

          "Tranche C Advance Rate" means 50.0%.

          "Tranche C Borrowing Base" means the product of the Tranche C Advance Rate and the Other Assets Collateral Value, provided that the Tranche C Borrowing Base shall not exceed, during any period set forth below, the amount specified for such period:

                                              COLUMN A             COLUMN B
---------------------------------------   -----------------   -----------------
                                                              During a Mortgage
                                          Maximum Tranche C       Receivable
                Period                     Borrowing Base     Performance Event
---------------------------------------   -----------------   -----------------
Closing Date to January 31, 2003 ......      $70,000,000         $50,000,000
February 1, 2003 to July 31, 2003 .....       55,000,000          35,000,000
August 1, 2003 to January 31, 2004 ....       45,000,000          25,000,000
February 1, 2004 and thereafter .......       35,000,000          15,000,000

further, provided, that if there shall have occurred a Mortgage Receivable Performance Event as of any Determination Date, the Agent may reduce such Tranche C Borrowing Base from the amounts reflected in Column A above to the amounts reflected in Column B, as of such Determination Date, which reduction shall be in effect until such time as the applicable Mortgage Receivable Performance Event shall have been cured or otherwise waived, such cure or waiver to be effective as of the next Determination Date thereafter.

          "Tranche C Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.1(c).

          "Tranche C Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make Tranche C Loans to the Borrowers in the amount set forth opposite such Lender's name on Appendix A-3 hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of the Agreement.

          "Tranche C Loan Note" means each promissory note, if any, of the Borrowers made and delivered to a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Tranche C Loans substantially in the form of Exhibit B-3, as it may be amended, supplemented or otherwise modified from time to time.

          "UCC" means the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "Underwriting Guidelines" means the credit criteria applicable to Mortgage Receivables attached hereto as Schedule 1.1(xiii), as the same shall be amended, supplemented or replaced with the consent of the Agent, such consent not to be unreasonably withheld and which consent shall not be required to the extent that such amendment or supplement is not material.

          "U.S. Sales Revenue" means the sales revenue of Time Share Interests
(i) in the United States of America and (ii) in St. Maarten. For the purposes of calculating sales revenue of Time Share Interests in St. Maarten, such sales revenue shall be reflected as the amounts specified in the sales contracts and not the amounts recorded for GAAP purposes.

          "WARN" has the meaning specified therefor in Section 5.1(j).

          "Warrant Agreement" means the warrant agreement between the Parent and the Agent dated as of the Closing Date, as it may be amended, supplemented or otherwise modified from time to time.

          "Warrants" means 5-year warrants for shares of New Sunterra Common Stock to be issued in accordance with the terms and conditions of the Warrant Agreement and in substantially the form set forth therein.

          Section 1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and, subject to applicable provisions hereof, assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Appendices, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Appendices, Exhibits and Schedules to, this Agreement.

          Section 1.3. Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform

Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          Section 1.4. Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          Section 1.5. Amounts in Foreign Currency. For the purposes of calculations required by Sections 6.2 or 6.3, with respect to any amount denominated in a currency other than that of the United States, such amount shall be translated in accordance with GAAP.

                                   ARTICLE II
                                    THE LOANS

          Section 2.1. Loan Commitments.

          (a) Tranche A.

          (i) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Tranche A Loans to the Borrowers in an aggregate principal amount not to exceed the lesser of (i) such Lender's Tranche A Loan Commitment (or, if less, such Lenders' Pro Rata Share of the Total Tranche A Loan Commitment) and (ii) such Lender's Pro Rata Share of the Tranche A Borrowing Base. The Tranche A Loan Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date.

          (ii) Notwithstanding the foregoing, the aggregate principal amount of Tranche A Loans outstanding at any time shall not exceed the lesser of (i) the Total Tranche A Loan Commitment as in effect at such time and (ii) the Tranche A Borrowing Base. Within the foregoing limits, the Borrowers may borrow, repay and reborrow Tranche A Loans on or after the Closing Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

          (b) Tranche B.

          (i) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Tranche B Loans to the Borrowers in an aggregate principal amount not to exceed the lesser of (i) such Lender's Tranche B Loan Commitment (or, if less, such Lender's Pro Rata Share of the Total Tranche B Loan Commitment) and (ii) such Lender's Pro Rata Share of the Tranche B Borrowing Base. The Tranche B Loan Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date.

          (ii) Notwithstanding the foregoing, the aggregate principal amount of Tranche B Loans outstanding at any time shall not exceed the lesser of (i) the Total Tranche B Loan Commitment as in effect at such time and (ii) the Tranche B Borrowing Base. Within the foregoing limits, the Borrowers may borrow, repay and reborrow Tranche B Loans on or after the Closing Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

          (c) Tranche C.

          (i) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Tranche C Loans to the Borrowers in an aggregate principal amount not to exceed the lesser of (i) such Lender's Tranche C Loan Commitment (or, if less, such Lender's Pro Rata Share of the Total Tranche C Loan Commitment) and (ii) such Lender's Pro Rata Share of the Tranche C Borrowing Base. The Tranche C Loan Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date.

          (ii) Notwithstanding the foregoing, the aggregate principal amount of Tranche C Loans outstanding at any time shall not exceed the lesser of (i) the Total Tranche C Loan Commitment as in effect at such time and (ii) the Tranche C Borrowing Base. Within the foregoing limits, the Borrowers may borrow, repay and reborrow Tranche C Loans on or after the Closing Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

          Section 2.2. Making the Loans. (a) The Administrative Borrower shall give the Agent prior telephone notice (immediately confirmed in writing, in substantially the form of Exhibit A hereto (a "Notice of Borrowing"), not later than 12:00 noon (New York City time) on the date which is three (3) Business Days prior to the date of a proposed Loan or Loans. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of each proposed Loan and the principal amount thereof that shall be a Tranche A Loan, a Tranche B Loan or a Tranche C Loan and (ii) the proposed borrowing date, which must be a Business Day. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing by the Administrative Borrower to the Agent). The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrowers until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. Except as otherwise provided in this Section 2.2, Loans shall be made ratably by the Lenders in accordance with their respective Tranche A, Tranche B and Tranche C Loan Commitments, as the case may be.

          (b) Each Notice of Borrowing pursuant to this Section 2.2 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Loan shall be made in a minimum amount of $1,000,000 and shall be in integral multiples of $500,000.

          (c) (i) Except as otherwise provided in this subsection 2.2(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Tranche A Loan Commitment, Tranche B Loan Commitment or Tranche C Loan Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

          (ii) Notwithstanding any other provision of this Agreement, the Borrowers, the Agent and the Lenders agree that the Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Loans pursuant to this Section 2.2, subject to the procedures for settlement set forth in subsection 2.2(d); provided, however, that (a) the Agent shall in no event fund such Loans if the Agent shall have received written notice from the Required Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Section 4.1 will not be satisfied on the day of the proposed Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 4.1 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Loan and the Agent elects not to fund such Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Loan, the Agent shall notify each Lender of the specifics of the requested Loan and that it will not fund the requested Loan on behalf of the Lenders. If the Agent notifies the Lenders that it will not fund a requested Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Loan available to the Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (New York City time) (provided that the Agent requests payment from such Lender not later than 1:00 p.m.) on the date of the proposed Loan. The Agent will make the proceeds of such Loans available to the Borrowers on the day of the proposed Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Loans received by the Agent at the Payment Office or the amount funded by the Agent on behalf of the Lenders to be deposited in an account designated by the Administrative Borrower.

          (iii) If the Agent has notified the Lenders that the Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.2(c)(ii), the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Loan (of the Tranche requested by the Administrative Borrower) made by the Agent for its own account. Upon any such failure by a Lender to pay the

Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.

          (iv) Nothing in this subsection 2.2(c) shall be deemed to relieve any Lender from its obligations to fulfill any Commitment of such Lender hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

          (d) (i) With respect to all periods for which the Agent has funded Loans pursuant to subsection 2.2(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the unpaid principal amount of the Loans outstanding as of the last day of each Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly (and in any event not later than 2:00 p.m. if the Agent requests payment from such Lender not later than 12:00 noon on such day) make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, each Lender shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of the Agent and each Lender under this subsection 2.2(d) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

          (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.2(d)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Loan (of the Tranche requested by the Administrative Borrower) made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account. Nothing in this subsection 2.2(d)(ii) shall be deemed to relieve any Lender from its obligation to fulfill any Commitment of such Lender hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

          Section 2.3. Notes; Repayment of Loans. (a) If requested in writing by any Lender, all Tranche A Loans, Tranche B Loans and Tranche C Loans made by such Lender to the Borrowers shall be evidenced by a single Tranche A Loan Note, Tranche B Loan Note or Tranche C Loan Note, as the case may be, duly executed on behalf of the Borrowers, dated the Closing Date and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the amount of such Lender's Tranche A Loan Commitment, Tranche B Loan Commitment or Tranche C Loan Commitment, as the case may be.

          (b) Subject to Section 2.7, the outstanding principal of all Loans, together with accrued and unpaid interest thereon, shall be due and payable on the Final Maturity Date.

          (c) All payments made by the Borrowers hereunder or under the Notes or any of the other Loan Documents shall be made without set-off, counterclaim, deduction or other defense.

          Section 2.4. Limitation on Types of Loans; Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate, (a) the Agent determines, in good faith, which determination shall be conclusive absent manifest error, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in
Section 1.1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein or (b) it becomes unlawful for any Lender to honor its obligation to make or maintain Loans hereunder using a LIBO Rate, then the Agent shall give the Administrative Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall, following discussions with the Administrative Borrower, select in good faith an index that approximates as closely as reasonably practicable the LIBO Base Rate.

          Section 2.5. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay to the Agent for the account of the Lenders the then unpaid principal amount of each Loan made by such Lender on the Final Maturity Date (or such earlier date on which the Loans become due and payable pursuant to the terms of this Agreement). Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans made from time to time outstanding from the date hereof until payment in full thereof at the rates per annum set forth in Section 2.6 and on the dates set forth in
Section 2.7.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Agent, on behalf of the Borrowers, shall maintain the Register pursuant to Section 10.8, and a subaccount therein for each Lender, in which shall be recorded (i) the amount and Tranche of each Loan made hereunder and any Note evidencing such Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from the Borrowers and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to this Section 2.5 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not affect the obligation of the relevant Borrower to repay (with applicable interest) the Loans made to the Borrowers by such Lender in accordance with the terms of this Agreement.

          Section 2.6. Interest.

          (a) Loans. Each Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the LIBO Rate plus the Applicable Margin for Loans of such Tranche.

          (b) Default Interest. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans and all fees, indemnities or any other Obligations of the Borrowers under this Agreement and the other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal to (i) with respect to Loans of any Tranche and interest thereon, the LIBO Rate plus the Applicable Margin for Loans of such Tranche plus 3.00% and (ii) with respect to other Obligations, the LIBO Rate plus the Applicable Margin for Tranche A Loans plus 3.00% (any such rate, the "Post-Default Rate").

          (c) Interest Payment. Interest on each Loan shall be payable with respect to each Interest Period, in arrears, on each Remittance Date, commencing on the first Remittance Date following the Remittance Date on which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 3.1 with the amount of any interest payment due hereunder.

          (d) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

          Section 2.7. Prepayment of Loans.

          (a) Optional Prepayment. The Borrowers may, without penalty or premium, prepay the principal of any Loan, in whole or in part and together with accrued and unpaid interest thereon, on three (3) Business Days' prior written notice.

          (b) Mandatory Prepayment. On the date of delivery of a Borrowing Base Certificate pursuant to Section 6.1(a)(v), but in any event, within 5 days of becoming aware of any Borrowing Base Deficiency or Loan Balance Deficiency, the Borrowers shall prepay the Loans in an amount equal to such Borrowing Base Deficiency or such Loan Balance Deficiency, as applicable, together with interest accrued on the amount or amounts prepaid; provided, except during the continuance of a Default or an Event of Default, to the extent that all or any portion of a Borrowing Base Deficiency occurs as the result of a casualty loss, damage, destruction or taking by condemnation of any Collateral, (A) such prepayment shall not be required while Borrower is proceeding diligently to replace, repair or restore such Collateral (or while Borrower is settling its insurance claim with respect thereto), (B) proceeds from insurance covering loss, damage or destruction, or from any taking, of any Collateral not in excess of $1,000,000 for any one occurrence shall not be required to be so prepaid to the extent such insurance proceeds are used to replace, repair or restore the Collateral in respect of which such proceeds were paid, and (C) proceeds from insurance covering loss, damage or destruction, or from any taking, of any Collateral in excess of $1,000,000 for any one occurrence shall not be required to be so prepaid to the extent that such insurance proceeds are deposited into a bank account maintained at a bank satisfactory to Agent and subject to a blocked account agreement in form and substance satisfactory to Agent, granting a perfected first priority security interest in such account to the Agent for the benefit of itself and the Lenders (a "Blocked Account") and used to replace or restore the properties or assets in respect of which such proceeds were paid, and if, in each case, the Borrower delivers a certificate to the Agent within five (5) Business Days of receipt of such proceeds stating that such proceeds shall be used to replace, repair or restore any such Collateral as soon as reasonably practicable, but in no event to exceed 18 months, after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and Agent shall disburse such proceeds from the Blocked Account from time to time, upon Borrower's request, to pay the costs of such replacement, repair or restoration. If all or any portion of such proceeds not so applied to as prepayments are not so used within the restoration period specified in such relevant certificate delivered to Agent, such remaining portion shall be prepaid on the last day of such specified restoration period. The principal amount of each prepayment shall be applied (i) first to Loans of any Tranche in respect of which there is a Borrowing Base Deficiency and (ii) then to any Loan Balance Deficiency, with amounts prepaid solely under this clause (ii) to be applied to Loans of any Tranche or Tranches as determined by the Administrative Borrower.

          Section 2.8. Fees.

          (a) Facility Fees.

          (i) On the Closing Date, the Borrowers shall (x) pay to the Agent, for the account of the Lenders, a non-refundable facility fee equal to 2.50% of the Maximum Aggregate Amount (less any amounts previously paid by any of the Borrowers to the Agent, such amount equaling 1.00% of the Maximum Aggregate Amount) and (y) issue and deliver to the Agent the Warrants.

          (ii) On the first annual anniversary of the Closing Date, the Borrowers shall pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, an additional non-refundable facility fee equal to 1.50% of the Maximum Aggregate Amount.

          (b) Unused Line Fee. From and after the Closing Date and until the Final Maturity Date, the Borrowers shall pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, an unused line fee which shall accrue at the rate per annum of 0.25% on the excess, if any, of the Maximum Aggregate Amount over the average daily principal amount of Loans outstanding from time to time and shall be payable monthly in arrears on each Remittance Date.

          (c) The fees payable pursuant to Section 2.8(b) shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

          Section 2.9. Taxes. (a) All payments made by the Borrowers hereunder or under the Notes or any of the other Loan Documents shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding (i) net income taxes, gross receipts and franchise taxes (imposed in lieu of net income taxes) of, and branch profit taxes of, the Agent or any Lender imposed by the jurisdiction in which the Agent or such Lender is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office or relevant lending office is located or any political subdivision thereof or taxing authority thereof and (ii) deductions, charges or withholdings ("Amounts") with respect to payments hereunder to the Agent or any Lender in accordance with laws in effect on the later of the date of this Agreement and the date such Agent or Lender becomes the Agent or a Lender, as the case may be, but not excluding, with respect to such Agent or Lender, any increase in such Amounts solely as a result of any change in such laws occurring after such later date (such nonexcluded taxes being hereinafter collectively referred to as "Non-Excluded Taxes"). If the Borrowers shall be required by law to deduct or to withhold any Non-Excluded Taxes from or in respect of any amount payable hereunder,

          (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Non-Excluded Taxes on amounts payable to the Lenders pursuant to this sentence) the Lenders receive an amount equal to the sum they would have received had no such deductions or withholdings been made,

          (ii) the Borrowers shall make such deductions or withholdings, and

          (iii) the Borrowers shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Whenever any Non-Excluded Taxes are payable by the Borrowers, as promptly as possible thereafter, the Administrative Borrower shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be reasonably satisfactory to the Lenders or the Agent, as the case may be) showing payment. In addition, the Borrowers agree to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes or any of the other Loan Documents other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").

Notwithstanding anything herein to the contrary, each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans becomes aware of the occurrence of an event or the existence of a condition that would entitle such Lender to receive payments under this Section 2.9(a), it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause the additional amounts which would otherwise be required to be paid to such Lender pursuant to this Section 2.9(a) to be materially reduced and if, as determined by such Lender in its sole discretion, the making, funding or maintaining of such Commitments and Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitments or Loans or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section unless the Parent agrees to pay the reasonable incremental expenses incurred by such Lender as a result of utilizing such other office as described in above.

          (b) If the Borrowers fail to pay any Non-Excluded Taxes or Other Taxes, the Borrowers will indemnify the Lenders for the amount of Non-Excluded Taxes or Other Taxes (including any Non-Excluded Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.9) paid by any Lender and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender makes written demand, which demand shall identify the nature and amount of the Non-Excluded Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

          (c) Each Lender that is organized in a jurisdiction other than the United States, a state thereof or the District of Columbia hereby agrees that:

          (i) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 10.8 after the Closing Date, the date upon which such Lender becomes a party hereto), deliver to the Administrative Borrower and the Agent two accurate, complete and signed originals of U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN or other applicable or successor form indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of United States federal income tax;

          (ii) it shall deliver to the Administrative Borrower and the Agent two further properly completed and duly executed copies of such Form W-8 ECI or Form W-8 BEN or any successor or applicable form on or before the date that any such Form W-8 ECI or Form W-8 BEN expires or becomes obsolete or invalid and after the occurrence of any event (including a change in a lending office or an addition of a lending office by a Lender) requiring a change in the most recent form previously delivered by it to the Administrative Borrower and the Agent or upon the reasonable request of the Administrative Borrower or the Agent;

          (iii) it shall, promptly upon the Administrative Borrower's reasonable request to that effect, deliver to the Administrative Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes; and

          (iv) it shall obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Administrative Borrower.

          (d) If a Lender shall become aware that it is entitled to claim a refund from a taxing authority in respect of Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid increased amounts pursuant to this Section 2.9, it shall promptly notify the Administrative Borrower of the availability of such refund claim and shall make the appropriate claim to such taxing authority for such refund. If a Lender receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Non-Excluded or Other Tax as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid increased amounts pursuant to this Section 2.9, it shall within 30 days from the date of such receipt pay over such refund (but only to the extent of indemnity payments made or additional amounts paid by the Borrowers pursuant to this Section 2.9) to the Borrowers, net of all out-of-pocket expenses of such Lender; provided that the Borrowers, upon the request of such Lender, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event that such Lender is required to repay such refund to such Governmental Authority.

          (e) If the Borrowers fail to perform their obligations under this
Section 2.9, the Borrowers shall indemnify the Lenders for any taxes, interest or penalties that may become payable as a result of any such failure.

                                   ARTICLE III
                         PAYMENTS AND OTHER COMPENSATION

          Section 3.1. Payments; Computations and Statements. (a) The Borrowers will make each payment under the Notes not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent at the Payment Office. All payments received by the Agent after 3:00 P.M. (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agent and the Lenders. Except as provided in Section 2.2, after receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Whenever any payment to be made under any of the Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (b) The Agent shall provide the Administrative Borrower, promptly after the end of each month, a summary statement (in the form from time to time used by the Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates on all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall, unless objected to by the Administrative Borrower within 30 days after the same is sent, be presumed to be correct and shall be final and conclusive absent manifest error.

          Section 3.2. Sharing of Payments, Etc. Except as provided in Section 2.2, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 3.2 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

          Section 3.3. Apportionment of Payments. (a) Subject to Section 2.2 and to any written agreement among the Agent and the Lenders, all payments of principal and interest in respect of outstanding Loans, all payments of fees and all other payments in respect of any of the other Obligations shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans as designated by the Person making payment when the payment is made.

          (b) After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) second, to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Loans and Agent Advances until paid in full; (iv) fourth, ratably to pay principal of the Loans and Agent Advances until paid in full; and (v) fifth, to the ratable payment of all other Obligations then due and payable.

          Section 3.4. Increased Costs and Reduced Return. (a) If any Lender shall have determined that the adoption or implementation of, or any change in, in each case after the date hereof, any law, rule, treaty, regulation, policy, guideline or directive of, or any change after the date hereof in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender or any Person controlling any Lender with any directive or guideline from any central bank or other Governmental Authority, issued or given after the date hereof, in each case applicable to any Lender or any Person controlling any such Lender (whether or not having the force of law), shall (i) change (other than a change which occurs before such Lender becomes a Lender) the basis of taxation of payments to any Lender or any Person controlling any Lender of any amounts payable hereunder (except for taxes on the overall net income or gross receipts of any Lender or any Person controlling any such Lender and franchise taxes) (imposed in lieu of net income taxes) and branch profits taxes, (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by any Lender, or any Person controlling any such Lender (but excluding reserves otherwise taken into account in the determination of the LIBO Rate) or (iii) impose on any Lender or any Person controlling any such Lender or any other condition regarding this Agreement or any Loan, and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase the cost to any Lender of making any Loan or agreeing to make any Loan or to reduce any amount received or receivable by any Lender hereunder, then, upon demand by such Lender, the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased costs or reductions in amount.

          (b) If any Lender shall have determined that the adoption or implementation of, or any change in, in each case after the date hereof, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or any Person controlling any Lender with any request or directive of any such Governmental Authority, issued or given after the date hereof, with respect to any Capital Guideline (whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling any Lender, and any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, or any Lender's or any such controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's or any such controlling Person's capital to a level below that which such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Lender's or such controlling Person's other obligations hereunder (in each case, taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender, the Borrowers shall pay to such Lender from time to time such additional amounts as will compensate such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or such controlling Person's capital.

          (c) All amounts payable under this Section 3.4 shall bear interest from the date that is ten days after the date of demand by a Lender until payment in full to such Lender at the Reference Rate. A certificate of any Lender claiming compensation under this Section 3.4 specifying the event herein above described and the nature of such event shall be submitted by such Lender to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof and such Lender's reasons for invoking the provisions of this Section 3.4, and shall be final and conclusive absent manifest error. Each Lender shall give the Administrative Borrower notice, promptly after the Agent has knowledge thereof, of the occurrence of any event in respect of which such Lender expects to demand payment of any additional amount under this Section 3.4.

          (d) If any of the events requiring payments of additional amounts by the Borrowers under this Section 3.4 occurs and the applicable Lender shall have made a demand for such payment hereunder, the applicable Lender shall take such steps as may be reasonable (consistent with its internal policy and legal and regulatory restrictions) to (i) change the jurisdiction of its funding office if such change would avoid the Borrowers being required to pay any additional amount or (ii) otherwise mitigate the effects of any law or regulation or any change therein or interpretation thereof as set forth in this Section 3.4.

          Section 3.5. Joint and Several Liability of the Borrowers. (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 3.5), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preference or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each event the other Borrowers will make such payment with respect to, or perform, such Obligations.

          (b) The provisions of this Section 3.5 are made for the benefit of the Agent, the Lenders and their successors and assigns and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 3.5 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

          (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any of the other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

                                   ARTICLE IV
                               CONDITIONS TO LOANS

          Section 4.1. Conditions Precedent to Initial Loans. The obligations of the Lenders to make the Loans to be made on the Closing Date are subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (a) Loan Party Documents. The Borrowers shall, and shall cause each other Loan Party to, deliver to the Lenders (or to the Agent with sufficient originally executed copies, where appropriate, for each Lender) the following with respect to the Borrowers or such other Loan Party, as the case may be, each, unless otherwise noted, dated as of Closing Date:

          (i) copies of the Organizational Documents of such Person, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer or manager of the applicable Loan Party, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and each other jurisdiction in the United States in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each jurisdiction of organization, each dated a recent date prior to the Closing Date;

          (ii) resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is a party, certified as of the Closing Date by the secretary or similar officer or manager of such Person as being in full force and effect without modification or amendment;

          (iii) signature and incumbency certificates of the officers or managers of such Person executing the Loan Documents to which it is a party;

          (iv) executed originals of the Loan Documents to which such Person is a party; and

          (v) such other documents relating to any of the foregoing as the Agent may reasonably request.

          (b) Fees. The Borrowers shall have paid to the Agent, for distribution to the Agent and the Lenders, the fees payable on the Closing Date provided for in Section 2.8.

          (c) Representations and Warranties; Performance of Agreements. The Administrative Borrower shall have delivered to the Agent an Officer's Certificate to the effect that (i) the representations and warranties in Section 5.1 and in each of the other Loan Documents are true and correct in all respects on and as of the Closing Date as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all respects on and as of such earlier date), (ii) that the Borrowers have performed in all respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by them on or before the Closing Date, (iii) since December 31, 2001 no event or development has occurred that has had or is reasonably likely to have a Material Adverse Effect, other than any such event or development described in Schedule 5.1(h) hereto and (iv) no Default or Event of Default shall have occurred and is continuing both before and after giving effect to the transactions contemplated to occur on or about the Closing Date.

          (d) Financial Statements. Lenders shall have received from the Parent
(i) the Audited Financial Statements, (ii) the unaudited financial statements of the Parent and its consolidated Subsidiaries as of March 31, 2002 and for the fiscal quarter then ended and (iii) a pro forma balance sheet of the Parent and its Subsidiaries dated as of May 31, 2002, giving effect to the Plan of Reorganization and the financing contemplated hereby and reflecting fresh start accounting bases, in form and substance reasonably satisfactory to the Agent and the Lenders.

          (e) Opinions of Counsel to Borrowers. The Lenders shall have received executed copies of one or more favorable written opinions of counsel for the Borrowers, in form and substance reasonably satisfactory to the Agent and its counsel, dated as of the Closing Date and covering substantially the matters designated in Exhibit D hereto and as to such other matters as the Agent may reasonably request (this Agreement constituting a written request by the Borrowers to such counsel to deliver such opinions to the Lenders).

          (f) Evidence of Insurance. The Agent shall have received a certificate from the Parent's insurance broker or other evidence satisfactory to the Agent that all insurance required to be maintained pursuant to Section 6.1(i) is in full force and effect and that the Agent on behalf of the Lenders has been named as additional insured and/or loss payee thereunder to the extent required under such Section.

          (g) Necessary Governmental Authorizations and Consents. The Borrowers shall have obtained all Governmental Authorizations and all consents of other Persons that are necessary in connection with the transactions provided for in the Loan Documents. Each such Governmental Authorization and consent shall be in full force and effect, except in any case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (h) Real Estate Assets.

               (i) In order to create in favor of the Agent, for the benefit of the Lenders, a valid and, subject to any filing and/or recording referred to herein, perfected first priority security interest in certain real estate assets, the Agent shall have received from each applicable Loan Party (1) one or more Mortgages with respect to each Mortgaged Real Property, creating on such real property of such Loan Party a perfected, highest available priority Lien on such real property (subject only to Permitted Liens), (2) a Title Insurance Policy covering such Mortgaged Real Property containing such endorsement and affirmative coverages as the Agent may reasonably request, including a longform endorsement, if available, (3) the surveys set forth on Schedule 4.1(h)(i), and (4) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the highest available priority of or otherwise protect any Lien purported to be covered by any such Mortgage (subject only to Permitted Liens).

               (ii) In addition, Agent shall have received with respect to each Mortgaged Real Property (except as otherwise expressly set forth herein),
     (1) for the Mortgaged Real Property set forth on Schedule 4.(h)(ii), either
     (A) letters or other evidence from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, (B) an ALTA 3.1 zoning endorsement for the applicable Title Insurance Policy, (C) a zoning opinion letter, or (D) a zoning report, in each case in substance reasonably satisfactory to Agent, (2) a Phase I environmental report (and, if recommended by the Phase I environmental report, a Phase II environmental report), in each case reasonably satisfactory in form and substance to Agent, (3) Physical Conditions Reports, which reports shall be reasonably satisfactory in form and substance to Agent, (4) a copy of each Property Management Agreement, (5) a certificate of occupancy for each Building located on such Mortgaged Real Property, (6) evidence reasonably satisfactory to Agent that all statutorily required registration documents and offering statements and all amendments thereto have been filed with the applicable Governmental Authority where the Resorts are located and the Time Share Interests are being sold or marketed and that all marketing and sales materials comply in all material respects with all Requirements of Law of the state in which the Resort is located and the states in which the Time Share Interests at the Resort are being sold or marketed, and (7) opinions of counsel (which counsel shall be reasonably satisfactory to the Agent) with respect to the creation and perfection of the security interests in favor of the Agent in the Real Property, the enforceability of the Mortgages and such other matters governed by the laws of each jurisdiction in which any Real Property is located as the Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Agent.

          (i) Personal Property Collateral. In order to create in favor of the Agent, for the benefit of the Lenders, a valid, perfected first priority security interest in the personal property Collateral, the Agent shall have received:

          (i) evidence satisfactory to the Agent of the compliance by each Loan Party of their obligations under the Collateral Documents (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

          (ii) (A) a completed Collateral Certificate dated the Closing Date and executed by an Authorized Officer, (B) the results of a search (including a recent update thereof), by a Person satisfactory to the Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (C) UCC termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens);

          (iii) opinions of counsel (which counsel shall be reasonably satisfactory to the Agent) with respect to the creation and perfection of the security interests in favor of the Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Loan Party or any personal property Collateral is located as the Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Agent; and

          (iv) evidence that each Loan Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by the Agent.

          (j) Matters Relating to Existing Indebtedness. The Debtors shall have
(a) no Indebtedness outstanding under the DIP Facility, (b) discharged Indebtedness under all of their prepetition credit facilities as provided in the Plan of Reorganization, (c) terminated any commitments to lend or credit facilities except for any Permitted Indebtedness and (d) delivered to the Agent all documents or instruments necessary to release all Liens securing Indebtedness or other obligations of the Borrowers and their subsidiaries under existing credit facilities to the extent required by the Agent.

          (k) Plan of Reorganization. The Plan of Reorganization shall have been delivered to the Agent and the Lenders, shall expressly provide for and describe the Loans and Commitments and the Agent and the Lenders and shall be in form and substance acceptable to the Agent and the Lenders. The Plan of Reorganization shall have become effective in accordance with its terms without waiver of any condition to such effectiveness that, in the Agent's reasonable judgment, is material.

          (l) Confirmation Order. The Confirmation Order shall have been delivered to the Agent, shall address the making of the Loans and the Commitments under this Agreement and the terms hereof and the granting of all Liens required under this Agreement and the other Loan Documents and shall otherwise be in form and substance satisfactory to the Agent and the Lenders. The Confirmation Order shall be in full force and effect and shall not have been stayed pending any appeal, no appeal or petition for review or for rehearing shall have been taken or shall be pending, the Confirmation Order is not subject to appeal and not less than 11 days shall have elapsed since entry of the Confirmation Order and the Agent shall have received evidence satisfactory to it demonstrating such facts.

          (m) Valuation/Appraisal. The Agent shall have received valuation/appraisals with respect to certain of the Collateral from such third party appraisal firm or firms as selected by the

Borrowers and acceptable to the Agent, and such valuation/appraisal and the results thereof shall be acceptable to the Agent.

          (n) Exchange Programs. The Agent shall be satisfied with respect to matters relating to the Borrowers' membership or participation in programs of Resort Condominium International and/or Interval International.

          (o) Custodial Agreements. Each of the Custodial Agreements shall be in full force and effect.

          (p) Management. The persons listed on Schedule 4.1(p) hereto shall have executed and delivered management agreements with respect to services to be provided to the Parent that are satisfactory to the Agent and provide, inter alia, that such person shall maintain an active role in the management Parent for the time periods set forth therein.

          (q) Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

          Section 4.2. Conditions Precedent to All Loans. The obligation of the Agent or any Lender to make any Loan is subject to the satisfaction, on or prior to the date of such Loan, of the following conditions:

          (a) Fees. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers to the Agent and the Lenders pursuant to this Agreement and the other Loan Documents.

          (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Administrative Borrower to the Agent of a Notice of Borrowing with respect to each Loan, and the Borrowers' acceptance of the proceeds of such Loan, shall each be deemed to be a representation and warranty by the Borrowers on the date of such Loan that:
(i) the representations and warranties in Section 5.1 and in each of the other Loan Documents are true and correct in all material respects on and as of such date (or, to the extent such representations specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Loan and the application of proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of such Loan, (iii) since December 31, 2001 no event or development has occurred that has had or is reasonably likely to have a Material Adverse Effect, other than any such event or development described in Schedule 5.1(h) hereto and (iv) the conditions set forth in this Section 4.2 have been satisfied as of the date of such request.

          (c) Notice of Borrowing. The Agent shall have received a Notice of Borrowing pursuant to Section 2.2(a) hereof.

          (d) Proceedings; Receipt of Documents. All corporate and other proceedings taken or to be taken in connection with the making of such Loan and the other transactions contemplated by this Agreement, and all documents incidental hereto and thereto, shall be satisfactory to the Agent, and the Agent shall have received all such counterpart originals or certified or copies of such documents, in form and substance satisfactory to the Agent, as the Agent may reasonably request.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

          Section 5.1. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

          (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate, limited liability company or partnership power and authority to conduct its business as now conducted and as presently contemplated and in the case of the Borrowers to make borrowings hereunder and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure so to be qualified or in good standing is not reasonably likely to have a Material Adverse Effect.

          (b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary corporate, limited liability company or partnership, as the case may be, action, (ii) do not and will not contravene its Organizational Documents or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

          (c) Governmental Approvals. Except for the entry of the Confirmation Order, such filings as may be required under the Exchange Act and filings and notices required to create or perfect any Lien to be created under any of the Loan Documents, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

          (d) Execution and Binding Effect. Each of the Loan Documents required to be executed and delivered on or prior to the Closing Date has been duly and validly executed and delivered by each of the Loan Parties which is a party thereto and constitutes a legal, valid and binding obligations of each Loan Party, enforceable in accordance with the terms hereof or thereof. Each Loan Document that was not required to be executed and delivered by any Loan

Party prior to the Closing Date, when executed and delivered, will be validly executed and delivered by each Loan Party party thereto and will constitute a legal, valid and binding obligation of each Loan Party, enforceable in accordance with the terms thereof.

          (e) Warrant Shares. The shares of New Sunterra Common Stock issuable upon exercise of the Warrants have been duly authorized by all necessary corporate action on the part of the Parent, have been duly reserved for issuance upon such exercise and, when issued against payment therefor and otherwise in accordance with the provisions of the Warrants, will be validly issued, fully paid and nonassessable and shall not have been issued in violation of any preemptive, first refusal or similar rights. The number of shares of New Sunterra Common Stock issuable upon exercise of the Warrants constitutes 5% of the number of shares of such stock that will be outstanding after giving effect to the transactions provided for in the Plan of Reorganization, assuming the exercise in full of all stock options and warrants provided for in such Plan or outstanding on the Closing Date.

          (f) Subsidiaries. Schedule 5.1(f) is a complete and correct description of the name, jurisdiction of organization and ownership of the outstanding Capital Stock of Subsidiaries of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of each Subsidiary have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens.

          (g) Litigation. Except as set forth in Schedule 5.1(g), there is no pending or, to the knowledge of any Borrower, threatened action, suit or proceeding affecting any Loan Party before or by any court or other Governmental Authority or any arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) as of the Closing Date, relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

          (h) Financial Condition. The Audited Financial Statements, and the unaudited consolidated financial statements of the Parent and its consolidated Subsidiaries as at March 31, 2002 and for the fiscal quarter then ended, copies of which have been delivered to the Agent and the Lenders, fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the dates thereof and the consolidated results of their operations for the fiscal periods ended on such dates, all in accordance with GAAP, subject, in the case of such unaudited financial statements, to the absence of footnotes and to normal year-end audit adjustments, and since December 31, 2001 no event or development has occurred that has had or is reasonably likely to have a Material Adverse Effect, other than any such event or development described in Schedule 5.1(h) hereto.

          (i) Compliance with Law, Etc. None of the Loan Parties is in violation of its Organizational Documents or any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets which is reasonably likely to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing.

          (j) ERISA. Except as set forth on Schedule 5.1(j), (i) each Employee Plan is in substantial compliance with ERISA and the Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the United States Department of Labor and will promptly be delivered upon request to the Agent, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status,
(iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code at any time during the previous 60 months, and (v) no Lien imposed under the Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Code at any time during the previous 60 months. Neither any Loan Party nor any ERISA Affiliate thereof is or was during the preceding six years obligated to contribute to any Multiemployer Plan, and neither any Loan Party nor any ERISA Affiliate thereof has assumed any obligation of any predecessor with respect to any Multiemployer Plan. Except as required by Section 4980B of the Code, none of the Loan Parties or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Loan Parties or any of their ERISA Affiliates has incurred any material liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.

          (k) Taxes, Etc. All federal, state and material local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all material taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except as set forth on Schedule 5.1(k) hereto and except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (l) Compliance with Margin Regulations. None of the Loan Parties is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the Board), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (m) Nature of Business. None of the Loan Parties is engaged in any business other than the acquisition, marketing, sale, development, management, rental and operation of timeshare resorts and other timeshare activities, the provision of financing for the purchase of Time Share Interests and other leisure activities (exclusive of gaming) and activities directly related to or otherwise supporting any of the foregoing.

          (n) Adverse Agreements, Etc. None of the Loan Parties is subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority (other than regulations or other similar requirements relating to acquisition, marketing, sale, development, management, rental and operation of time share resorts and other time share activities, the provision of financing for the purchase of Time Share Interests and other leisure activities (exclusive of gaming) and activities directly related to the foregoing), which is reasonably likely to have a Material Adverse Effect.

          (o) Permits, Etc. Except as set forth in Schedule 5.1(o) hereto, each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person except for the failure to obtain and maintain compliance with permits, licenses, authorizations, approvals, entitlements and accreditations which is not reasonably likely to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except for the occurrence of such conditions or events which are not reasonably likely to have a Material Adverse Effect.

          (p) Title to Properties.

          (i) Each Loan Party has good and indefeasible title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens. All such properties are in good working order and condition, ordinary wear and tear excepted, and in compliance with all laws, rules, regulations, judgments or orders of any Governmental Authority, except for such noncompliance which is not reasonably likely to have a Material Adverse Effect.

          (ii) Schedule 1.1(x)(i) sets forth a complete and accurate list as of the Closing Date of Real Property owned or leased by each Loan Party and its Subsidiaries.

          (iii) With respect to each Ground Lease, Borrowers hereby warrant and represent as follows: (i) the Borrower set forth on Schedule 1.1(xi) hereto is the owner of a valid and subsisting interest as lessee under the applicable Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified by any writing or otherwise except as set forth on Schedule 1.1(xi) hereto; (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof;
     (iv) Borrower enjoys the quiet and peaceful possession of the property demised thereby; (v) Borrowers are not in default under any of the terms thereof and there are no defaults under any of the terms thereof beyond the giving of any required notice and the expiration of any applicable cure period; (vi) to Borrower's knowledge, Borrowers have not received notice from lessor under the Ground Lease of a default thereunder, which default has not been timely cured; (vii) to the best of Borrowers' knowledge, lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed;
     (viii) the Ground Lease or a memorandum thereof has been duly recorded; and
     (ix) the terms of the Ground Lease extend not less than ten (10) years beyond the Final Maturity Date.

          (q) Full Disclosure. Each Borrower has disclosed to the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Borrower to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          (r) Environmental Matters. Except as set forth on Schedule 5.1(r), (i) the operations of each Loan Party are in compliance with Environmental Laws;
(ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest, except in the case of each of items (i), (ii), (iii) and (iv) above, for matters that could not reasonably be expected to have a Material Adverse Effect.

          (s) Insurance. Each Loan Party keeps or causes to be kept its property adequately insured and maintains or causes other Persons to maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workers' compensation insurance in the amounts required by applicable law, (iii) public liability insurance in amounts customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it and (iv) such other insurance as may be required by law or as may be reasonably required by the Agent (including insurance against larceny, embezzlement or other criminal misappropriation). Schedule 5.1(s) sets forth a list of all insurance maintained by each Loan Party on the Closing Date.

          (t) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each Loan Party is Solvent.

          (u) Location of Bank Accounts. Schedule 5.1(u) sets forth a complete and accurate list as of the Closing Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

          (v) Intellectual Property. Each Loan Party owns or licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (w) Holding Company and Investment Company Acts. None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (x) Place of Business; Chief Executive Office. Schedule 5.1(x) sets forth a complete and accurate list as of the date hereof of (i) each place of business of each Loan Party and (ii) the chief executive office of each Loan Party.

          (y) Lien Priority. The Liens of the Agent in the Collateral shall be valid and perfected first priority Liens subject only to Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement).

          (z) Time Share Interests.

               (i) The sale, offering for sale and financing of Time Share Interests (1) do not constitute the sale, or the offering of sale, of securities subject to registration requirements of the Securities Act or any state or foreign securities law, (2) except to the extent that any such violation(s), either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, do not violate any time share or other law of any state or foreign country in which sales or solicitation of Time Share Interests occur and (3) except to the extent that any such violation(s), either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, do not violate any consumer credit or usury laws of any state or foreign country in which sales or solicitations of Time Share Interests occur. Except to the extent that any such failure(s), either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, the Loan Parties have not failed to make or cause to be made any registrations or declarations with any Governmental Authority necessary to the ownership of the Resorts or to the conduct of their business, including laws and regulations applicable to the business and activities, the operation of the Resorts and the sale, or offering for sale, of Time Share Interests. Except to the extent that any such noncompliance, either individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect, the Loan Parties have, to the extent required by their activities and businesses, complied with all laws and regulations applicable to their business and activities.

               (ii) Schedule 5.1(z) sets forth, with respect to each Resort, the states and countries in which Time Share Interests with respect to such Resort are being sold or marketed. Borrower has filed in each jurisdiction in which such filing is a legal prerequisite to the marketing of the Time Share Interests therein all applicable documents with the appropriate Governmental Authorities required to authorize the sale of Time Share Interests in such jurisdiction and has subjected each Resort to certain limitations, restrictions, conditions and covenants as described in the time share declarations and as hereinafter set forth in accordance with the provisions of any applicable laws, statutes or regulations (such laws, statutes or regulations and all amendments, modifications or replacements thereof and successors thereto, and all regulations and guidelines promulgated thereunder or with respect thereto, now or hereafter enacted, being hereinafter collectively referred to as the "Time Share Laws"), except for failures to make such filings that are not reasonably likely to have a Material Adverse Effect . All material documents used in connection with the creation of the Time Share Interests, the sale of the Time Share Interests and the operation of the Resort as a time share resort, including, without limitation, the Declaration (as hereinafter defined), by-laws and rules and regulations of the homeowner's association, the management agreement, the form of contract of sale and deeds, and all other documents used by the Loan Parties in connection with the sale of Time Share Interests, and the operation of the Resort as a time share resort and the regulation, management and administration thereof (collectively, the "Time Share Documents") comply with all Time Share Laws, except for any non-compliance that is not reasonably likely to have a Material Adverse Effect. As used herein, the term "Declaration" means the declaration in furtherance of a plan for subjecting the Resort to a time share form of ownership, which Declaration contains covenants, restrictions, easements, charges and liens and including, without limitation, provisions regarding the identification of Time Share Interests and the common areas and the regulation and governance of the Real Property comprising the Resort as a time share regime.

          (aa) Time Share Interest Exchange Network. To the extent Borrowers and their Subsidiaries have entered into written agreements with Resort Condominiums International or Interval International, such Borrowers and their Subsidiaries are members and participants pursuant to validly executed and enforceable written agreements in Resort Condominium International and/or Interval International, as applicable. Such Borrowers and their Subsidiaries have paid all fees and other amounts due and owing under such agreements and are not otherwise in default in any respect thereunder, except to the extent that is not reasonably likely to have a Material Adverse Effect.

          (bb) Common Areas. To the extent that Borrowers are obligated to construct common areas and amenities, the common areas and amenities appurtenant to sold Time Share Interests, and the streets and other off-site improvements contained within the projects, have been completed or a bond insuring the completion thereof has been obtained, except to the extent that such failure to complete or post a bond is not reasonably likely to have a Material Adverse Effect, and such interests in such common areas are free and clear of all Liens except Permitted Liens.

          (cc) Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

          (dd) Homeowners' Association, Maintenance Fees and Developer Subsidies. As of May 31, 2002, all homeowners' association, maintenance fees and/or developer subsidies, as applicable, required to be paid by any Loan Party and which are past due have been paid, except to the extent that such past due fees do not exceed $1,000,000 in the aggregate.

          (ee) Condemnation. Except as set forth in Schedule 5.1(ee), as of the Closing Date no condemnation or other proceeding in the nature of eminent domain has been commenced or, to any Loan Party's best knowledge, is threatened or contemplated with respect to all or any portion of any Mortgaged Real Property or for the relocation of roadways providing access to any Mortgaged Real Property.

          (ff) Utilities and Public Access. Each Mortgaged Real Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Mortgaged Real Property for its respective intended uses. All public utilities necessary to the full use and enjoyment of each Mortgaged Real Property are located either in the public right-of-way abutting such Mortgaged Real Property (which are connected so as to serve such Mortgaged Real Property without passing over other property) or in recorded easements serving such Mortgaged Real Property. All roads necessary for the use of each Mortgaged Real Property for its current purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

          (gg) Separate Lots. Each Mortgaged Real Property is comprised of one
(1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Mortgaged Real Property; provided, however, that the foregoing shall not prohibit a Loan Party from owning Time Share Interests that are jointly assessed with Time Share Interests owned by other Persons.

          (hh) Assessments. Except as set forth in Schedule 5.1(hh), as of the Closing Date, there are no pending or proposed special or other assessments for public improvements or otherwise affecting any Mortgaged Real Property.

          (ii) Use of Property. Each Resort is used exclusively as a time share resort, hotel and/or other appurtenant and related uses.

          (jj) Certificate of Occupancy; Licenses. All material certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of each Resort as a time share resort or hotel (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower shall keep and maintain all Licenses necessary for the operation of each Resort as a time share resort. The use being made of each Resort is in conformity with the certificate of occupancy issued for such Resort.

          (kk) Flood Zone. None of the improvements on any Mortgaged Real Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards or, if so located, flood insurance is in full force and effect with respect to each Mortgaged Real Property.

          (ll) Physical Condition. Each Mortgaged Real Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists on the Closing Date no structural or other material defects or damages in any Mortgaged Real Property, whether latent (to the knowledge of the Borrowers) or otherwise; and Borrower has not received on the Closing Date notice from any insurance company or bonding company of any defects or inadequacies in any Mortgaged Real Property, or any part thereof, which would materially adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          (mm) Boundaries. All of the improvements which were included in determining the appraised value of each Mortgaged Real Property lie wholly within the boundaries and building restriction lines of such Mortgaged Real Property, and no improvements on adjoining properties encroach upon such Mortgaged Real Property, and no easements or other encumbrances upon the applicable Mortgaged Real Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Mortgaged Real Property except those which are insured against by the Title Insurance Policy.

          (nn) Survey. The Surveys delivered to Agent in connection with this Agreement do not fail to reflect any material matter affecting such Mortgaged Real Property or the title thereto.

          (oo) Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Requirements of Law currently in effect in connection with the transfer of the Real Properties to the applicable Loan Party have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Requirements of Law currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages, will be paid on the date hereof and, under current Requirements of Law, each of the Mortgages is enforceable in accordance with its terms by Agent (or any subsequent holder thereof), subject to principles of equity and bankruptcy, insolvency and other laws generally applicable to creditors' rights and the enforcement of debtors' obligations.

          (pp) Management Agreement. To the best of Borrowers' knowledge, the Property Management Agreements are in full force and effect and to the knowledge of each Loan Party there is no material default thereunder by any Loan Party party thereto or, to the knowledge of any Loan Party, by any party thereto other than a Loan Party, other than any such default that is not reasonably likely to have a Material Adverse Effect, and no event has occurred that, with the passage of time and/or the giving of notice would constitute such a default thereunder.

          (qq) Illegal Activity. No portion of any Real Property has been or will be purchased with proceeds of any illegal activity.

          (rr) Embargoed Person. At all times throughout the term of the Loans, including after giving effect to any transfers of Property permitted pursuant to the Loan Documents, (a) none of the funds or other assets of any Loan Party constitute property of, or are beneficially owned, directly or indirectly, by any Person subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. (S)(S) 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in any Loan Party (whether directly or indirectly), is prohibited by law or the Loans made by the Agent are in violation of law ("Embargoed Person");
(b) no Embargoed Person has any interest of any nature whatsoever in any Loan Party with the result that the investment in any Loan Party (whether directly or indirectly), is prohibited by law or the Loans are in violation of law; and (c) none of the funds of any Loan Party have been derived from any unlawful activity with the result that the investment in any Loan Party (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

                                   ARTICLE VI
                           COVENANTS OF THE BORROWERS

          Section 6.1. Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Obligations that by the express terms of this Agreement survive the termination hereof) or any Lender shall have any Commitment, the Borrowers will, unless the Required Lenders shall otherwise consent in writing:

          (a) Reporting Requirements. Furnish to the Agent and each Lender:

          (i) as soon as available, and in any event within 120 days after the end of each fiscal year, consolidated and consolidating (in the form of Schedule 6.1(a)(i) hereto) balance sheets, consolidated and consolidating (in the form of Schedule 6.1(a)(i) hereto) statements of income and consolidated statements of cash flows and stockholders' equity of the Parent and its Subsidiaries as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the immediately preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing selected by the Parent and satisfactory to the Agent (which opinion shall be without qualification or exception as to scope of audit or for going concern, except for limitations arising with respect to financial statements for prior periods that were not audited by Deloitte & Touche LLP), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

          (ii) as soon as available, and in any event within 30 days of the end of each fiscal month of the Parent and its Subsidiaries (or with respect to any month that is also the last month in a fiscal quarter, within 45 days of the end of such month), internally prepared consolidated and consolidating (in the form of
     Schedule 6.1(a)(i) hereto) balance sheets, consolidated and consolidating (in the form of Schedule 6.1(a)(i) hereto) statements of operations and consolidated statements of cash flows for such fiscal month of the Parent and its Subsidiaries for such fiscal month and for the period from the beginning of such fiscal year to the end of such fiscal month, and, for such reports prepared more than one year after the Closing Date, setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such fiscal month and the results of operations and cash flows of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to normal year-end adjustments;

          (iii) as soon as available, a weekly flash report in the form of
     Schedule 6.1(a)(iii) hereto and within twenty (20) days after the end of each month, a management report that shall include an analysis of Time Share Inventory, Time Share Inventory sales and Mortgage Receivable activity, all as of the month then ended;

          (iv) simultaneously with the delivery of the financial statements required by clauses (i) and (ii) of this Section 6.1(a), a certificate of an Authorized Officer (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations necessary for purposes of the covenants contained in Section 6.3;

          (v) as soon as available, but in any event within twenty (20) days after the end of each fiscal month, a Borrowing Base Certificate as of the last day of such month, together with an electronic tape detailing the Mortgage Receivables covered by such Borrowing Base Certificate;

          (vi) promptly after submission to any Governmental Authority, all documents and written information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than those relating to routine inquiries by such Governmental Authority;

          (vii) as soon as possible, and in any event within three (3) Business Days after the occurrence of an Event of Default or Default or the occurrence of any event or development that is reasonably likely to have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which the Parent and its Subsidiaries propose to take with respect thereto;

          (viii) (A) as soon as possible and in any event (1) within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any Termination Event with respect to any Employee Plan has occurred, or (2) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Code has not been made when due with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details thereof and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto and (E) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each notice sent by such Loan Party or such ERISA Affiliate thereof, other than in connection with the closing of the Borrowers' offices in Orlando, Florida;

          (ix) promptly after the commencement thereof but in any event not later than five (5) days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which is reasonably likely to have a Material Adverse Effect;

          (x) promptly after the sending or filing thereof, copies of all statements, reports and other information (other than matters solely of an administrative nature) that any Loan Party sends to holders generally (other than Loan Parties) of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

          (xi) promptly upon receipt thereof, copies of all financial reports (including management letters) submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof;

          (xii) promptly upon request, such other information pertaining to the Collateral as the Agent may reasonably request, including the following:
     (1) month-end remittance reports in both paper and electronic form relating to the Mortgage Receivables; (2) month-end inventory reports listing Hard Inventory and Soft Inventory count by Resort, by unit type and by season; and (3) month-end audit tracking reports detailing all monthly changes to Hard and Soft Inventory and the reason for such change;

          (xiii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time reasonably request.

          (b) Additional Loan Parties and Collateral Security. (i) Cause any Person that becomes a Significant Subsidiary of a Loan Party after the Closing Date (other than Subsidiaries of the Parent not organized under the laws of the United States or any state thereof), (A) to execute and deliver to the Agent a guaranty in form and substance satisfactory to the Agent or, at the option of such Loan Party, cause such Person to become a "Borrower" hereunder by executing and delivering to the Agent a counterpart to this Agreement in form and substance satisfactory to the Agent, and (B) to take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements (or supplements thereto) and certificates as are similar to those described in Sections 4.1(h) and 4.1(i) hereof and such other agreements (or supplements thereto), instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the highest available priority of or otherwise protect any Lien purported to be covered by the Collateral Documents (subject only to any Permitted Liens) and otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral and (ii) cause any Loan Party that acquires any real property asset after the Closing Date to take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements (or supplements thereto) and certificates as are similar to those described in
Section 4.1(h) hereof and such other agreements (or supplements thereto), instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the highest available priority of or otherwise protect any Lien purported to be covered by the Collateral Documents (subject only to any Permitted Liens) and otherwise to effect the intent that such real estate asset shall become Collateral.

          (c) Compliance with Laws, Etc. Except for such noncompliance which is not reasonably likely to have a Material Adverse Effect, comply, and cause each of their Subsidiaries and all of the Real Properties to comply with all applicable laws, rules, regulations, judgments and orders (including all Environmental Laws), such compliance to include (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and
(ii) paying all lawful claims before the same become a Lien or charge upon any of its properties, except in any such case to the extent (A) such claims relate to taxes not yet due and payable or (B) such claims are contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (d) Preservation of Existence, Etc. Except to the extent permitted by
Section 6.2(c), maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, their existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except where failure so to be qualified or in good standing would not be reasonably likely to have a Material Adverse Effect.

          (e) Keeping of Records and Books of Account. Keep adequate records and books of account, with complete entries made in accordance with GAAP.

          (f) Inspection Rights. Permit, and cause each of their Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time during normal business hours and, unless a Default or Event of Default has occurred and is continuing, upon reasonable notice, at the expense of the Borrowers, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes receivable, deposit accounts and other assets of the Loan Parties and their Subsidiaries, to conduct, on a reasonable basis and, unless a Default or Event of Default has occurred and is continuing, in consultation with the Administrative Borrower, audits, physical counts, valuations, appraisals (other than those provided for in Section 6.1(g)), environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof.

          (g) Appraisal Rights. Permit, and cause each of their Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time on a reasonable basis, at the expense of the Borrowers (provided, so long as an Event of Default shall not have occurred and be continuing, such expense shall not be in the aggregate more than $50,000 in any calendar year), to engage an independent third party appraisal firm to perform a collateral valuation of Time Share Inventory at any Resort of the Borrowers for the purpose of updating the "Cost Factor" (as set forth in Schedule 6.1(g) hereto) for use in the calculation of Inventory Collateral Value.

          (h) Maintenance of Properties, Etc. Except as otherwise provided in
Section 6.2(c), repair, replace, maintain and preserve, and cause each of their Subsidiaries to repair, replace, maintain and preserve, all of their properties (whether owned or held under lease) which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property so as to prevent any material loss or forfeiture thereof or thereunder.

          (i) Maintenance of Insurance. Maintain, and cause each of their Subsidiaries to maintain, or cause other Persons to maintain for the Borrower and their Subsidiaries, insurance with responsible and reputable insurance companies or associations (including, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. To the extent such policies name a Loan Party or its Subsidiaries as a named insured, all policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may reasonably require to protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Agent, and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Agent and such other Persons as the Agent may designate from time to time as their respective interests may appear, and shall provide for not less than 30 days' prior written notice to the Agent of the exercise of any right of cancellation. If the Loan Parties or any of their Subsidiaries fail to maintain such insurance, the Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the sole right, in the name of the Lenders, the Loan Parties and their Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, subject to the rights of third parties that have been granted a Permitted Lien that is prior to the Lien in favor of the Agent.

          (j) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of their Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business, except where the failure to obtain, maintain or preserve such permits, licenses, authorizations, approvals, entitlements and accreditations is not reasonably likely to have a Material Adverse Effect.

          (k) Custodial Agreements. Comply with their obligations under each of the Custodial Agreements (including their obligations thereunder to maintain and deliver the Contract Files to the Custodian) other than any such obligations the failure to comply with which would not adversely affect in any material respect the interests of the Lenders hereunder

          (l) Environmental. Except as provided in Schedule 5.1(r), (i) keep any property either owned or operated by them or any of their Subsidiaries free of any Environmental Liens; (ii) comply, and cause their Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent documentation of such compliance which the Agent reasonably requests; (iii) as soon as practicable notify the Agent of any Release of a Hazardous Material in excess of any quantity that could be reasonably be likely to have a Material Adverse Effect from or onto Property owned or operated by the Loan Parties or any of their Subsidiaries and take any Remedial Actions required by Environmental Laws to abate said Release; (iv) promptly provide the Agent with written notice within 10 days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any Property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental

Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any Property at any time owned or occupied by any Loan Party or any of its Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials and/or (D) any violation of any Environmental Law.

          (m) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of their Subsidiaries to take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected highest available priority Liens (subject to Permitted Liens), to the extent required by this Agreement and the other Loan Documents, any of the Collateral or any other Property of the Guarantors and their Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby (subject to Permitted Liens), and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent the rights now or hereafter intended to be granted to the Agent and the Lenders under this Agreement or any other Loan Document.

          (n) Change in Collateral; Collateral Records. (i) Give the Agent not less than 30 days' prior written notice of any change in the location of any Collateral, other than to locations existing on the Closing Date and with respect to which the Agent has filed financing statements and otherwise fully perfected its Liens thereon (subject to Permitted Liens), and (ii) advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon.

          (o) Mortgage Receivables Information. Maintain, and cause each of their Subsidiaries to maintain, or other Persons shall maintain for Parent and its Subsidiaries, files that are accurate and complete in all material respects relating to the Mortgage Receivables.

          (p) Use of Proceeds. The proceeds of the Loans shall be used for the purposes set forth in the fourth recital to this Agreement, provided that the Borrowers (i) shall not use proceeds of the Tranche A Loans or Tranche B Loans for the purpose of acquisitions of assets (other than in the ordinary course of business) or equity interests of any other Person or for Capital Expenditures and (ii) and shall not use proceeds of Tranche C Loans for the purposes specified in the foregoing clause (i) except in compliance with the limitations set forth in Section 6.2(g). No part of the proceeds of the Loans will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or in a manner that, or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (q) Securitization Provision. In the event that the Parent elects to execute or permits any Subsidiary to execute a Securitization during the Securitization Commitment Period, the Parent shall give the Agent written notice of such election (the "Election Notice") and Agent or its Affiliates shall have the right to act as Securitization Agent in connection with such Securitization. All fees payable to the Agent to execute such Securitization shall be commercially reasonable fees equal to fees charged by underwriters or placement agents, as applicable, at the time of such Securitization to securitize similar mortgage loans in substantially similar transactions. The Parent shall have the right to use a third party Securitization Agent during the Securitization Commitment Period if the Parent reasonably determines that the net proceeds to be received by the Parent or its Affiliates from a Securitization executed with the Agent or its Affiliates would be materially less than the net proceeds to be received by the Parent or its Affiliates from a Securitization executed by a third party Securitization Agent provided that the Parent pays to the Agent the Securitization Breakage Fee. Notwithstanding the foregoing, the Parent shall not be obligated to pay to the Agent any Securitization Breakage Fee if either (i) the Agent shall not have responded in writing to the Election Notice within ten Business Days after receipt thereof or (ii) the Agent elects in writing not to exercise its right to act as a Securitization Agent under this Section 6.1 (q).

          (r) Interest Rate Cap Agreement. At any time the Tranche A Loans, Tranche B Loans or Tranche C Loans remain outstanding, the Borrowers shall keep in effect an Interest Rate Cap Agreement, the terms of which shall be reviewed from time to time by the Borrowers and the Agent and which shall include (i) a notional amount based on the outstanding and anticipated principal balances of the Tranche B Loan and Tranche C Loan, (ii) a term of two years, (iii) a strike price at 1% to 2% out of the money on spot one month LIBOR and (iv) a monthly payment requirement.

          (s) Board of Directors. The Agent shall have the right to appoint two representatives (the "Representatives") to attend the meetings of board of directors of the Parent (the "Board of Directors"). The Parent agrees to provide to the Representatives prior written notice of each meeting of the Board of Director and copies of all materials provided to the members of the Board of Directors at the same time such notice and such materials are provided to the members of the Boards of Directors except that (i) for matters related to claims or litigation, counsel for the Borrowers may determine whether disclosing such document, or permitting attendance at or participation in a meeting of the Board of Directors or relevant portion thereof, could adversely affect the applicability thereto of attorney-client privilege or other like privilege available at law and if counsel for the Borrowers makes such determination, Parent shall not be required to provided such material to the Representatives or to permit the Representatives to attend or participate in the applicable meeting or relevant portion thereof and (ii) the Parent shall not be obligated to provide to the Representatives material for the Board of directors that relate to the Loan or any Lender or to matters relating to or involving any Lender or to permit the Representatives to attend or participate in the meeting or the relevant portion thereof relating to such matters.

          (t) Management of Cash and Mortgage Notes. The Borrowers shall (x) establish and maintain a cash management system in which cash proceeds from the sale of Time Share Inventory and from Mortgage Receivables subject to a Permitted Lien are not commingled with cash proceeds from the sale of Time Share Inventory and from Mortgage Receivables subject to the first priority Lien in favor of the Agent and (y) cause all custodians having possession of the Borrowers' Mortgage Receivables and related documents and instruments subject to a Permitted Lien to be segregated and not commingled with Mortgage Receivables and related documents and instruments subject to the first priority Lien in favor of the Agent and cause such custodians to comply with clause (x) above. The Borrowers shall, and shall cause their Subsidiaries to, deposit and maintain all proceeds from the sale of Time Share Inventory and all proceeds from Mortgage Receivables in one or more Deposit Accounts of a Loan Party; provided, at all times each such Deposit Account shall be subject to a legal, valid and binding Deposit Account Control Agreement among the applicable Loan Party, the Agent and the financial institution at which such Deposit Account is maintained. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, the Borrowers shall use their best efforts to have all such Deposit Account Control Agreements in effect as of the Closing Date; provided, the failure to have all such Deposit Account Control Agreements in effect in accordance with this Section 6.1(t) on or before the 45th day after the Closing Date shall be an Event of Default hereunder.

          (u) Management Availability. Cause its senior management and advisors, and use reasonable efforts to cause each of their Subsidiaries to cause such Subsidiary's senior management and advisors, to be available to the Agent or representatives thereof on a monthly basis at times and locations to be agreed upon and to provide the Agent or representatives thereof with an update with respect to current operations and information regarding the previous month's actual operating and financial results.

          (v) Change in Key Personnel. Give the Agent prompt notice of any changes or pending changes with respect to any Key Personnel, including any material changes to the duties and responsibilities of any Key Personnel and use commercially reasonable efforts to replace any Key Personnel with an individual reasonably satisfactory to the Agent within 60 days of any vacancy; provided that, in any event, the Parent shall replace the chief executive officer and the chief financial officer with an individual reasonably satisfactory to the Agent within 120 days of any vacancy.

          (w) Conversion to Hard Inventory. Use its reasonable efforts to convert Soft Inventory and A/R Inventory into Hard Inventory.

          (x) Collateral Information. Use its best efforts to provide the Agent with copies of any appraisals or valuations of material Collateral and any qualified letter of intent, offer or commitment to purchase material Collateral, in each case to the extent prepared for or received by any of the Borrowers.

          (y) Management of Resorts. With respect to each Resort with which they have a management contract on the Closing Date, use commercially reasonable efforts to maintain, and cause each of their Subsidiaries to use commercially reasonable efforts to maintain, such management contracts, except to the extent that the failure to maintain such management contracts is not reasonably likely to have a Material Adverse Effect.

          (z) Homeowners' Association and Maintenance Fees. Pay, and cause each of their Subsidiaries to pay, all homeowners' association and maintenance fees required to be paid by them before such fees become delinquent, except to the extent that such past due fees do not exceed $1,000,000 at any time, or become a Lien (other than a Permitted Lien) or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (aa) Time Share Obligations. Comply, and cause each of their Subsidiaries to comply, with all of their respective obligations under the Time Share Documents, except to the extent that any non-compliance would not reasonably be expected to have a Material Adverse Effect.

          (bb) Regulatory Matters. Comply, and cause each of their Subsidiaries to comply, with all applicable regulations of any Governmental Authority with respect to the sale of Time Share Interests in each jurisdiction in which they are currently selling Time Share Interests, except to the extent such noncompliance is not reasonably likely to have a Material Adverse Effect.

          (cc) Sales and Marketing. At all times maintain, and cause each of their Subsidiaries to maintain, an active sales and marketing program for the sale of the Time Share Interests for locations where it has material Time Share Interests. All Time Share Interests shall be sold in a manner which is in compliance with all applicable Requirements of Law including, without limitation, the Time Share Laws, except to the extent that any non-compliance would not reasonably be expected to have a Material Adverse Effect.

          (dd) Club Obligations. Cause the Club to comply with all applicable laws, statutes, rules and governmental regulations applicable to it and with each material instrument, agreement or document to which it is a party or by which it is bound, except to the extent that any non-compliance would not reasonably be expected to have a Material Adverse Effect, and to administer and maintain all obligations under the Club according to the terms and conditions of each instrument, agreement or document to which the Club or any Loan Party is a party or by which it is bound, except to the extent that any non-compliance or failure to administer would not reasonably be expected to have a Material Adverse Effect.

          (ee) Systems. At all times maintain, and cause each of their Subsidiaries to maintain, accounting and inventory interval systems at least at their current levels.

          (ff) Inventory Management. Maintain and cause each of their Subsidiaries to maintain, a backup storage and disaster recovery program for their inventory management systems reasonably acceptable to the Agent.

          (gg) Lien Releases. Use its commercially reasonable efforts to have terminated or discharged all Liens (other than Permitted Liens (but not including Permitted Liens described in clause (q) of the definition thereof)) identified pursuant to the title searches and UCC searches obtained pursuant to
Section 4.1(h), 4.1(i) or 6.1(b), and provide to the Agent evidence acceptable to the Agent, in its sole and absolute discretion, of such termination or discharge.

          (hh) Power of Attorney. Grant to the Agent a power of attorney, in form and substance mutually agreed between the Agent and the Administrative Borrower, executed by the Loan Parties and relating to the resolution of exceptions pursuant to either of the Custodial Agreements.

          (ii) Integration of Points. Use its reasonable efforts to establish a global points program for the owners of the Time Share Interests at the Resorts.

          (jj) Insurance Proceeds and Condemnation Awards. Each Loan Party shall reasonably cooperate with Agent in obtaining for Agent the benefits of any insurance proceeds or condemnation awards lawfully or equitably payable in connection with any Real Property, and Agent shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by each Loan Party of the expense of an appraisal on behalf of Agent in case of casualty or condemnation affecting any Real Property or any part thereof) out of such insurance proceeds or condemnation awards.

          (kk) Further Assurances. Each Loan Party shall, at each Loan Party's sole cost and expense: (i) furnish to Agent all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by each Loan Party pursuant to the terms of the Loan Documents or which are reasonably requested by Agent in connection therewith; (ii) execute and deliver to Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the obligations of each Loan Party under the Loan Documents, as Agent may reasonably require; and (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Agent shall reasonably require from time to time.

          (ll) Supplemental Mortgage Affidavits. Each Loan Party represents that it has paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgages. If at any time Agent determines, based on applicable law, that Agent is not being afforded the maximum amount of security available from any one or more of the Mortgaged Real Properties as a direct or indirect result of applicable taxes not having been paid with respect to any such Mortgaged Real Property, each Loan Party agrees that each Loan Party will execute, acknowledge and deliver to Agent, immediately upon Agent's request, supplemental affidavits increasing the amount of the Indebtedness attributable to any such Mortgaged Real Property for which all applicable taxes have been paid to an amount determined by Agent to be equal to the greater of the fair market value of the applicable Real Property (i) as of the date hereof and (ii) as of the date such supplemental affidavits are to be delivered to Agent, and each Loan Party shall, on demand, pay any additional taxes.

          (mm) Title to the Real Properties. Each Loan Party will warrant and defend (a) the title to each Mortgaged Real Property and every part thereof, less Time Share Inventory sold in accordance with the provisions of this Agreement, subject only to Liens permitted hereunder (including Permitted Liens) and (b) the validity and priority of the Liens of the

Mortgages and the Assignments of Leases, subject only to Permitted Liens, in each case against the claims of all Persons whomsoever. Each Loan Party shall reimburse Agent for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Agent if an interest in any Mortgaged Real Property, other than as permitted hereunder, is claimed by another Person.

          (nn) Costs of Enforcement. In the event (a) that any Mortgage encumbering any Mortgaged Real Property is foreclosed in whole or in part or that any such Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to any Mortgage encumbering any Mortgaged Real Property in which proceeding Agent is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of any Loan Party or an assignment by any Loan Party for the benefit of its creditors, such Loan Party, its successors or assigns, shall be chargeable with and agrees to pay all reasonable costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Agent or such Loan Party in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

          (oo) Ground Leases.

          (i) With respect to each Ground Lease, each Loan Party which is a party to a Ground Lease covenants and agrees as follows: (A) to promptly and faithfully observe, perform and comply with all the material terms, covenants and provisions thereof on its part to be observed, performed and complied with, at the times set forth therein and to do all things necessary to preserve unimpaired its rights thereunder; (B) not to do, permit, suffer or refrain from doing anything, as a result of which, there could be a material default under any of the terms thereof beyond the giving of any required notice and the expiration of any applicable cure period or a breach of any of the terms thereof; (C) not to exercise any right or option to cancel or otherwise terminate the Ground Lease; (D) not to cancel, surrender, materially modify, materially amend or in any way materially alter or permit the alteration of any of the terms thereof and not to release the lessor under the Ground Lease from any obligations imposed upon it thereby; (E) to immediately deliver to Agent copies of each notice of default given or received by each such Loan Party and, after the occurrence of an Event of Default, copies of all other notices, communications, plans, specifications and other similar instruments received or delivered by each such Loan Party in connection therewith; and
     (F) to furnish to Agent such information and evidence as Agent may reasonably require concerning each Loan Party's due observance, performance and compliance with the terms, covenants and provisions thereof.

          (ii) In the event of any material default by a Loan Party in the performance of any of its obligations under the Ground Lease, including, without limitation, any default in the payment of rent, additional rent and other charges and impositions made payable by the lessee under the Ground Lease beyond notice and cure then, in each and every case, Agent may, at its option, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of such Loan Party thereunder in the name of and on behalf of such Loan Party but no such action by Agent shall release such Loan Party from any default under this Agreement. Such Loan Party shall, on demand, reimburse Agent for all reasonable advances made and expenses incurred by Agent in curing any such default (including, without limitation, reasonable attorneys' fees and disbursements), together with interest thereon at the Default Rate, from the date that an advance is made or expense is incurred, to and including the date the same is paid and such monies so expended by Agent with interest thereon shall be secured by this Agreement.

          (iii) If the Ground Lease is canceled or terminated, and if Agent or its nominee shall acquire an interest in any new lease of the property demised thereby, Borrowers shall have no right, title or interest in or to the new lease or the leasehold estate created by such new lease.

          (iv) Agent shall have no liability or obligation under the Ground Lease by reason of its acceptance of this Agreement or a Mortgage encumbering the Ground Lease. Agent shall be liable for the obligations of the lessee arising under the Ground Lease for only that period of time which Agent is in possession of the Real Property or has acquired, by foreclosure or otherwise, and is holding all of the applicable Loan Party's right, title and interest therein.

          (v) No release or forbearance of any of Borrowers' obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Borrowers from any obligations under this Agreement or the other Loan Documents.

          (vi) Borrowers shall enforce the obligations of the lessor under the Ground Lease to the end that Borrowers may enjoy all of the rights granted to it under the Ground Lease and will immediately notify Agent of any default by the lessor or by any Loan Party, as lessee, in the performance or observance of any of the terms, covenants and conditions on the part of such lessor or lessee to be performed or observed under the Ground Lease. If, pursuant to the Ground Lease, the lessor shall deliver to Agent a copy of any notice of default given to Borrowers, as lessee under the Ground Lease, such notice shall constitute full authority and protection to Agent for any action taken or omitted to be taken by Agent, in good faith and in reliance thereon.

          (vii) If the Ground Lease is rejected in any case, proceeding or other action commenced by or against the lessor under the Ground Lease (or any person or party constituting or having an interest in the Ground Lease) under the Bankruptcy Code or any comparable federal or state statute or law, (A) Borrowers, promptly after obtaining notice thereof, shall give notice thereof to Agent, (B) Borrowers, without the prior written consent of Agent not to be unreasonably withheld, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h)(1)(A)(i) of the Bankruptcy Code or any comparable federal or state statute or law, and (C) this Agreement and the other Loan Documents shall extend to and cover the applicable Loan Party's possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to lessor's rejection of the Ground Lease. In addition, each Loan Party hereby assigns to Agent such Loan Party's rights, subject to and limited by, Section 365(h)(1)(A)(i) of the Bankruptcy Code to remain in possession of the premises demised under the Ground Lease and to offset rents under the Ground Lease under Section 365(h)(1)(A)(ii) of the Bankruptcy Code in the event any case, proceeding or other action is commenced by or against the lessor under the Ground Lease under the Bankruptcy Code or any comparable federal or state statute or law.

          (viii) If any Loan Party shall desire to reject a Ground Lease under the Bankruptcy Code or any comparable federal or state statute or law, such Loan Party shall, at Agent's request, assign its interest, to the extent allowed by applicable law, in such Ground Lease to Agent in lieu of rejecting the Ground Lease, upon receipt by such Loan Party of written notice from Agent of such request together with the agreement of Agent to cure any existing defaults of such Loan Party under the Ground Lease.

          (pp) Subject Transaction. Except in connection with the Corporate Restructuring and the Mortgage Receivables Sale Transaction, in the event that the Parent elects to execute or permits any Subsidiary to execute a transaction greater than $25 million (1) involving (u) the acquisition or disposition of all or substantially all of the Capital Stock of any other Person, (w) the acquisition or disposition of all or substantially all of the Capital Stock of the Parent or any of its Subsidiaries by any other Person, (x) the acquisition or disposition of all or substantially all the assets of any other Person, (y) the acquisition or disposition of all or substantially all the assets of the Parent or any of its Subsidiaries by any other Person, whether in the case of clauses (u), (w) (x) or (y), by purchase, sale, merger, reorganization, public or private offering of securities or otherwise or (z) the public or private offering of any securities using an underwriter, initial purchaser (in a Rule 144A transaction) or placement agent, or (2) for which the Parent has reasonably determined that investment banking services are necessary (any such acquisition, disposition or offering requiring investment banking services, a "Subject Transaction"), the Parent shall discuss and disclose each Subject Transaction with the Agent and its Affiliates and the Parent shall use its commercially reasonable efforts to engage the Agent and its Affiliates as its investment bank, underwriter, initial purchaser, placement agent and financial advisor with respect to such Subject Transaction.

          Section 6.2. Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Obligations that by the express terms of this Agreement survive the termination hereof) or any Lender shall have any Commitment hereunder, the Borrowers shall not, unless the Required Lenders shall otherwise consent in writing:

          (a) Liens, Etc. Except in connection with the Corporate Restructuring and the Mortgage Receivables Sale Transaction, create, incur, assume or suffer to exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of their properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction a financing statement (or the equivalent thereof) that names any Loan Party or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to any Loan Party or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

          (b) Indebtedness. Except in connection with the Corporate Restructuring and the Mortgage Receivables Sale Transaction, create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of their Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

          (c) Fundamental Changes. Wind up, liquidate or dissolve (or permit or suffer any thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of their business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Subsidiaries to do any of the foregoing; provided, however, that:

          (i) (A) any Loan Party may be merged into or may consolidate with another Loan Party, (B) any wholly-owned Subsidiary of any Loan Party may be merged into such Loan Party or another wholly-owned Subsidiary of such Loan Party, or may consolidate with another wholly-owned Subsidiary of such Loan Party, so long as (w) no other provision of this Agreement would be violated thereby, (x) such Loan Party gives the Agent at least 30 days' prior written notice of such merger or consolidation, (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction and (z) the Lenders' rights in any Collateral, including the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation;

          any of the Loan Parties and their Subsidiaries may (A) sell Time Share Interests and other inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, (C) enter into licenses or sublicenses in the ordinary course of business, (D) effect transfers permitted by Section 6.2(e), (E) effect the disposition of Resorts specified on Schedule 6.2(c)(ii), and (F) sell or otherwise dispose of other property or assets for cash in an amount not less than the estimated fair market value of such property or assets; provided, the aggregate amount of all such dispositions referred to in this clause (F) shall not exceed $500,000 for one any transaction or $1,500,000 in the aggregate for any fiscal year. The Lien of the Agent and the Lenders in Time Share Inventory sold in the ordinary course of business in which the net cash proceeds for any such sale are less than $100,000 shall be released automatically and without any further action on the part of the Agent or the Lenders upon the effective date of such sale. Agent hereby appoints First American Title Insurance Company (the "Title Company") as attorney-in-fact for the Agent for the sole purpose of executing such documents as are necessary to release Time Share Interests sold in accordance with the provisions of Section 6.2(c)(ii)(A) from the Lien of the Mortgage, which appointment shall remain in full force and effect unless and until the Agent shall have give written notice to the Title Company that such appointment has been revoked;

          (ii) all of the various mergers, consolidations, transfers, dissolutions and liquidations contemplated by the Corporate Restructuring can be undertaken so long as (x) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to the Corporate Restructuring and (y) the Lenders' rights in any Collateral, including the existence, perfection and priority of any Lien thereon, are not adversely affected by the transactions accomplished pursuant to the Corporate Restructuring; and

          (iii) all of the transfers, assignments, endorsements, and conveyances and the payment of cash and issuance of purchase money installment promissory notes (and the making of the payments required thereunder) contemplated by the Mortgage Receivables Sale Transaction may be consummated so long as (x) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction and (y) SMH shall, concurrently with the conveyance and endorsement to it of Time Share Mortgages and the corresponding notes, cause to be deposited with the Custodian such allonges and assignments of mortgage in blank so that the Lenders' rights in any Collateral transferred pursuant to the Mortgage Receivables Sale Transaction, including the existence, perfection and priority of any Lien thereon, is preserved.

          (d) Change in Nature of Business. Except in connection with the Corporate Restructuring, make, or permit any of their Subsidiaries to make, any material change in the nature of its businesses as carried on at the date hereof.

          (e) Loans, Advances, Investments, Etc. Make or commit or agree to make any loan, advance, guarantee or obligations or other extension of credit or capital contribution to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the Closing Date, as set forth on Schedule 6.2(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) transfers, investments or loans permitted by Section 6.2(c)(ii) or in connection with the Corporate Restructuring or the Mortgage Receivables Sale Transaction, (iii) other loans and advances by any Loan Party to another Loan Party, or guarantees by any Loan Party for the benefit of another Loan Party, made in the ordinary course of business, (iv) other loans and advances by any Loan Party to any Subsidiary thereof that constitute Permitted Indebtedness, (v) purchase money loans made by any Loan Party to the purchasers of Time Share Inventory in the ordinary course of business, (v) Permitted Investments, (vi) acquisitions of the Warrants or shares of New Sunterra Common Stock, in each case in accordance with the provisions of the Warrant Agreement ("Warrant Acquisitions"), (vii) other loans and advances by any Loan Party to any homeowners' association made in the ordinary course of business; provided, the aggregate principal amount of all such loans and advances outstanding shall not exceed (x) $2,000,000 for any such loans and advances made as of the Closing Date, and (y) $2,000,000 for any such loans and advances made after the Closing Date, and (viii) loans required to be made to the Litigation Trust in accordance with the requirements of the Plan of Reorganization.

          (f) Lease Obligations. Create, incur or suffer to exist, or permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Closing Date owing by the Loan Parties and their Subsidiaries to exceed $3,000,000 and (B) Operating Lease Obligations which would not cause the aggregate amount of all of the obligations under Operating Lease Obligations entered into after the Closing Date owing by the Loan Parties and their Subsidiaries to exceed $13,000,000.

          (g) Capital Expenditures. Make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all such Capital Expenditures made by the Borrowers to exceed the amounts set forth on Schedule 6.2(g) hereto, as measured quarterly on a trailing 12 month basis; provided, (i) the purchase of Time Share Mortgages (and corresponding notes), installment purchase obligations and membership interests as part of the Mortgage Receivables Sale Transaction and (ii) work performed in connection with the restoration of a Real Property after the occurrence of a casualty, shall not be deemed to constitute a Capital Expenditure for purposes of this Section 6.2(g).

          (h) Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, except for the following: (A) a dividend or distribution on account of any Capital Stock of any Loan Party to another Loan Party, (B) any payment for Capital Stock in connection with the acquisition of membership interests as part of the Mortgage Receivables Sale Transaction and (C) any dividend or other distribution in connection with the Corporate Restructuring, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, except for the acquisition of any Capital Stock contemplated by the Mortgage Receivables Sale Transaction and the Corporate Restructuring, and any Warrant Acquisition, (iii) except for any Warrant Acquisition, make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding except in connection with the Mortgage Receivables Sale Transaction or the Corporate Restructuring, (iv) except in connection with the Mortgage Receivables Sale Transaction and the Corporate Restructuring and except for any Warrant Acquisition, return any capital to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries, or to any other Subsidiaries of any Loan Party, except fees paid by any Loan Party to any homeowners' association in the ordinary course of business.

          (i) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of their Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Loan Parties or such Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (ii) transactions among the Loan Parties, (iii) loans and advances made or fees paid by any Loan Party to any homeowners' association in the ordinary course of business, (iv) the Mortgage Receivables Sale Transaction, (v) the Corporate Restructuring and (vi) transactions expressly permitted by the Plan of Reorganization or the Plan Documents (as such term is defined in the Plan of Reorganization).

          (j) Environmental. Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by the Loan Parties or any of their Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

          (k) Multiemployer Plans. Become or permit any ERISA Affiliate to become obligated to contribute to any Multiemployer Plan, or assume or permit any ERISA Affiliate to assume any obligation of any predecessor with respect to any Multiemployer Plan.

          (l) Zoning. Initiate or consent to any zoning reclassification of any portion of any Real Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any Real Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Agent, except to the extent such non-conforming use is not reasonably likely to have a Material Adverse Effect.

          (m) No Joint Assessment. Suffer, permit or initiate the joint assessment of any Real Property with (a) any other real property constituting a tax lot separate from such Real Property that is not part of the Resort, or (b) any portion of such Real Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Real Property, provided, however, that the foregoing shall not prohibit a Loan Party from owning Time Share Interests that are jointly assessed with Time Share Interests owned by other Persons.

          Section 6.3. Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Obligations that by the express terms of this Agreement survive the termination hereof) or any Lender shall have any Commitment hereunder, the Borrowers shall not, unless the Required Lenders shall otherwise consent in writing:

          (a) U.S. Sales Revenue. Permit the U.S. Sales Revenue to be less than the levels set forth on Schedule 6.3(a) hereto, as measured on a quarterly basis, beginning with the calendar quarter ending September 30, 2002.

          (b) Consolidated EBITDA to Consolidated Interest Expense Ratio. Permit the Consolidated EBITDA to Consolidated Interest Expense Ratio, as measured as of the last day of each quarter, beginning with the calendar quarter ending September 30, 2002, to be less than 1.50:1 at any time during the period ending on the first anniversary of the Closing Date and 1.75:1 during the annual period ending on the second anniversary of the Closing Date. For the purposes of calculating the Consolidated EBITDA to Consolidated Interest Expense Ratio (i) during the period ending the first anniversary of the Closing Date, Consolidated EBITDA and Consolidated Interest Expense shall each be annualized based upon the Parent's actual results measured from the date of emergence from the Chapter 11 Cases until the date such ratio is determined and (ii) during the period after the first anniversary of the Closing Date, Consolidated EBITDA and Consolidated Interest Expense shall each be determined according to the Parent's actual results for the trailing twelve month period.

          (c) Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio. Permit the Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio (i) to exceed 4.0:1 at December 31, 2002, or (ii) to exceed 3.0:1 at December 31, 2003. For the purposes of calculating the Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio (i) at December 31, 2002, Consolidated EBITDA shall be annualized based upon the Parent's actual results measured from the date of emergence from the Chapter Cases protection until the date such ratio is determined and (ii) at December 31, 2003, Consolidated EBITDA shall be determined according to the Parent's actual results for the trailing twelve month period.

          (d) Minimum Tangible Net Worth. Permit at any time its minimum Tangible Net Worth to be less than $175,000,000.

                                  ARTICLE VII
                               EVENTS OF DEFAULT

          Section 7.1. Events of Default. If any of the following Events of Default shall occur and be continuing:

          (a) the Borrowers shall fail to pay: (i) any amount required to be paid pursuant to Section 2.7(b) when due, (ii) except for a payment referred to in the foregoing item (i), any principal of any Loan when due, (iii) any interest on any Loan, or any fee provided for in Section 2.8, within five (5) Business Days after the date when due or (iv) any other amount due under this Agreement or any of the other Loan Documents within five Business Days after notice from the Agent or any Lender, in each case whether any such amount is due at stated maturity, by acceleration or otherwise;

          (b) any representation or warranty made or deemed made by or on behalf of any Loan Party under or in connection with any Loan Document or in any report, certificate or other document delivered to the Agent or the Lenders pursuant to any Loan Document shall have been incorrect or misleading in any material respect when made or deemed made;

          (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 6.1(a) (other than 6.1(a)(iii)), 6.1(d), 6.1.(f), 6.1(i), 6.1(p), 6.2 (other than 6.2(l) or 6.2(m)) or 6.3;

          (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in this Agreement or any other Loan Document (other than as described in Section 7.1(a) or 7.1(c)) to be performed or observed by it and, such failure, if capable of being remedied, shall remain unremedied for 30 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Loan Party;

          (e) any Loan Party shall fail to pay any principal of or interest on any of its Indebtedness (excluding the Loans) with an outstanding principal amount in excess of $1,000,000, or any interest or premium on such Indebtedness, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

          (f) the Parent or any Significant Subsidiary (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its Property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

          (g) any proceeding shall be instituted against the Parent or any Significant Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its Property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property) shall occur;

          (h) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any Loan Party or a proceeding shall be commenced by any Loan Party seeking to establish the invalidity or unenforceability thereof or, any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

          (i) any Collateral Document shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Agent for the benefit of the Lenders on any material portion of the Collateral purported to be covered thereby;

          (j) one or more judgments or orders for the payment of money exceeding $1,000,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (j) if and for so long as
(A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof (subject to customary deductibles) and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

          (k) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $2,000,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Code, the liability is in excess of such amount);

          (l) an event or development occurs which has or is reasonably likely to have a Material Adverse Effect; or

          (m) a Change of Control shall occur;

then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate the Commitments, whereupon each of the Commitments shall terminate immediately, (ii) declare all Loans then outstanding to be due and payable, whereupon the aggregate principal of such Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law (including the Uniform Commercial Code) or at equity, hereunder and under the other Loan Documents.

                                  ARTICLE VIII
                                      AGENT

          Section 8.1. Appointment. Each Lender (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to
Section 2.2 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders and (iii) subject to Section 8.3, to take such action as the Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

          Section 8.2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loans hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

          Section 8.3. Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 9.8, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and
(vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent's Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.2(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent's acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

          Section 8.4. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

          Section 8.5. Indemnification. To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including advances and disbursements made pursuant to Section 8.8; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 8.5 shall survive the payment in full of the Loans and the termination of this Agreement.

          Section 8.6. Agent Individually. With respect to its Pro Rata Share of the Total Commitment hereunder, the Loans made by it and the Notes issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrowers as if it were not acting as an Agent pursuant hereto without any duty to account to the Lenders.

          Section 8.7. Successor Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrowers. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Borrowers, who shall serve as Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

          Section 8.8. Collateral Matters. (a) The Agent may from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Agent deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses described in
Section 9.4. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Administrative Borrower in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 8.5, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

          (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations which have matured, or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents, including, without limitation, the sale of Time Share Interest in accordance with the provision of Section 6.2(c)(2)(a), or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter, or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 8.8(b).

          (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 8.8(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under
Section 8.8(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

          (d) The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 8.8 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

          (e) With respect to Permitted Liens referred to in paragraph (r) of the definition of such term in Section 1.1 (such Permitted Liens being referred to herein as the "B of A Permitted Liens"), the Lenders and the Agent acknowledge and agree, for the benefit of the Borrowers and expressly for the benefit of the holder or holders from time to time of the B of A Permitted Liens, that the Liens of the Agent and the Lenders under this Agreement and the other Loan Documents are subordinate and subject to the B of A Permitted Liens and that the Agent and the Lenders will not take any action to enforce any Lien, interest, right or remedy that they may have with respect to any of the properties and assets that are subject to the B of A Permitted Liens until all obligations of the Borrowers that are secured by such Liens shall have been paid in full.

                                   ARTICLE IX
                                 MISCELLANEOUS

          Section 9.1. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, at the address set forth in Appendix B hereto or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section
9.1. All such notices and other communications shall be effective (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted with confirmation received or (iii) if delivered, upon delivery, except that notices to the Agent pursuant to
Article II shall not be effective until received by the Agent.

          Section 9.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any Note, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, in the case of an amendment, the Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case without the written consent of each Lender affected thereby, (ii) increase the Tranche A Loan Commitment, the Tranche B Commitment or the Tranche C Loan Commitment, (iii) change the percentage of any Commitment or of the aggregate unpaid principal amount of the Notes that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share", (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders or release any Borrower or any Guarantor or (vi) amend, modify or waive this Section 9.2 in the case of clauses (i) through (vi), without the written consent of each Lender.

Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

          Section 9.3. No Waiver; Remedies, Etc. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

          Section 9.4. Expenses; Taxes; Attorneys' Fees. The Borrowers will pay on demand all reasonable costs and expenses incurred by or on behalf of the Agent (and, in the case of clauses (c) through (m) below, the Lenders), regardless of whether the transactions contemplated hereby are consummated, including reasonable fees, costs and expenses of counsel for the Agent (and, in the case of clauses (c) through (m) below, the Lenders), and due diligence expenses in connection with the negotiation of this Agreement (provided that the maximum reimbursement for such due diligence expenses shall be $200,000), and periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral and environmental assessments (all conducted on a reasonable basis and, unless an Event of Default shall have occurred and be continuing, in consultation with the Administrative Borrower and up to a maximum reimbursable amount of $20,000 per year), travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including the preparation of any additional Loan Documents, pursuant to Section 6.1(b) or the review of any of the agreements, instruments and documents referred to in Section 6.1(f)), (b) any requested amendments, waivers or consents to this Agreement, the other Loan Documents or the Custodial Agreements whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement, the other Loan Documents or the Custodial Agreements, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, either of the Custodial Agreements, the Agent's or the Lenders' claims against the Borrowers and each other Loan Party or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement, any other Loan Document or either of the Custodial Agreements, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement, any other Loan Document or either of the Custodial Agreements, (g) the protection, collection, lease, sale, taking possession of or liquidation of any Collateral or other security in connection with this Agreement, any other Loan Document or either of the Custodial Agreements, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement, any other Loan Document or either of the Custodial Agreements, (i) any attempt to collect from the Borrowers or any other Loan Party, (j) the receipt by the Agent or the Lenders of any advice from professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrowers and each other Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Borrower or any other Loan Party or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document:
(x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter payable in connection with this Agreement, any other Loan Document or either of the Custodial Agreements, and the Borrowers agree to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement (other than any such fees that become payable solely as a result of actions of the Agent or any of the Lenders) and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

          Section 9.5. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrowers, any such notice being expressly waived by the Borrowers, and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all obligations of any of them now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Lender agrees to notify the Administrative Borrower promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

          Section 9.6. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.9, 3.4, 9.4, 9.14 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          Section 9.7. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 9.8. Assignments and Participations. (a) This Agreement and the Notes shall be binding upon and inure to the benefit of the Borrowers and the Agent and each Lender and their respective successors and assigns; provided, however, other than in connection with the Corporate Restructuring, each of the Borrowers may not assign or transfer any of its rights hereunder, or under the Notes, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

          (b) Each Lender may, with the written consent of the Agent and, unless an Event of Default has occurred and is continuing, the written consent of the Administrative Borrower (which consent shall not be required in connection with any assignment to any Affiliate of such Lender), such consent of the Administrative Borrower not to be unreasonably withheld, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including all or a portion of any Commitment, the Loans made by it and the Notes held by it); provided, however, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitments) and
(ii) the parties to each assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment, and such parties shall deliver to the Agent a processing and recordation fee of $5,000. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding anything in this Agreement to the contrary, at no time shall there be more than three (3) Lenders that are Lenders party to this Agreement.

          (i) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any of their Subsidiaries or the performance or observance by the Loan Parties of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto;
     (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the Assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

          (ii) The Agent shall maintain, or cause to be maintained at the Payment Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (iii) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Administrative Borrower, (iii) record the information contained therein in the Register and (iv) prepare and distribute to each Lender and the Administrative Borrower a revised Appendix A-1, A-2 or A-3, as applicable, hereto after giving effect to such assignment, which revised Appendix shall replace the prior Appendix and become part of this Agreement.

          (iv) A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount and of the same Tranche shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

          (v) In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

          (vi) Any foreign Person who purchases or is assigned or participates in any portion of such Registered Loan shall provide the Agent (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

          (c) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans made by it); provided that (i) such Lender's obligations under this Agreement (including its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents and
(iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity date or decrease in the principal amount of the Loans, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Borrower or any Guarantor (except as set forth in Section
8.8 of this Agreement or any Loan Document).

          Section 9.9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          Section 9.10. GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

(INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

          Section 9.11. WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENT AND THE LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ENTER INTO THIS AGREEMENT.

          Section 9.12. No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

          Section 9.13. Parent as Agent for Borrowers. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower"), which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. Each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees (as hereinafter defined) and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of the Agent and the Lenders relying on any instructions of the Administrative Borrower as provided herein.

          Section 9.14. Indemnification. In addition to each Borrower's other Obligations under this Agreement, each Borrower agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent, each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Closing Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document, either of the Custodial Agreements or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent's or any Lender's furnishing of funds to the Borrowers under this Agreement, including, without limitation, the management of any such Loans,
(iii) any matter relating to the financing transactions contemplated by this Agreement, the other Loan Documents or either of the Custodial Agreements or by any document executed in connection with the transactions contemplated by this Agreement, the other Loan Documents or either of the Custodial Agreements or
(iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this Section 9.14 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 9.14 may be unenforceable because it is violative of any law or public policy, each Borrower shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

          Section 9.15. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower, the Agent and each Lender and when the conditions precedent set forth in Section 4.1 have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Borrower, the Agent and each Lender, and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by
Section 9.8 hereof.

          Section 9.16. Acknowledgment Regarding Sunterra Securitizations. Nothing in this Agreement, or in any agreement or instrument entered into in connection herewith, shall be construed as affecting or altering the rights or obligations of any Person with respect to any of the Prior Sunterra Securitizations or as granting to any Lender or the Agent any Lien or other claim on: (i) any mortgage loans, mortgage notes or other installment obligations ("Securitization Mortgage Notes") that were issued or transferred as part of a Prior Sunterra Securitization, or any proceeds or profits of such Securitization Mortgage Notes; (ii) any funds or other assets that are held or received by the Parent or any of its Subsidiaries or Affiliates in their capacities as servicers or sub-servicers pursuant to the Prior Sunterra Securitizations and in which the servicers or sub-servicers do not hold an equitable interest; or (iii) any funds or other assets of Finance L.L.C., TerraSun L.L.C. or Dutch Elm LLC. Notwithstanding anything in this Agreement to the contrary, none of Finance L.L.C., TerraSun Holding, TerraSun L.L.C., DE Holdings or Dutch Elm, LLC or any assignee of TerraSun Holding's interest in TerraSun, L.L.C., DE Holdings' interest in Dutch Elm, LLC or Sunterra Mortgage, Inc.'s interest in Finance L.L.C. as a result of the Mortgage Receivables Sale Transaction shall be a Loan Party or shall otherwise be liable in respect of any of the Obligations. The foregoing provisions are not intended to prohibit any Lien in favor of any Lender or the Agent in any right which any Loan

Party possesses now or in the future in respect of the Prior Sunterra Securitizations (including amounts representing excess cash flow distributed to such Loan Party and any rights with respect to the servicing of such Securitization Mortgage Notes); provided, that the existence of such Lien does not violate of any provision contained in any document relating to any Prior Sunterra Securitization or other off-balance sheet financing facility.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               BORROWERS:

                               SUNTERRA CORPORATION


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               AKGI LAKE TAHOE INVESTMENTS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               AKGI ST. MAARTEN, NV


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ALL SEASONS PROPERTIES, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               ALL SEASONS REALTY, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ALL SEASONS RESORTS, INC.,
                               an Arizona corporation (AZ)


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ALL SEASONS RESORTS, INC.,
                               a Texas corporation (TX)


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ARGOSY GRAND BEACH, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ARGOSY HILTON HEAD, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ARGOSY PARTNERS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               ARGOSY/KGI GRAND BEACH
                               INVESTMENT PARTNERSHIP


                               By: Argosy Grand Beach, Inc.,
                                   Its General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               By: Argosy Partners, Inc.,
                                   Its General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               By: KGI Grand Beach Investments Inc.,
                                   its Managing General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               ARGOSY/KGI PORT ROYAL PARTNERS


                               By: Argosy Grand Beach, Inc.,
                                   Its General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               By: KGI Port Royal, Inc.
                                   ITS Managing General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               AVCOM INTERNATIONAL, INC. (n/k/a Sunterra
                               Developer and Sales Holding Company)


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               CLUB SUNTERRA, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               DESIGN INTERNATIONALE-RMI, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               GEORGE ACQUISITION SUBSIDIARY, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               GRAND BEACH PARTNERS, L.P.


                               By: Argosy/KGI Grand Beach Investment
                                   Partnership, its General Partner


                                   By: Argosy partners, Inc.,
                                       its General partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Argosy Grand Beach, Inc.,
                                       its General partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: KGI Grand Beach Investments, Inc.
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                               GRAND BEACH RESORT,
                               LIMITED PARTNERSHIP


                               By: Grand Beach Partners, LP,
                                   its General Partner


                                   By: Argosy/KGI Grand Beach Investment
                                       Partnership, its General Partner


                                       By: KGI Grand Beach Investments, Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Argosy Partners, Inc.,


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Argosy Grand Beach, Inc.,
                                           its General partners


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President

                               GREENSPRINGS ASSOCIATES


                               By: Plantation Resorts Group, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Greensprings Plantation Resort, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               GREENSPRINGS PLANTATION RESORT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               HARICH TAHOE DEVELOPMENTS PARTNERSHIP


                               By: Lakewood Development Inc.,
                                   its Managing General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Ridgewood Development Inc.,
                                   its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               INTERNATIONAL TIMESHARES, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               KABUSHIKI GAISHA KEI, LLC


                               By: KGK Investors, Inc., its
                                   Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: KGK Partners, Inc., its Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Argosy Partners, Inc., its Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               KGI GRAND BEACH INVESTMENTS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               KGI PORT ROYAL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               KGK LAKE TAHOE DEVELOPMENT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               LAKE TAHOE RESORT PARTNERS, LLC


                               By: AKGI Lake Tahoe Investments, Inc.,
                                   its Managing Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: KGK Lake Tahoe Development, Inc.,
                                   its Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               LAKEWOOD DEVELOPMENT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               MMG DEVELOPMENT CORP.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               PLANTATION RESORTS GROUP, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               POINTE PARTNERS, LIMITED PARTNERSHIP


                               By: Harich Tahoe Developments,
                                   its Managing General Partner


                                   By: Lakewood Development Inc.,
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Ridgewood Development Inc.,
                                       its General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                               PORT ROYAL RESORT, L.P.


                               By: Argosy/KGI Port Royal Partners,
                                   its General Partner


                                   By: KGI Port Royal, Inc.,
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Argosy Hilton Head, Inc.,
                                       its General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                               POWHATAN ASSOCIATES


                               By: Plantation Resorts Group, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Williamsburg Vacations, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               PREMIER VACATIONS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RESORT CONNECTIONS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               RESORT MARKETING INTERNATIONAL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RESORTS DEVELOPMENT INTERNATIONAL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RIDGE POINTE, LIMITED PARTNERSHIP


                               By: Pointe Partners Limited Partnership,
                                   its Managing General Partner


                                   By: Harich Tahoe Development,
                                       its Managing General Partner


                                       By: Lakewood Development Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Ridgewood Development Inc.,
                                           its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President

                               RIDGEWOOD DEVELOPMENT INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RKG, CORP.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RPM MANGEMENT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA COMMUNICATIONS CORPORATION


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA FINANCIAL SERVICES, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA PACIFIC, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               SUNTERRA ST. CROIX, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA TRAVEL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               S.V.L.H., INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               WILLIAMSBURG VACATIONS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA FINANCE HOLDING COMPANY


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA CENTRALIZED SERVICES
                               COMPANY


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               SUNTERRA MANAGEMENT AND EXCHANGE
                               HOLDING COMPANY


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               CLUB SUNTERRA, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               INTERNATIONAL TIMESHARES
                               MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               RPM MANAGEMENT, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA BENT CREEK GOLF COURSE DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA BENT CREEK VILLAGE
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA COMMUNICATIONS, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA CORAL SANDS DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA CYPRESS POINTE I
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA CYPRESS POINTE II
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA CYPRESS POINTE III
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA EAST MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA FALL CREEK DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA GRAND BEACH I
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA GRAND BEACH II
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA GREENSPRINGS DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA KGK PARTNERS FINANCE, LLC


                               By: Sunterra Finance Holding Company, its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA KALLOF PLACE DEVELOPMENT,
                               LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA LAKE TAHOE DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA NORTH MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA POCO DIABLO DEVELOPMENT,
                               LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA POIPU GP DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA POLYNESIAN ISLES
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA PORT ROYAL DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA POWHATAN DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA RESIDUAL ASSETS
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA RIDGE ON SEDONA
                               DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA RIDGE POINTE DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SAN LUIS BAY DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SANTA FE DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SOUTH MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA ST. CROIX DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA STEAMBOAT DEVELOPMENT,
                               LLC

                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA TAHOE BEACH & SKI
                               DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA VILLA MIRAGE DEVELOPMENT,
                               LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA WEST MARKETING, LLC

                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA RESIDUAL ASSETS FINANCE,
                               LLC


                               By: Sunterra Finance Holding Company, its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA RESIDUAL ASSETS M&E, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA MORTGAGE HOLDINGS, LLC


                               By: Sunterra Finance Holding Company, its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               AGENT:


                               MERRILL LYNCH MORTGAGE CAPITAL INC.


                               By: /s/ Jeffrey Cohen
                                   ---------------------------------------------
                                   Name:  Jeffrey Cohen
                                   Title: Director


                               LENDER:


                               MERRILL LYNCH MORTGAGE LENDING, INC.


                               By: /s/ Jeffrey Cohen
                                   ---------------------------------------------
                                   Name:  Jeffrey Cohen
                                   Title: Director

                               TRANCHE A LOAN NOTE

$225,000,000                                                    July 29, 2002
                                                              New York, New York

FOR VALUE RECEIVED, THE PERSONS SIGNATORY HERETO (each, a "Borrower"), jointly and severally promise to pay MERRILL LYNCH MORTGAGE LENDING, INC. ("Payee") or its registered assigns, on or before July 29, 2004 the lesser of (a) TWO HUNDRED TWENTY-FIVE MILLION DOLLARS ($225,000,000) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Tranche A Loans under the Loan Agreement referred to below.

The Borrowers jointly and severally also promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Loan Agreement, dated as of July 29, 2002 (as it may be amended, supplemented or otherwise modified, the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on Schedule I thereto, the financial institutions from time to time party thereto and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as administrative and collateral agent for the Lenders.

This Note is one of the "Tranche A Loan Notes" in the aggregate principal amount of $225,000,000 and is issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office of Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Unless and until an Assignment and Acceptance effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Agent and recorded in the Register, the Borrowers, the Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Note.


This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Loan Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE

STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

This Note is subject to restrictions on transfer or assignment as provided in the Loan Agreement.

No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and, except as expressly provided in the Loan Agreement, notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                       BORROWERS:

                                       SUNTERRA CORPORATION


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       AKGI LAKE TAHOE INVESTMENTS, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       AKGI-ST. MAARTEN N.V


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       ALL SEASONS PROPERTIES, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       ALL SEASONS REALTY, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       ALL SEASONS RESORTS, INC., an Arizona
                                       corporation (AZ)


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       ALL SEASONS RESORTS, INC., an Texas
                                       corporation (TX)


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       ARGOSY GRAND BEACH, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       ARGOSY HILTON HEAD, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       ARGOSY PARTNERS, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       ARGOSY/KGI GRAND BEACH INVESTMENT
                                       PARTNERSHIP


                                       By: Argosy Grand Beach, Inc.,
                                           its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name: James F. Anderson
                                       Title: Vice President


                                       By: Argosy Partners, Inc.,
                                           its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name: James F. Anderson
                                       Title: Vice President


                                       By: KGI Grand Beach Investments Inc.,
                                           its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       ARGOSY/KGI PORT ROYAL PARTNERS


                                       By: Argosy Grand Beach, Inc.,
                                           its General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       By: KGI Port Royal, Inc.,
                                           its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       AVCOM INTERNATIONAL, INC. (n/k/a Sunterra
                                       Developer and Sales Holding Company)


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       CLUB SUNTERRA, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       DESIGN INTERNATIONALE-RMI, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                      GEORGE ACQUISITION SUBSIDIARY, INC.


                                      By: /s/ James F. Anderson
                                          --------------------------------------
                                          Name: James F. Anderson
                                          Title: Vice President


                                      GRAND BEACH PARTNERS, L.P.


                                      By: Argosy/KGI Grand Beach Investment
                                          Partnership, its General Partner


                                          By: Argosy partners, Inc.,
                                              its General partner


                                              By: /s/ James F. Anderson
                                                  ------------------------------
                                                  Name: James F. Anderson
                                                  Title: Vice President


                                          By: Argosy Grand Beach, Inc.,
                                              its General partner


                                              By: /s/ James F. Anderson
                                                  ------------------------------
                                                  Name: James F. Anderson
                                                  Title: Vice President


                                          By: KGI Grand Beach Investments, Inc.,
                                              its Managing General Partner


                                          By: /s/ James F. Anderson
                                              ----------------------------------
                                              Name: James F. Anderson
                                              Title: Vice President

                                       GRAND BEACH RESORT, LIMITED PARTNERSHIP


                                       By: Grand Beach Partners, LP,
                                           its General Partner


                                           By: Argosy/KGI Grand Beach Investment
                                               Partnership, its General Partner


                                               By: KGI Grand Beach Investments,
                                                   Inc., its Managing General
                                                   Partner


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President


                                               By: Argosy Partners, Inc.,
                                                   its General Partner


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President


                                               By: Argosy Grand Beach, Inc.,
                                                   its General Partner


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President

                                       GREENSPRINGS ASSOCIATES


                                       By: Plantation Resorts Group, Inc.,
                                           its Joint Venturer


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       By: Greensprings Plantation Resort, Inc.,
                                           its Joint Venturer


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       GREENSPRINGS PLANTATION RESORT, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       HARICH TAHOE DEVELOPMENTS PARTNERSHIP


                                       By: Lakewood Development Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       By: Ridgewood Development Inc.,
                                           its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       INTERNATIONAL TIMESHARES, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                           KABUSHIKI GAISHA KEI, LLC


                                               By: KGK Investors, Inc., its
                                                   Member


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President


                                               By: KGK Partners, Inc., its
                                                   Member


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President


                                               By: Argosy Partners, Inc., its
                                                   Member


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President


                                       KGI GRAND BEACH INVESTMENTS, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       KGI PORT ROYAL, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       KGK LAKE TAHOE DEVELOPMENT, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       LAKE TAHOE RESORT PARTNERS, LLC


                                       By: AKGI Lake Tahoe Investments, Inc.,
                                           its Managing Member


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       By: KGK Lake Tahoe Development, Inc.,
                                           its Member


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       LAKEWOOD DEVELOPMENT, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       MMG DEVELOPMENT CORP.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       PLANTATION RESORTS GROUP, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       POINTE PARTNERS, LIMITED PARTNERSHIP


                                       By: Harich Tahoe Developments,
                                           its Managing General Partner


                                           By: Lakewood Development Inc.,
                                               its Managing General Partner


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name: James F. Anderson
                                                   Title: Vice President


                                           By: Ridgewood Development Inc.,
                                               its General Partner


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name: James F. Anderson
                                                   Title: Vice President

                                       PORT ROYAL RESORT, L.P.


                                       By: Argosy/KGI Port Royal Partners,
                                           its General Partner


                                           By: KGI Port Royal, Inc.,
                                               its Managing General Partner


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name: James F. Anderson
                                                   Title: Vice President


                                           By: Argosy Hilton Head, Inc.,
                                               its General Partner


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name: James F. Anderson
                                                   Title: Vice President

                                       POWHATAN ASSOCIATES


                                       By: Plantation Resorts Group, Inc.,
                                           its Joint Venturer


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       By: Williamsburg Vacations, Inc.,
                                           its Joint Venturer


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       PREMIER VACATIONS, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       RESORT CONNECTIONS, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       RESORT MARKETING INTERNATIONAL, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       RESORTS DEVELOPMENT INTERNATIONAL, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       RIDGE POINTE, LIMITED PARTNERSHIP


                                       By: Pointe Partners Limited Partnership,
                                           its Managing General Partner


                                           By: Harich Tahoe Development,
                                               its Managing General Partner


                                               By: Lakewood Development Inc.,
                                                   its Managing General Partner


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President


                                               By: Ridgewood Development Inc.,
                                                   its General Partner


                                                   By: /s/ James F. Anderson
                                                       -------------------------
                                                       Name: James F. Anderson
                                                       Title: Vice President

                                       RIDGEWOOD DEVELOPMENT INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       RKG, CORP.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       RPM MANGEMENT, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       SUNTERRA COMMUNICATIONS CORPORATION


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title:  Vice President


                                       SUNTERRA FINANCIAL SERVICES, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       SUNTERRA PACIFIC, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       SUNTERRA ST. CROIX, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       SUNTERRA TRAVEL, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       S.V.L.H., INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       WILLIAMSBURG VACATIONS, INC.


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       SUNTERRA FINANCE HOLDING COMPANY


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       SUNTERRA CENTRALIZED SERVICES COMPANY


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President

                                       SUNTERRA MANAGEMENT AND EXCHANGE HOLDING
                                       COMPANY


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name: James F. Anderson
                                           Title: Vice President


                                       CLUB SUNTERRA, LLC


                                       By: Sunterra Management and Exchange
                                           Holding Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       INTERNATIONAL TIMESHARES MARKETING, LLC


                                       By: Resort Marketing International, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       RPM MANAGEMENT, LLC


                                       By: Sunterra Management and Exchange
                                           Holding Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA BENT CREEK GOLF COURSE
                                       DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA BENT CREEK VILLAGE DEVELOPMENT,
                                       LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA COMMUNICATIONS, LLC


                                       By: Sunterra Management and Exchange
                                           Holding Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA CORAL SANDS DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA CYPRESS POINTE I DEVELOPMENT,
                                       LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA CYPRESS POINTE II DEVELOPMENT,
                                       LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA CYPRESS POINTE III DEVELOPMENT,
                                       LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA EAST MARKETING, LLC


                                       By: Resort Marketing International, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA FALL CREEK DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA GRAND BEACH I DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA GRAND BEACH II DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA GREENSPRINGS DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA KGK PARTNERS FINANCE, LLC


                                       By: Sunterra Finance Holding Company,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA KALLOF PLACE DEVELOPMENT, LLC


                                       By: All Seasons Resorts, Inc. (AZ),
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA LAKE TAHOE DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA NORTH MARKETING, LLC


                                       By: Resort Marketing International, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA POCO DIABLO DEVELOPMENT, LLC


                                       By: All Seasons Resorts, Inc. (AZ),
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA POIPU GP DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA POLYNESIAN ISLES DEVELOPMENT,
                                       LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA PORT ROYAL DEVELOPMENT, LLC


                                       By:  Sunterra Developer and Sales Holding
                                            Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA POWHATAN DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC


                                       By: All Seasons Resorts, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA RIDGE POINTE DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA SANTA FE DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC


                                       By: All Seasons Resorts, Inc. (AZ),
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC


                                       By: All Seasons Resorts, Inc. (AZ),
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA SOUTH MARKETING, LLC


                                       By: Resort Marketing International, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA ST. CROIX DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company,  its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA STEAMBOAT DEVELOPMENT, LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA TAHOE BEACH & SKI DEVELOPMENT,
                                       LLC


                                       By: Sunterra Developer and Sales Holding
                                           Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC


                                       By: All Seasons Resorts, Inc. (AZ),
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA VILLAS OF SEDONA DEVELOPMENT,
                                       LLC


                                       By: All Seasons Resorts, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA WEST MARKETING, LLC


                                       By: Resort Marketing International, Inc.,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA RESIDUAL ASSETS FINANCE, LLC


                                       By: Sunterra Finance Holding Company,
                                           its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                       SUNTERRA RESIDUAL ASSETS M&E, LLC


                                       By: Sunterra Management and Exchange
                                           Holding Company, its Manager


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                       SUNTERRA MORTGAGE HOLDINGS, LLC


                                       By: Sunterra Finance Holding Company,
                                           its Manager

                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                               TRANCHE B LOAN NOTE

$100,000,000                                                       July 29, 2002
                                                              New York, New York

     FOR VALUE RECEIVED, THE PERSONS SIGNATORY HERETO (each, a "Borrower"), jointly and severally promise to MERRILL LYNCH MORTGAGE LENDING, INC. ("Payee") or its registered assigns, on or before July 29, 2004 the lesser of (a) ONE HUNDRED MILLION DOLLARS ($100,000,000) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Tranche A Loans under the Loan Agreement referred to below.

     The Borrowers jointly and severally also promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Loan Agreement, dated as of July 29, 2002 (as it may be amended, supplemented or otherwise modified, the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on Schedule I thereto, the financial institutions from time to time party thereto and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as administrative and collateral agent for the Lenders.

     This Note is one of the "Tranche B Loan Notes" in the aggregate principal amount of $100,000,000 and is issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office of Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Unless and until an Assignment and Acceptance effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Agent and recorded in the Register, the Borrowers, the Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Note.

     This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Loan Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND

ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in the Loan Agreement.

     No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and, except as expressly provided in the Loan Agreement, notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  BORROWERS:


                                  SUNTERRA CORPORATION


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  AKGI LAKE TAHOE INVESTMENTS, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  AKGI-ST. MAARTEN N.V


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  ALL SEASONS PROPERTIES, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  ALL SEASONS REALTY, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  ALL SEASONS RESORTS, INC., an Arizona
                                  corporation (AZ)


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  ALL SEASONS RESORTS, INC., an Texas
                                  corporation (TX)


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  ARGOSY GRAND BEACH, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  ARGOSY HILTON HEAD, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  ARGOSY PARTNERS, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  ARGOSY/KGI GRAND BEACH
                                  INVESTMENT PARTNERSHIP


                                     By: Argosy Grand Beach, Inc.,
                                         its General Partner


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                     By: Argosy Partners, Inc.,
                                         its General Partner


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                     By: KGI Grand Beach Investments Inc.,
                                         its Managing General Partner


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  ARGOSY/KGI PORT ROYAL PARTNERS


                                     By: Argosy Grand Beach, Inc.,
                                         its General Partner


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                     By: KGI Port Royal, Inc.,
                                         its Managing General Partner


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  AVCOM INTERNATIONAL, INC. (n/k/a
                                  Sunterra Developer and Sales Holding
                                  Company)


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  CLUB SUNTERRA, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  DESIGN INTERNATIONALE-RMI, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  GEORGE ACQUISITION SUBSIDIARY, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  GRAND BEACH PARTNERS, L.P.


                                  By: Argosy/KGI Grand Beach Investment
                                      Partnership, its General Partner


                                        By: Argosy partners, Inc.,
                                            its General partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                        By: Argosy Grand Beach, Inc.,
                                            its General partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                        By: KGI Grand Beach Investments, Inc.,
                                            its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                  GRAND BEACH RESORT,
                                  LIMITED PARTNERSHIP


                                  By: Grand Beach Partners, LP,
                                      its General Partner


                                     By: Argosy/KGI Grand Beach Investment
                                         Partnership, its General Partner


                                        By: KGI Grand Beach Investments, Inc.,
                                            its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                     By: Argosy Partners, Inc.,
                                         its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                     By: Argosy Grand Beach, Inc.,
                                         its General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President

                                  GREENSPRINGS ASSOCIATES


                                  By: Plantation Resorts Group, Inc.,
                                      its Joint Venturer


                                        By: /s/ James F. Anderson
                                           -------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                  By: Greensprings Plantation Resort, Inc.,
                                      its Joint Venturer


                                        By: /s/ James F. Anderson
                                           -------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                  GREENSPRINGS PLANTATION RESORT, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  HARICH TAHOE DEVELOPMENTS PARTNERSHIP


                                  By: Lakewood Development Inc.,
                                      its Managing General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President

                                  By: Ridgewood Development Inc.,
                                      its General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                  INTERNATIONAL TIMESHARES, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  KABUSHIKI GAISHA KEI, LLC


                                     By: KGK Investors, Inc., its
                                         Member


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                     By: KGK Partners, Inc., its Member


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                     By: Argosy Partners, Inc., its
                                         Member


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                  KGI GRAND BEACH INVESTMENTS, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  KGI PORT ROYAL, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  KGK LAKE TAHOE DEVELOPMENT, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  LAKE TAHOE RESORT PARTNERS, LLC

                                  By: AKGI Lake Tahoe Investments, Inc.,
                                      its Managing Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  By: KGK Lake Tahoe Development, Inc.,
                                      its Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  LAKEWOOD DEVELOPMENT, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  MMG DEVELOPMENT CORP.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  PLANTATION RESORTS GROUP, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  POINTE PARTNERS, LIMITED PARTNERSHIP


                                  By: Harich Tahoe Developments,
                                      its Managing General Partner


                                     By: Lakewood Development Inc.,
                                         its Managing General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                     By: Ridgewood Development Inc.,
                                         its General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President

                                  PORT ROYAL RESORT, L.P.


                                  By: Argosy/KGI Port Royal Partners,
                                      its General Partner


                                     By: KGI Port Royal, Inc.,
                                         its Managing General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President


                                     By: Argosy Hilton Head, Inc.,
                                         its General Partner


                                        By: /s/ James F. Anderson
                                            ------------------------------------
                                            Name: James F. Anderson
                                            Title: Vice President

                                  POWHATAN ASSOCIATES


                                  By: Plantation Resorts Group, Inc.,
                                      its Joint Venturer


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  By:  Williamsburg Vacations, Inc.,
                                            its Joint Venturer


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  PREMIER VACATIONS, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  RESORT CONNECTIONS, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  RESORT MARKETING INTERNATIONAL, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  RESORTS DEVELOPMENT INTERNATIONAL, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  RIDGE POINTE, LIMITED PARTNERSHIP


                                  By: Pointe Partners Limited Partnership,
                                      its Managing General Partner


                                     By: Harich Tahoe Development,
                                         its Managing General Partner


                                        By: Lakewood Development Inc.,
                                            its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President


                                        By: Ridgewood Development Inc.,
                                            its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title: Vice President

                                  RIDGEWOOD DEVELOPMENT INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  RKG, CORP.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  RPM MANGEMENT, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  SUNTERRA COMMUNICATIONS CORPORATION


                                  By: s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  SUNTERRA FINANCIAL SERVICES, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  SUNTERRA PACIFIC, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  SUNTERRA ST. CROIX, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  SUNTERRA TRAVEL, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  S.V.L.H., INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  WILLIAMSBURG VACATIONS, INC.


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  SUNTERRA FINANCE HOLDING COMPANY


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  SUNTERRA CENTRALIZED SERVICES
                                  COMPANY


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President

                                  SUNTERRA MANAGEMENT AND
                                  EXCHANGE HOLDING COMPANY


                                  By: /s/ James F. Anderson
                                      ------------------------------------------
                                      Name: James F. Anderson
                                      Title: Vice President


                                  CLUB SUNTERRA, LLC


                                  By: Sunterra Management and Exchange Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name:  James F. Anderson
                                         Title:    Vice President


                                  INTERNATIONAL TIMESHARES
                                  MARKETING, LLC


                                  By: Resort Marketing International, Inc., its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  RPM MANAGEMENT, LLC


                                  By: Sunterra Management and Exchange Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA BENT CREEK GOLF COURSE
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA BENT CREEK VILLAGE DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA COMMUNICATIONS, LLC


                                  By: Sunterra Management and Exchange Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA CORAL SANDS
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA CYPRESS POINTE I
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA CYPRESS POINTE III
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA EAST MARKETING, LLC


                                  By: Resort Marketing International, Inc., its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA FALL CREEK DEVELOPMENT,
                                  LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA GRAND BEACH I
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA GRAND BEACH II
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA GREENSPRINGS
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA KGK PARTNERS FINANCE,
                                  LLC


                                  By: Sunterra Finance Holding Company, its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA KALLOF PLACE
                                  DEVELOPMENT, LLC


                                  By: All Seasons Resorts, Inc.(AZ),its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA LAKE TAHOE DEVELOPMENT,
                                  LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA NORTH MARKETING, LLC


                                  By: Resort Marketing International, Inc., its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA POCO DIABLO DEVELOPMENT, LLC


                                  By: All Seasons Resorts,Inc.(AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA POIPU GP DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA POLYNESIAN ISLES
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA PORT ROYAL DEVELOPMENT,
                                  LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA POWHATAN DEVELOPMENT,
                                  LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA RESIDUAL ASSETS
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA RIDGE ON SEDONA
                                  DEVELOPMENT, LLC


                                  By: All Seasons Resorts, Inc., its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA RIDGE POINTE
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA SAN LUIS BAY
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA SANTA FE DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA SEDONA SPRINGS
                                  DEVELOPMENT, LLC


                                  By: All Seasons Resorts, Inc.(AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title:Vice President


                                  SUNTERRA SEDONA SUMMIT
                                  DEVELOPMENT, LLC


                                  By: All Seasons Resorts, Inc.(AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA SOUTH MARKETING, LLC


                                  By: Resort Marketing International, Inc., its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA ST. CROIX DEVELOPMENT,
                                  LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA STEAMBOAT DEVELOPMENT,
                                  LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA TAHOE BEACH & SKI
                                  DEVELOPMENT, LLC


                                  By: Sunterra Developer and Sales Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC


                                  By: All Seasons Resorts, Inc.(AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA VILLAS OF SEDONA
                                  DEVELOPMENT, LLC


                                  By: All Seasons Resorts, Inc., its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA WEST MARKETING, LLC


                                  By: Resort Marketing International, Inc., its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA RESIDUAL ASSETS FINANCE,
                                  LLC


                                  By: Sunterra Finance Holding Company, its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                  SUNTERRA RESIDUAL ASSETS M&E, LLC


                                  By: Sunterra Management and Exchange Holding
                                      Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                  SUNTERRA MORTGAGE HOLDINGS, LLC


                                  By: Sunterra Finance Holding Company, its
                                      Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                               TRANCHE C LOAN NOTE

$70,000,000                                                        July 29, 2002
                                                              New York, New York

     FOR VALUE RECEIVED, THE PERSONS SIGNATORY HERETO (each, a "Borrower"), jointly and severally promise to pay MERRILL LYNCH MORTGAGE LENDING, INC. ("Payee") or its registered assigns, on or before July 29, 2004, the lesser of
(a) SEVENTY MILLION DOLLARS ($70,000,000) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Tranche C Loans under the Loan Agreement referred to below.

     The Borrowers also jointly and severally promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Loan Agreement, dated as of July 29, 2002 (as it may be amended, supplemented or otherwise modified, the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on Schedule I thereto, the financial institutions from time to time party thereto and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as administrative and collateral agent for the Lenders.

     This Note is one of the "Tranche C Loan Notes" in the aggregate principal amount of $70,000,000 and is issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office of Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Unless and until an Assignment and Acceptance effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Agent and recorded in the Register, the Borrowers, Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Note.

     This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Loan Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in the Loan Agreement.

     No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and, except as expressly provided in the Loan Agreement, notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                 BORROWERS:

                                 SUNTERRA CORPORATION


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 AKGI LAKE TAHOE INVESTMENTS, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 AKGI-ST.MAARTEN N.V


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 ALL SEASONS PROPERTIES, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 ALL SEASONS REALTY, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 ALL SEASONS RESORTS, INC., an Arizona
                                 corporation (AZ)


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 ALL SEASONS RESORTS, INC., an Texas
                                 corporation (TX)


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 ARGOSY GRAND BEACH, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 ARGOSY HILTON HEAD, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 ARGOSY PARTNERS, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP


                                     By: Argosy Grand Beach, Inc., its General
                                         Partner


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                     By: Argosy Partners, Inc.,
                                         its General Partner


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                     By: KGI Grand Beach Investments Inc., its
                                         Managing General Partner


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 ARGOSY/KGI PORT ROYAL PARTNERS


                                 By: Argosy Grand Beach, Inc., its General
                                     Partner


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 By: KGI Port Royal, Inc., its Managing General
                                     Partner


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 AVCOM INTERNATIONAL, INC. (n/k/a Sunterra
                                 Developer and Sales Holding Company)


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 CLUB SUNTERRA, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 DESIGN INTERNATIONALE-RMI, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 GEORGE ACQUISITION SUBSIDIARY, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 GRAND BEACH PARTNERS, L.P.


                                 By: Argosy/KGI Grand Beach Investment
                                     Partnership, its General Partner


                                     By: Argosy partners, Inc.,
                                         its General partner

                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title:  Vice President


                                     By: Argosy Grand Beach, Inc., its General
                                         partner


                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title: Vice President


                                     By: KGI Grand Beach Investments, Inc., its
                                         Managing General Partner


                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title: Vice President

                                 GRAND BEACH RESORT, LIMITED PARTNERSHIP


                                 By: Grand Beach Partners, LP, its General
                                     Partner


                                     By: Argosy/KGI Grand Beach Investment
                                         Partnership, its General Partner


                                         By: KGI Grand Beach Investments, Inc.,
                                             its Managing General Partner


                                             By: /s/ James F. Anderson
                                                 -------------------------------
                                                 Name: James F. Anderson
                                                 Title: Vice President


                                         By: Argosy Partners, Inc.,
                                             its General Partner


                                             By: /s/ James F. Anderson
                                                 -------------------------------
                                                 Name: James F. Anderson
                                                 Title: Vice President


                                         By: Argosy Grand Beach, Inc.,
                                             its General Partner


                                             By: /s/ James F. Anderson
                                                 -------------------------------
                                                 Name: James F. Anderson
                                                 Title: Vice President

                                 GREENSPRINGS ASSOCIATES


                                 By: Plantation Resorts Group, Inc., its Joint
                                     Venturer


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 By: Greensprings Plantation Resort, Inc., its
                                     Joint Venturer


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 GREENSPRINGS PLANTATION RESORT, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 HARICH TAHOE DEVELOPMENTS PARTNERSHIP


                                 By: Lakewood Development Inc., its Managing
                                     General Partner


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 By: Ridgewood Development Inc., its General
                                     Partner


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 INTERNATIONAL TIMESHARES, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 KABUSHIKI GAISHA KEI, LLC


                                 By: KGK Investors, Inc., its Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 By: KGK Partners, Inc., its Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 By: Argosy Partners, Inc., its
                                     Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 KGI GRAND BEACH INVESTMENTS, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 KGI PORT ROYAL, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 KGK LAKE TAHOE DEVELOPMENT, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 LAKE TAHOE RESORT PARTNERS, LLC


                                 By: AKGI Lake Tahoe Investments, Inc., its
                                     Managing Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 By: KGK Lake Tahoe Development, Inc., its
                                     Member


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 LAKEWOOD DEVELOPMENT, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 MMG DEVELOPMENT CORP.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 PLANTATION RESORTS GROUP, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 POINTE PARTNERS, LIMITED PARTNERSHIP


                                 By: Harich Tahoe Developments,
                                     its Managing General Partner


                                     By: Lakewood Development Inc., its Managing
                                         General Partner


                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title: Vice President


                                     By: Ridgewood Development Inc., its General
                                         Partner


                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title: Vice President

                                 PORT ROYAL RESORT, L.P.


                                 By: Argosy/KGI Port Royal Partners, its General
                                     Partner


                                     By: KGI Port Royal, Inc.,
                                         its Managing General Partner


                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title: Vice President


                                     By: Argosy Hilton Head, Inc., its General
                                         Partner


                                         By: /s/ James F. Anderson
                                             -----------------------------------
                                             Name: James F. Anderson
                                             Title: Vice President

                                 POWHATAN ASSOCIATES


                                 By: Plantation Resorts Group, Inc., its Joint
                                     Venturer


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 By: Williamsburg Vacations, Inc., its Joint
                                     Venturer


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 PREMIER VACATIONS, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 RESORT CONNECTIONS, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 RESORT MARKETING INTERNATIONAL, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 RESORTS DEVELOPMENT INTERNATIONAL, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 RIDGE POINTE, LIMITED PARTNERSHIP


                                 By: Pointe Partners Limited Partnership, its
                                     Managing General Partner


                                     By: Harich Tahoe Development, its Managing
                                         General Partner


                                         By: Lakewood Development Inc.,
                                             its Managing General Partner


                                             By: /s/ James F. Anderson
                                                 -------------------------------
                                                 Name: James F. Anderson
                                                 Title: Vice President


                                         By: Ridgewood Development Inc.,
                                             its General Partner


                                             By: /s/ James F. Anderson
                                                 -------------------------------
                                                 Name: James F. Anderson
                                                 Title: Vice President

                                 RIDGEWOOD DEVELOPMENT INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 RKG, CORP.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 RPM MANGEMENT, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 SUNTERRA COMMUNICATIONS CORPORATION


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 SUNTERRA FINANCIAL SERVICES, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 SUNTERRA PACIFIC, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 SUNTERRA ST. CROIX, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 SUNTERRA TRAVEL, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 S.V.L.H., INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 WILLIAMSBURG VACATIONS, INC.


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 SUNTERRA FINANCE HOLDING COMPANY


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 SUNTERRA CENTRALIZED SERVICES COMPANY


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President

                                 SUNTERRA MANAGEMENT AND EXCHANGE HOLDING
                                 COMPANY


                                 By: /s/ James F. Anderson
                                     -------------------------------------------
                                     Name: James F. Anderson
                                     Title: Vice President


                                 CLUB SUNTERRA, LLC


                                 By: Sunterra Management and Exchange Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 INTERNATIONAL TIMESHARES MARKETING, LLC


                                 By: Resort Marketing International, Inc., its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 RPM MANAGEMENT, LLC


                                 By: Sunterra Management and Exchange Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA BENT CREEK GOLF COURSE DEVELOPMENT,
                                 LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA BENT CREEK VILLAGE DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA COMMUNICATIONS, LLC


                                 By: Sunterra Management and Exchange Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA CORAL SANDS DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA EAST MARKETING, LLC


                                 By: Resort Marketing International, Inc.,
                                     its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA FALL CREEK DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA GRAND BEACH I DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA GRAND BEACH II DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA GREENSPRINGS DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA KGK PARTNERS FINANCE, LLC


                                 By: Sunterra Finance Holding Company, its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA KALLOF PLACE DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc. (AZ),
                                     its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA LAKE TAHOE DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA NORTH MARKETING, LLC


                                 By: Resort Marketing International, Inc., its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA POCO DIABLO DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc. (AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA POIPU GP DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA POLYNESIAN ISLES DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA PORT ROYAL DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA POWHATAN DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc., its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA RIDGE POINTE DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA SANTA FE DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc. (AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc. (AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA SOUTH MARKETING, LLC


                                 By: Resort Marketing International, Inc., its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA ST. CROIX DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA STEAMBOAT DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC


                                 By: Sunterra Developer and Sales Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc. (AZ), its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC


                                 By: All Seasons Resorts, Inc., its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA WEST MARKETING, LLC


                                 By: Resort Marketing International, Inc., its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA RESIDUAL ASSETS FINANCE, LLC


                                 By: Sunterra Finance Holding Company, its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President


                                 SUNTERRA RESIDUAL ASSETS M&E, LLC


                                 By: Sunterra Management and Exchange Holding
                                     Company, its Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                 SUNTERRA MORTGAGE HOLDINGS, LLC


                                 By: Sunterra Finance Holding Company, its
                                     Manager


                                     By: /s/ James F. Anderson
                                         ---------------------------------------
                                         Name: James F. Anderson
                                         Title: Vice President

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of July 29, 2002, made by EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Pledgor (as herein defined) (each, a "Pledgor," and collectively, the "Pledgors"), in favor of Merrill Lynch Mortgage Capital Inc., as agent for the Lenders party to the Loan Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

          WHEREAS, reference is made to that certain Loan Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified, the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on
Schedule I thereto, the financial institutions from time to time party thereto and the Agent, as administrative and collateral agent for the Lenders;

          WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans under the Loan Agreement that each Pledgor shall have executed and delivered to the Agent a pledge agreement providing for the pledge to the Agent of, and the grant to the Agent for the benefit of the Lenders of a security interest in, certain indebtedness from time to time owing to each Pledgor and certain of the outstanding shares of capital stock from time to time owned by each Pledgor of each Subsidiary now or hereafter existing and in which each Pledgor has any interest at any time; and

          WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of such Pledgor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agent and the Lenders to enter into the Loan Agreement with the Borrowers, each Pledgor hereby agrees with the Agent as follows:

          SECTION 1. Definitions. All terms used in this Agreement which are defined in the Loan Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):

          (a) the indebtedness owed to such Pledgor, described in Schedule I hereto and indebtedness from time to time required to be pledged by such Pledgor to the Agent pursuant to the terms of the Loan Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing such Pledged Debt and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

          (b) the shares of stock owned by such Pledgor described in Schedule II hereto (the "Pledged Shares") issued by the corporations described in such
Schedule II (the "Existing Subsidiaries"), the certificates representing such Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

          (c) the shares of stock at any time and from time to time acquired by each Pledgor of any and all of such Pledgor's Subsidiaries, whether now or hereafter existing, all or a portion of the stock of which is acquired by each Pledgor at any time (such Subsidiaries, together with the Pledgor's Existing Subsidiaries, being hereinafter referred to collectively, as the "Pledged Subsidiaries" and individually, as a "Pledged Subsidiary"), the certificates representing such shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (d) all additional shares of stock, from time to time acquired by such Pledgor, of any of such Pledgor's Pledged Subsidiaries, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

          (e) all "accounts", "general intangibles", "instruments", "investment property" and "deposit accounts" (as each such term is defined in the Code) of such Pledgor constituting or relating to any of the foregoing; and

          (f) all proceeds of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by each Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

          (a) the prompt payment by each Pledgor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Loan Agreement, the Notes, and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

          (b) the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of the Loan Agreement and the other Loan Documents.

          SECTION 4. Delivery of the Pledged Collateral.

          (a) All promissory notes currently evidencing such Pledgor's Pledged Debt and all certificates currently representing such Pledgor's Pledged Shares shall be delivered to the Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting such Pledgor's Pledged Collateral from time to time or required to be pledged to the Agent pursuant to the terms of the Loan Agreement (the "Additional Collateral") shall be delivered to the Agent within ten (10) days of receipt thereof by or on behalf of such Pledgor. All such promissory notes, certificates and instruments shall be held by the Agent or by a third party on behalf of the Agent pursuant hereto, and, if held by a third party, shall be subject to an "authenticated" record (within the meaning of the Code) in which such third party acknowledges that it is holding such Pledged Collateral for the benefit of Agent, and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. Within ten (10) days of the receipt by any Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment") shall be delivered to the Agent, in respect of such Pledgor's Additional Collateral which is to be pledged pursuant to this Agreement and the Loan Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in
Section 5 with respect to such Additional Collateral.

          (b) If any Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 5. Representations and Warranties. Each Pledgor individually represents and warrants as follows:

          (a) Such Pledgor's Existing Subsidiaries set forth in Schedule II hereto are such Pledgor's only Subsidiaries required to be pledged by such Pledgor pursuant to the Loan Agreement existing on the date hereof. Such Pledgor's Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable and, except as noted in Schedule II hereto, constitute 100% of the issued shares of capital stock of such Pledgor's Pledged Subsidiaries as of the date hereof. All other shares of stock constituting such Pledgor's Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and non-assessable.

          (b) The promissory notes currently evidencing such Pledgor's Pledged Debt have been, and all other promissory notes from time to time evidencing such Pledgor's Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms.

          (c) Such Pledgor is and will be at all times the legal and beneficial owner of such Pledgor's Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

          (d) The exercise by the Agent of any of its rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting such Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Loan Documents.

          (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by such Pledgor for (i) the due execution, delivery and performance by such Pledgor of this Agreement, (ii) the grant by such Pledgor, or the perfection, of the security interest created hereby in such Pledgor's Pledged Collateral or (iii) the exercise by the Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

          (f) This Agreement creates a valid security interest in favor of the Agent in such Pledgor's Pledged Collateral, as security for the Obligations. The Agent's having possession of the promissory notes evidencing such Pledgor's Pledged Debt, the certificates representing such Pledgor's Pledged Shares and all other certificates, instruments and cash constituting such Pledgor's Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which such Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting such Pledgor's Pledged Collateral after the date hereof.

          SECTION 6. Covenants as to the Pledged Collateral. So long as any Obligations shall remain outstanding, or the Commitments shall not have been terminated, each Pledgor will, unless the Agent shall otherwise consent in writing:

          (a) keep adequate records concerning such Pledgor's Pledged Collateral and permit the Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 6.1(f) of the Loan Agreement;

          (b) at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it in respect of such Pledgor's Pledged Collateral;

          (c) at its expense, defend the Agent's right, title and security interest in and to such Pledgor's Pledged Collateral against the claims of any Person;

          (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby,
(ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of such Pledgor's Pledged Collateral or (iii) otherwise affect the purposes of this Agreement, including, without limitation, delivering to the Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of such Pledgor's Pledged Collateral;

          (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any of such Pledgor's Pledged Collateral or any interest therein except (i) as permitted by Section 7(a)(i) hereof and (ii) as permitted under the Loan Agreement;

          (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of such Pledgor's Pledged Collateral except for the security interest created hereby or pursuant to any other Loan Document;

          (g) not make or consent to any amendment or other modification or waiver with respect to any of such Pledgor's Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any of such Pledgor's Pledged Collateral other than pursuant to the Loan Documents;

          (h) not permit the issuance of (i) any additional shares of any class of capital stock of any of such Pledgor's Pledged Subsidiaries, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

          (i) not take or fail to take any action which would in any manner impair the value or enforceability of the Agent's security interest in any such Pledgor's Pledged Collateral.

          SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Each Pledgor may exercise any and all voting and other consensual rights pertaining to any such Pledgor's Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; provided, however, that (A) each Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Agent gives it notice that, in the Agent's reasonable judgment, such action would have a Material Adverse Effect on the value of any of such Pledgor's Pledged Collateral and (B) each Pledgor will give the Agent at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

          (ii) each Pledgor may receive and retain any and all dividends or interest paid in respect of the such Pledgor's Pledged Collateral to the extent not prohibited hereby or by the Loan Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any such Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any such Pledged Collateral, together with any dividend or interest payment which at the time of such payment was not permitted by the Loan Agreement, shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of such Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations; and

          (iii) the Agent will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

          (b) Upon the occurrence and during the continuance of an Event of
Default:

          (i) all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this
     Section 7, shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

          (ii) the Agent is authorized to notify each debtor with respect to such Pledgor's Pledged Debt to make payment directly to the Agent and may collect any and all monies due or to become due to any Pledgor in respect of such Pledged Debt and each Pledgor hereby authorizes each such debtor to make such payment directly to the Agent without any duty of inquiry;

          (iii) without limiting the generality of the foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of such Pledgor's Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any of such Pledgor's Pledged Subsidiaries, or upon the exercise by any of such Pledgor's Pledged Subsidiaries of any right, privilege or option pertaining to any of such Pledgor's Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of such Pledgor's Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

          (iv) all dividends and interest payments which are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 8. Additional Provisions Concerning the Pledged Collateral.

          (a) Each Pledgor hereby authorizes the Agent to file, without the further authorization of such Pledgor, one or more financing or continuation statements, and amendments thereto, relating to such Pledgor's Pledged Collateral.

          (b) Each Pledgor hereby irrevocably appoints the Agent such Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion exercised reasonably, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of such Pledgor's Pledged Collateral and to give full discharge for the same.

          (c) If any Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 10 hereof.

          (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          (e) The Agent may at any time after the occurrence and during the continuation of an Event of Default in its discretion (i) without notice to any Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of each Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Pledged Collateral, without further order of, or application to, the Bankruptcy Court and in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Bankruptcy Code and the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Each Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of such Pledgor's Pledged Shares or any other securities constituting such Pledgor's Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"). Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610 of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

          (c) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect consistent with the provisions of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgors or to such person as may be lawfully entitled to receive such surplus.

          (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent or any Lender is legally entitled, each Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Loan Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent and any Lender to collect such deficiency.

          SECTION 10. Indemnity and Expenses.

          a) Each Pledgor agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Pledgor will upon demand pay to the Agent the amount of any and all reasonable costs and expenses, including the fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of such Pledgor's Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or any of the Lenders hereunder, or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Pledgor, c/o the Parent at its address specified in the Loan Agreement, and if to the Agent, to it at its address specified in the Loan Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective
(i) if sent by certified mail, return receipt requested, when received or three
(3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 12. Waiver of Jury Trial. EACH OF THE PLEDGORS AND THE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 13. Miscellaneous.

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Pledgor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other document against such party or against any other person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the Commitments have been terminated and (ii) be binding on each Pledgor and by its acceptance hereof, the Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of each Pledgor, the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, the Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Loan Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent shall mean the assignee of the Agent. None of the rights or obligations of any Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any attempted assignment by any Pledgor in violation of this Section 13(d) shall be null and void.

          (e) Upon the satisfaction in full of the Obligations after the Commitments have been terminated, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors, and (ii) the Agent will, upon the Pledgors' request and at the Pledgors' expense, (A) return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors, without recourse, representation or warranty, such documents as the Pledgors shall reasonably request to evidence such termination.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

          (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (h) From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Pledgors (each, an "Additional Pledgor"), by executing a counterpart agreement in form an substance reasonably satisfactory to the Agent (a "Counterpart Agreement"). Upon delivery of any such Counterpart Agreement to the Agent, notice of which is hereby waived by Pledgors, each Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder. This Agreement shall be fully effective as to any

Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               BORROWERS:

                               SUNTERRA CORPORATION


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               AKGI LAKE TAHOE INVESTMENTS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               AKGI ST. MAARTEN, NV


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ALL SEASONS PROPERTIES, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               ALL SEASONS REALTY, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ALL SEASONS RESORTS, INC.,
                               an Arizona corporation (AZ)


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ALL SEASONS RESORTS, INC.,
                               a Texas corporation (TX)


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ARGOSY GRAND BEACH, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ARGOSY HILTON HEAD, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               ARGOSY PARTNERS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               ARGOSY/KGI GRAND BEACH
                               INVESTMENT PARTNERSHIP


                               By: Argosy Grand Beach, Inc.,
                                   Its General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               By: Argosy Partners, Inc.,
                                   Its General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               By: KGI Grand Beach Investments Inc.,
                                   its Managing General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               ARGOSY/KGI PORT ROYAL PARTNERS


                               By: Argosy Grand Beach, Inc.,
                                   Its General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               By: KGI Port Royal, Inc.
                                   ITS Managing General Partner


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               AVCOM INTERNATIONAL, INC. (n/k/a Sunterra
                               Developer and Sales Holding Company)


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               CLUB SUNTERRA, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               DESIGN INTERNATIONALE-RMI, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               GEORGE ACQUISITION SUBSIDIARY, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               GRAND BEACH PARTNERS, L.P.


                               By: Argosy/KGI Grand Beach Investment
                                   Partnership, its General Partner


                                   By: Argosy partners, Inc.,
                                       its General partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Argosy Grand Beach, Inc.,
                                       its General partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: KGI Grand Beach Investments, Inc.
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                               GRAND BEACH RESORT,
                               LIMITED PARTNERSHIP


                               By: Grand Beach Partners, LP,
                                   its General Partner


                                   By: Argosy/KGI Grand Beach Investment
                                       Partnership, its General Partner


                                       By: KGI Grand Beach
                                           Investments, Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Argosy Partners, Inc.,


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Argosy Grand Beach, Inc.,
                                           its General partners


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President

                               GREENSPRINGS ASSOCIATES


                               By: Plantation Resorts Group, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Greensprings Plantation Resort, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               GREENSPRINGS PLANTATION RESORT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               HARICH TAHOE DEVELOPMENTS PARTNERSHIP


                               By: Lakewood Development Inc.,
                                   its Managing General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Ridgewood Development Inc.,
                                   its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               INTERNATIONAL TIMESHARES, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               KABUSHIKI GAISHA KEI, LLC


                                       By: KGK Investors, Inc., its Member


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: KGK Partners, Inc., its Member


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Argosy Partners, Inc., its Member


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                               KGI GRAND BEACH INVESTMENTS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               KGI PORT ROYAL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               KGK LAKE TAHOE DEVELOPMENT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               LAKE TAHOE RESORT PARTNERS, LLC


                               By: AKGI Lake Tahoe Investments, Inc.,
                                   its Managing Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: KGK Lake Tahoe Development, Inc.,
                                   its Member


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               LAKEWOOD DEVELOPMENT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               MMG DEVELOPMENT CORP.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               PLANTATION RESORTS GROUP, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               POINTE PARTNERS, LIMITED PARTNERSHIP


                               By: Harich Tahoe Developments,
                                   its Managing General Partner


                                   By: Lakewood Development Inc.,
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Ridgewood Development Inc.,
                                       its General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                               PORT ROYAL RESORT, L.P.


                               By: Argosy/KGI Port Royal Partners,
                                   its General Partner


                                   By: KGI Port Royal, Inc.,
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Argosy Hilton Head, Inc.,
                                       its General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                               POWHATAN ASSOCIATES


                               By: Plantation Resorts Group, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               By: Williamsburg Vacations, Inc.,
                                   its Joint Venturer


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               PREMIER VACATIONS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RESORT CONNECTIONS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               RESORT MARKETING INTERNATIONAL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RESORTS DEVELOPMENT INTERNATIONAL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RIDGE POINTE, LIMITED PARTNERSHIP


                               By: Pointe Partners Limited Partnership,
                                   its Managing General Partner


                                   By: Harich Tahoe Development,
                                       its Managing General Partner


                                       By: Lakewood Development Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Ridgewood Development Inc.,
                                           its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President

                               RIDGEWOOD DEVELOPMENT INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RKG, CORP.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               RPM MANGEMENT, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA COMMUNICATIONS CORPORATION


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA FINANCIAL SERVICES, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA PACIFIC, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               SUNTERRA ST. CROIX, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA TRAVEL, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               S.V.L.H., INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               WILLIAMSBURG VACATIONS, INC.


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA FINANCE HOLDING COMPANY


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               SUNTERRA CENTRALIZED SERVICES COMPANY


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President

                               SUNTERRA MANAGEMENT AND EXCHANGE HOLDING
                               COMPANY


                               By: /s/ James F. Anderson
                                   ---------------------------------------------
                                   Name:  James F. Anderson
                                   Title: Vice President


                               CLUB SUNTERRA, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               INTERNATIONAL TIMESHARES MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               RPM MANAGEMENT, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA BENT CREEK GOLF COURSE DEVELOPMENT,
                               LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA BENT CREEK VILLAGE DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA COMMUNICATIONS, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA CORAL SANDS DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA EAST MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA FALL CREEK DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA GRAND BEACH I DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA GRAND BEACH II DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA GREENSPRINGS DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA KGK PARTNERS FINANCE, LLC


                               By: Sunterra Finance Holding Company, its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA KALLOF PLACE DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA LAKE TAHOE DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA NORTH MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA POCO DIABLO DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA POIPU GP DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA POLYNESIAN ISLES DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA PORT ROYAL DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA POWHATAN DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA RIDGE POINTE DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SANTA FE DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA SOUTH MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA ST. CROIX DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA STEAMBOAT DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC


                               By: Sunterra Developer and Sales Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC


                               By: All Seasons Resorts, Inc. (AZ), its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA WEST MARKETING, LLC


                               By: Resort Marketing International, Inc., its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA RESIDUAL ASSETS FINANCE, LLC


                               By: Sunterra Finance Holding Company, its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                               SUNTERRA RESIDUAL ASSETS M&E, LLC


                               By: Sunterra Management and Exchange Holding
                                   Company, its Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                               SUNTERRA MORTGAGE HOLDINGS, LLC


                               By: Sunterra Finance Holding Company, its
                                   Manager


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

ACCEPTED AND AGREED:

MERRILL LYNCH MORTGAGE CAPITAL INC.,
   as Agent


By: /s/ Jeffrey Cohen
    --------------------------------
    Name:  Jeffrey Cohen
    Title: Director

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of July 29, 2002, made by EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "Grantor," and collectively, the "Grantors"), in favor of Merrill Lynch Mortgage Capital Inc., as agent for the Lenders party to the Loan Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

          WHEREAS, reference is made to that certain Loan Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified, the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on
Schedule I thereto, the financial institutions from time to time party thereto and the Agent, as administrative and collateral agent for the Lenders;

          WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans under the Loan Agreement that each Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent for the benefit of the Lenders of a security interest in all personal property of such Grantor, except as otherwise noted herein; and

          WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of such Grantor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Loan Agreement, each Grantor hereby agrees with the Agent as follows:

          SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, all personal property and fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, consisting of all of such Grantor's right, title and interest in and to the following (the "Collateral"):

          (a) all equipment of any kind including, without limitation, all furniture, fixtures and machinery, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

          (b) all inventory of any kind wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of inventory, merchandise, goods, property and other assets that are held by such Grantor for sale, lease or other disposition or to be furnished under a contract for services, whether such inventory, merchandise, goods, property and other assets are raw, in process or finished goods, and materials used or consumed in the business of such Grantor, and goods returned to or repossessed by such Grantor and goods in which such Grantor has an interest in mass or in joint or other interest or right of any kind, including consigned goods and goods being processed), and all accessions thereto and products thereof and all packing and shipping materials (any and all such inventory, accessions and products being hereinafter referred to as the "Inventory");

          (c) (i) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind arising out of or in connection with the sale, lease or other disposition of goods or the rendering of services or otherwise; (ii) all of such Grantor's right, title and interest, and all of such Grantor's rights, remedies, security and Liens, in, to and in respect of any credit insurance, accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts, and deposits or other security for the obligation of any Account Debtor; (iii) all rights relating to the sale or other transfer of property to, or the construction, renovation, processing or other improvement of property by or for such Grantor; (iv) all rights now or hereafter existing in and to all letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to such accounts, contract rights, chattel paper, instruments, documents, general intangibles or other rights or obligations (including, without limitation, the contracts described in the Collateral Certificate); and (v) all of such Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods (any and all such accounts, contract rights, chattel paper, instruments, documents, general intangibles and obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit insurance, guaranties, letters of credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "Related Contracts");

          (d) (i) all trademarks, service marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by such Grantor (including, without limitation, all trademarks and service marks described in the Collateral Certificate and all trade names, business names, trade styles, designs, logos and other source or business identifiers described in the Collateral Certificate), all applications (except for U.S. "intent to use" applications for trademark or service mark registrations filed pursuant to

Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of such Grantor relating to the distribution of products and services in connection with which any of such marks are used, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilutions thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all trademark licenses described in the Collateral Certificate, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by such Grantor and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");

          (e) (i) all letters patent, design patents and utility patents, and all inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all letters patent, design patents and utility patents and applications therefor described in the Collateral Certificate), all applications, issuances and recordings thereof (including, without limitation, applications, issuances and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations-in-part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and
(ii) all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (hereinafter referred to collectively as the "Patent Licenses") (including, without limitation, all Patent Licenses set forth in the Collateral Certificate);

          (f) (i) all copyrights, including, without limitation, all original works of authorship fixed in any tangible medium of expression, acquired by such Grantor (including, without limitation, all copyrights described in the Collateral Certificate), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reversions, restorations, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Copyrights"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (hereinafter referred to collectively as the "Copyright Licenses" and together with the Trademark Licenses and the Patent Licenses, the "Licenses") (including, without limitation, all Copyright Licenses set forth in the Collateral Certificate);

          (g) all investment property, securities, securities accounts, financial assets, security entitlements, commodity contracts and commodity accounts of such Grantor (collectively, "Investment Related Property");

          (h) (i) all moneys, deposit accounts and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent or any Lender from or for such Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of such Grantor's sums and credits with, and all of such Grantor's claims against the Agent or any Lender at any time existing; (ii) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by such Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iii) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence, advertising materials and other source or business identifiers;
(iv) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (v) all interests in partnerships, limited liability companies, business trusts and joint ventures, including all moneys due from time to time in respect thereof; (vi) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of such Grantor and all of such Grantor's rights with respect thereto; (vii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (viii) all payments due or made to such Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (ix) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by such Grantor at the Agent or any Lender and all funds on deposit therein; (x) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (xi) all rights to indemnification; (xii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiii) all proceeds of insurance of which such Grantor is the beneficiary; (xiv) all letters of credit, letter-of-credit rights, guaranties, liens, security interests and other security held by or granted to such Grantor; (xv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xvi) all general intangibles, whether or not similar to the foregoing, in each instance, however and wherever arising;

          (i) all commercial tort claims, as defined in the Code, that such Grantor holds that have not been assigned to the Litigation Trust pursuant to the terms of the Plan of Reorganization, as modified by the Confirmation Order, including, but not limited to, avoidance actions and claims of such Grantor pursuant to Sections 544, 545, 547, 548, 549, 550, 551 and/or 553 of the
Bankruptcy Code that were not previously assigned to the Creditor's Committee (collectively, the "Commercial Tort Claims");

          (j) the books and records of such Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

          (k) all cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks, the Patents or the Copyrights and (ii) the right to sue for past, present and future infringements of the Trademarks, the Patents or the Copyrights) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof) and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          Notwithstanding any provision to the contrary in this Agreement or in any of the other Loan Documents, the Collateral shall not include any of the Mortgage Receivables referred to in paragraph (r) of the definition of the term "Permitted Liens" in Section 1.1 of the Loan Agreement. For purposes of this provision, no notice requirements shall be applicable.

          SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

          (a) the prompt payment by each Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Loan Agreement, the Notes and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

          (b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Agreement and all other Loan Documents.

          SECTION 4. Representations and Warranties. Each Grantor individually represents and warrants as follows:

          (a) There is no pending or, to the knowledge of such Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in such Grantor's Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

          (b) All federal, state and material local tax returns and other reports required by applicable law to be filed by such Grantor have been filed, or extensions have been obtained, and all material taxes, assessments and other governmental charges imposed upon such Grantor or any property of such Grantor and which have become due and payable on or prior to the date hereof have been paid, except as set forth on Schedule 5.1(k) to the Loan Agreement and except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof. All Equipment and Inventory relating to such Grantor now existing is, and all Equipment and Inventory relating to such Grantor hereafter existing will be located at the addresses specified therefor in the Collateral Certificate or at such other locations permitted by the terms of Section 5(b) of this Agreement. Such Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the address(es) specified therefor in the Collateral Certificate. Except for the Mortgage Receivables or as set forth in the schedule to the Pledge Agreement, none of such Grantor's Receivables is evidenced by a promissory note or other instrument. Set forth in the Collateral Certificate is a complete and correct list of each trade, assumed and/or previous name used by such Grantor.

          (c) All Equipment and Inventory relating to such Grantor now existing is, and all Equipment and Inventory relating to such Grantor hereafter existing will be located at the addresses specified therefor in the Collateral Certificate or at such other locations permitted by the terms of Section 5(b) hereof. Such Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the address(es) specified therefor in the Collateral Certificate. None of such Grantor's Receivables is evidenced by a promissory note or other instrument. Set forth in the Collateral Certificate is a complete and correct list of each trade, assumed and/or previous name used by such Grantor.

          (d) The Collateral Certificate sets forth all of the securities accounts and commodities accounts in which such Grantor has an interest. Except as set forth in the Collateral Certificate, (i) such Grantor is the sole entitlement holder of each such securities account and commodities account and
(ii) such Grantor has not consented to, and is not otherwise aware of, any Person having "control" (as defined in Sections 8-106 and 9-106 of the Code) over, or any other interest in, any such securities account or commodity account or any securities or other property credited thereto.

          (e) The Collateral Certificate sets forth all of the deposit accounts in which such Grantor has an interest and except as set forth in the Collateral Certificate (i) such Grantor is the sole account holder of each such deposit account and (ii) such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Agent pursuant hereto) having either sole dominion and control or "control" (within the meaning of Section 9-104 of the Code) over, or any other interest in, any such deposit account or any money or other property deposited therein.

          (f) Each Grantor shall take all actions necessary or desirable, including those specified in Section 5(k) hereof to establish the collateral agent's "control" (within the meaning of Section 9-104 of the Code) over all of such Grantor's deposit accounts requiring Deposit

Account Control Agreements pursuant to the Loan Agreement (each such account a "Control Deposit Account").

          (g) Such Grantor's exact legal name is as specified therefor in the Collateral Certificate.

          (h) Such Grantor is, and at all times has been, a corporation or other entity, organized exclusively under the laws of the state is as specified therefor in the Collateral Certificate.

          (i) Such Grantor's organizational identification number is as specified therefor in the Collateral Certificate.

          (j) Except as set forth in the Collateral Certificate and except for transactions accomplished pursuant to the Mortgage Receivable Sale Transaction, during the previous two (2) years, such Grantor has not (i) merged with or into, or (ii) acquired all or substantially all of the assets of, any other entity.

          (k) Such Grantor's Related Contracts described on the Collateral Certificate, represent all of such Grantor's related Contracts and Licenses existing on the date of this Agreement. Each of such Grantor's Related Contracts and Licenses sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor in respect thereof. Each of such Grantor's Related Contracts now existing is, and each other of such Grantor's Related Contracts will be, the legal, valid and binding obligation of such Grantor, and to the best knowledge of such Grantor, the other parties thereto, enforceable against such Grantor, and to the best knowledge of such Grantor, the other parties thereto, in accordance with its terms. No default thereunder by such Grantor and, to the best knowledge of such Grantor, any other party thereto, has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of such Grantor, or to the best knowledge of such Grantor, the other party thereto.

          (l) Such Grantor owns, or otherwise possesses adequate rights to use, all of such Grantor's Trademarks, Patents and Copyrights necessary to conduct its business in substantially the same manner as conducted as of the date hereof. The Collateral Certificate sets forth a true and complete list of all Trademarks owned by such Grantor and all Trademark Licenses to which such Grantor is a party, in each case as of the date hereof. The Collateral Certificate sets forth a true and complete list of all Patents and Patent Licenses owned or used by such Grantor as of the date hereof. The Collateral Certificate sets forth a true and complete list of all registered Copyrights owned by such Grantor and all Copyright Licenses (other than licenses for commercially available software entered into by such Grantor in the ordinary course of its business) to which such Grantor is a party, in each case as of the date hereof. Except as set forth in the Collateral Certificate, all of such Grantor's Patents, Trademarks and Copyrights are subsisting and in full force and effect, have not been abandoned in whole or in part, have not been adjudged invalid or unenforceable, and to the best knowledge of such Grantor, are valid and enforceable. Except as set forth in the Collateral Certificate, (i) none of such Grantor's Patents, Trademarks or Copyrights is the subject of any licensing or franchising agreement and (ii) such

Grantor has no knowledge of any conflict with the rights of others to any of such Grantor's Trademarks, Patents or Copyrights and, to the best knowledge of such Grantor, the Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of such Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by such Grantor.

          (m) The Collateral Certificate sets forth all Commercial Tort Claims of such Grantor.

          (n) Such Grantor is and will be at all times the sole and exclusive owner of such Grantor's Collateral free and clear of any Lien, except for (i) the security interest created by this Agreement, and (ii) the security interests and other encumbrances permitted by the Loan Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Grantor's Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Agent relating to this Agreement,
(ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Loan Agreement, and (iii) filings in respect of discharged indebtedness for which such Grantor is in the process of terminating.

          (o) The exercise by the Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting such Grantor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          (p) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for
(i) the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in such Grantor's Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in the Collateral Certificate, (B) with respect to the perfection of the security interest created hereby in such Grantor's United States Trademarks and United States Patents, for the recording of the Collateral Assignment for Security (Trademarks), substantially in the form of Exhibit A hereto and the Collateral Assignment for Security (Patents), substantially in the form of Exhibit B hereto, in the United States Patent and Trademark Office, (C) with respect to the perfection of the security interest created hereby in such Grantor's United States Copyrights, the recordation of the Collateral Assignment for Security (Copyrights), substantially in the form of Exhibit C hereto, in the United States Copyright Office, (D) with respect to the perfection of the security interest created hereby in such Grantor's foreign Trademarks, Patents and Copyrights, for recordings and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such Grantor's Patents, Trademarks, Copyrights, Patent Licenses, Trademark Licenses and Copyright Licenses, or (E) with respect to the perfection of the security interest created hereby in each of such Grantor's Control Deposit Accounts, the execution and delivery of the agreements referred to in
Section 5(k) in order to give the Agent "control" with respect thereto.

          (q) This Agreement creates valid security interests in favor of the Agent for the benefit of the Agent and the Lenders in such Grantor's Collateral, as security for the Obligations.

The Agent's having possession of all instruments and cash constituting such Grantor's Collateral from time to time, the execution and delivery of the agreements referred to in Section 5(k) in order to give the Agent "control" with respect to each of such Grantor's Control Deposit Accounts, the recording of the Collateral Assignment for Security (Trademarks), the Collateral Assignment for Security (Patents) and the Collateral Assignment for Security (Copyrights), as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements described in the Collateral Certificate and, with respect to such Grantor's Patents, Trademarks and Copyrights hereafter existing and not covered by a Collateral Assignment for Security (Trademarks), a Collateral Assignment for Security (Patents) or a Collateral Assignment for Security (Copyrights), as applicable, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment with respect to such after-acquired Patents, Trademarks and Copyrights and, in the case of such after acquired Copyrights, the registration of such Copyrights in the United States Copyright Office, shall result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which such Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Loan Agreement. Such filings and all other action necessary or desirable to perfect and protect such security interests have been duly taken, except for the Agent's having possession of Collateral consisting of instruments or cash after the date hereof, the recording of a Collateral Assignment for Security (Trademarks), a Collateral Assignment for Security (Patents) or a Collateral Assignment for Security (Copyrights), as applicable, with respect to such Grantor's hereafter existing Trademarks, Patents or Copyrights, the taking of appropriate action with respect to such Grantor's foreign Trademarks and execution and delivery of the Deposit Account Control Agreements relating to such Grantor's Control Deposit Accounts.

          SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding or the Commitments shall not have been terminated, unless the Agent shall otherwise consent in writing:

          (a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of such Grantor's Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper included in such Grantor's Receivables and each of such Grantor's Licenses and Related Contracts and, at the request of the Agent, each of its records pertaining to such Grantor's Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such chattel paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any of such Grantor's Receivables shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Agent hereunder any such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, and
(D) furnishing to the Agent from time to time statements and schedules further identifying and describing such Grantor's Collateral and such other reports in connection with such Grantor's Collateral as the Agent may reasonably request, all in reasonable detail.

          (b) Location of Equipment and Inventory. Each Grantor will keep its Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(h) hereof) at the locations specified therefor in Section 4(c) hereof, or, upon not less than thirty (30) days' prior written notice to the Agent accompanied by an updated Collateral Certificate indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as such Grantor may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject to Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement)), and (ii) the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby; provided, further, no such notice or other such action shall be required to be taken by any Grantor with respect to the move of any Inventory or Equipment from such Grantor's offices in Orlando, Florida to such Grantor's offices in Las Vegas, Nevada.

          (c) Name, Jurisdiction of Organization; No Merger, etc. Unless such Grantor shall have given the Agent at least thirty (30) days' prior written notice, and except as otherwise permitted by the Loan Agreement, such Grantor shall not: (i) change its name or corporate structure; (ii) reorganize or reincorporate under the laws of any other jurisdiction; (iii) (A) merge with or into, (B) acquire all or substantially all of the assets of, or (C) transfer all or substantially all of its assets to, any other entity.

          (d) Condition of Equipment. Each Grantor will maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of such Grantor's Equipment and make or cause to be made all of the appropriate repairs, renewals and replacements thereof which are necessary or desirable and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto. Each Grantor shall promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any of such Grantor's Equipment or Inventory due to casualty.

          (e) Taxes, Etc. Except for such noncompliance which is not reasonably likely to have a Material Adverse Effect, each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against such Grantor's Equipment and Inventory, except in any such case to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

          (f) Insurance.

          (i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability and property insurance) with respect to such Grantor's Equipment and Inventory in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and such Grantor as their respective interests may appear. Each such policy shall in addition (A) name such Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent on its own account, notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

          (ii) Payment under any liability insurance maintained by each Grantor pursuant to this Section 5(f) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage a Grantor's Equipment or Inventory as to which clause
     (iii) of this Section 5(f) is not applicable, such Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment and Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 5(f) shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

          (iii) Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement or the actual or constructive total loss of any Equipment that will not be promptly replaced with the proceeds of such insurance or Inventory, all insurance payments in respect of such Equipment and Inventory shall, to the extent required by the Loan Agreement, be paid to the Agent and applied as specified in Section 7(b) hereof.

          (g) Provisions Concerning the Receivables, the Related Contracts and the Licenses.

          (i) Each Grantor will keep adequate records concerning such Grantor's Receivables and all chattel paper which constitute Receivables and permit representatives of the Agent to inspect and make abstracts from such records and chattel paper pursuant to the terms of the Loan Agreement.

          (ii) Each Grantor will duly perform and observe all of its obligations under each of its Related Contracts and, except as otherwise provided in this subsection (g), continue to collect, at its own expense, all amounts due or to become due under its Receivables. In connection with such collections, each Grantor may (and, at the Agent's direction, will) take such action as such Grantor or the Agent may deem necessary or advisable to enforce collection or performance of such Grantor's Receivables; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any of such Grantor's Receivables of the assignment of such Receivables to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by each Grantor of a notice from the Agent that the Agent has notified or intends to notify the Account Debtors or obligors under any Receivables as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including instruments) received by such Grantor in respect of such Grantor's Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) credited to an account of such Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any of such Grantor's Receivables or release, in whole or in part, any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to such Grantor to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement.

          (iii) Upon the occurrence and during the continuance of any material breach or default under any of such Grantor's Related Contracts referred to in the Collateral Certificate or otherwise specified in writing by the Agent from time to time or any of such Grantor's Licenses referred to in the Collateral Certificate by any party thereto other than a Grantor, such Grantor will (A) promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, and (B) upon written instructions from the Agent and at such Grantor's expense, take such action as the Agent may deem necessary or advisable in respect thereof.

          (iv) Each Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any of such Grantor's Related Contracts referred to in the Collateral Certificate or otherwise specified by the Agent from time to time or any of such Grantor's Licenses referred to in the Collateral Certificate purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

          (v) Each Grantor will exercise promptly and diligently each and every right which it may have under each of its Licenses (other than any right of termination) to the extent warranted in the conduct of its business and will duly perform and observe in all respects all of its obligations under each such License and will take all action necessary to maintain all Licenses necessary for the operation of its business in full force and effect. Each Grantor will not, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any material respect, or waive any material provision of, any Related Contract referred to the Collateral Certificate or any License referred to in the Collateral Certificate.

          (h) Transfers and Other Liens.

          (i) No Grantor will sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of its Collateral except to the extent permitted in the Loan Agreement.

          (ii) No Grantor will create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to its Collateral, except for (A) the Liens and security interest created by this Agreement and the other Loan Documents and (B) the Liens, security interests and other encumbrances permitted by the Loan Agreement.

          (i) Trademarks, Patents and Copyrights.

          (i) If applicable, each Grantor has duly executed and delivered the Collateral Assignment for Security (Trademarks) in the form attached hereto as Exhibit A, the Collateral Assignment for Security (Patents) in the form attached hereto as Exhibit B or the Collateral Assignment for Security (Copyrights) in the form attached hereto as Exhibit C. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of such Grantor's Trademarks, Patents and Copyrights in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of abandonment for non-use, and such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any of its Trademarks, Patents or Copyrights may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, such Grantor shall have no obligation to use or to maintain any of its Trademark, Patent or Copyright (A) that relates solely to any product or work that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with a trademark, patent or copyright substantially similar to the Trademark, Patent or Copyright, as the case may be, that may be abandoned or otherwise become invalid, so long as such replacement Trademark, Patent or Copyright, as the case may be, is subject to the security interest purported to be created by this Agreement, (C) that is substantially the same as another Trademark, Patent or Copyright that is in full force, so long as such other

     Trademark, Patent or Copyright, as the case may be, is subject to the Lien and security interest created by this Agreement, or (D) that is not necessary for the operation of such Grantor's business and is discontinued or disposed of in the ordinary course of business. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office to maintain each registration of its Trademarks, the Patents and the Copyrights (other than those Trademarks, Patents and Copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any of such Grantor's Trademarks, Patents or Copyrights is infringed, misappropriated or diluted in any material respect by a third party, such Grantor shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Agent and
     (y) to the extent such Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright. Each Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing its Patents, the Trademarks and the Copyrights and such other reports in connection with such Patents, the Trademarks and the Copyrights as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent, following receipt by the Agent of any such statements, schedules or reports, such Grantor shall modify this Agreement by executing and delivering an updated Collateral Certificate to include any Patent, Trademark or Copyright which becomes part of such Grantor's Collateral under this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default each Grantor may not abandon or otherwise permit any of its Trademarks, Patents or Copyrights to become invalid without the prior written consent of the Agent, and if any of its Trademarks, Patents or Copyrights is infringed, misappropriated or diluted in any material respect by a third party, such Grantor will take such action as the Agent shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

          (ii) If either any Grantor or any agent, employee, licensee or designee of such Grantor files an application for the registration of any Trademark or Copyright or for the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, within five (5) days of such filing such Grantor shall provide the Agent written notice thereof. Upon request of the Agent, such Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Trademark, Patent or Copyright and the general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes the Agent as its attorney-in-fact (such appointment being coupled with an interest and irrevocable) to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of the Commitments, the repayment of all of the Obligations in full and the termination of each of the Loan Documents.

          (j) Inspection and Reporting. Each Grantor shall permit the Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine and inspect the books and records of such Grantor and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, inventory and other assets of such Grantor from time to time, and (iii) to conduct physical counts, appraisals and/or valuations at the locations of such Grantor, in each case as provided in the Loan Agreement.

          (k) Delivery and Control. Each Grantor agrees that with respect to each of such Grantor's Control Deposit Accounts it shall use its best efforts to comply with the provisions of this Section 5(k) on the Closing Date, but in any event, shall comply with these provisions within 45 days of the Closing Date and with respect to any such Control Deposit Accounts hereafter acquired by such Grantor it shall comply with the provisions of this Section 5(k) within 15 days of acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any such Control Deposit Account, such Grantor shall cause the depositary institution maintaining such account to execute an agreement in form and substance reasonably satisfactory to the Agent pursuant to which the Agent shall have both sole dominion and control over such deposit account (within the meaning of the common law) and "control" (as defined in Section 9-104 of the Code) over such deposit account. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent.

          (l) Commercial Tort Claim. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim hereafter arising it shall deliver to the Agent an updated Collateral Certificate identifying such new Commercial Tort Claims

          SECTION 6. Additional Provisions Concerning the Collateral. (a) Each Grantor hereby authorizes the Agent to file, without further authorization by such Grantor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral of such Grantor.

          (b) Each Grantor hereby irrevocably appoints the Agent as such Grantor's attorney-in-fact (such appointment being coupled with an interest) and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Grantor under Section 5(g) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(f) hereof, and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of such Grantor's Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of such Grantor's Collateral or otherwise to enforce the rights of the Agent and the Lenders with respect to any of such Grantor's Collateral.

          (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any of the Patents, Trademarks or Copyrights now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, subject with respect to Trademarks to the reasonable rights of quality control and inspection in favor of such Grantor as shall be reasonably necessary to preserve the validity of such Trademarks. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Loan Agreement that limit the right of each Grantor to dispose of its property and Section 5(i) hereof, so long as no Event of Default shall have occurred and be continuing, such Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents, Trademarks or Copyrights in the ordinary course of the business of such Grantor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents, Trademarks or Copyrights). Further, upon the payment in full of all of the Obligations and cancellation or termination of the Commitments, the Agent (subject to Section 11(e) hereof) shall release and reassign to such Grantor all of the Agent's right, title and interest in and to the Patents, Trademarks, Copyrights and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct.

          (d) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

          (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under its Related Contracts and Licenses and otherwise with respect to any of its Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under its Related Contracts and Licenses or otherwise in respect of its Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of such Grantor's Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Agent, each Grantor shall cease any use of its Trademarks, Patents or Copyrights or any mark or patent similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon 10 days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of such Grantor's Trademarks, Patents and Copyrights throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence of an Event of Default), execute and deliver on behalf of any Grantor, one or more instruments of assignment of such Grantor's Trademarks,

Patents and Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Agent against, all or any part of the Obligations as provided in Section 3.3 of the Loan Agreement.

          (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Agent to collect such deficiency.

          SECTION 8. Indemnity and Expenses.

          (a) Each Grantor agrees to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees and disbursements of the Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor will upon demand pay to the Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of such Grantor's Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor, c/o the Parent at its address specified in the Loan Agreement or if to the Agent, to it at the address specified in the Loan Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 10. Waiver of Jury Trial. EACH OF THE GRANTORS AND THE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 11. Miscellaneous.

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other Loan Document against such party or against any other Person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and the termination of the Commitments and (ii) be binding on each Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and the Lenders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Loan Agreement, the Agent and Lenders may assign or otherwise transfer their rights under this Agreement and any other Loan Document to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

          (e) Upon the satisfaction in full of the Obligations and the termination of the Commitments, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors, and (ii) the Agent will, upon the Grantors' request and at the Grantors' expense, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

          (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and effect of perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

          (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (h) From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "Additional Grantor"), by executing a counterpart agreement in form an substance reasonably satisfactory to the Agent (a "Counterpart Agreement"). Upon delivery of any such Counterpart Agreement to the Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          (i) With respect to Permitted Liens referred to in paragraph (r) of the definition of such term in Section 1.1 of the Loan Agreement (such Permitted Liens being referred to herein as the "B of A Permitted Liens"), the Agent acknowledges and agrees, for the benefit of the Grantors and expressly for the benefit of the holder or holders from time to time of the B of A Permitted Liens, that the Liens of the Agent and the Lenders under this Agreement and the other Loan Documents are subordinate and subject to the B of A Permitted Liens and that the Agent and the Lenders will not take any action to enforce any Lien, interest, right or remedy that they may have with respect to any of the properties and assets that are subject to the B of A Permitted Liens until all obligations of the Grantors that are secured by such Liens shall have been paid in full.

          SECTION 12. Perfection.

          (a) Perfection by Filing. The Agent may at any time and from time to time, pursuant to this Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of each Grantor or words of similar effect.

          (b) Other Perfection, etc. Each Grantor shall at any time and from time to time, take such steps as the Agent may reasonably request for the Agent
(i) to obtain an
acknowledgment, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in (S)(S) 8-106, 9-104, 9-105, 9-106 and 9-107 of the Code relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and
(iii) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:

                                   SUNTERRA CORPORATION


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   AKGI LAKE TAHOE INVESTMENTS, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   AKGI ST. MAARTEN, NV


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   ALL SEASONS PROPERTIES, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                    Exh. C-1

                                   ALL SEASONS REALTY, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   ALL SEASONS RESORTS, INC.,
                                   an Arizona corporation (AZ)


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   ALL SEASONS RESORTS, INC.,
                                   a Texas corporation (TX)


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   ARGOSY GRAND BEACH, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   ARGOSY HILTON HEAD, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   ARGOSY PARTNERS, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                    Exh. C-2

                                   ARGOSY/KGI GRAND BEACH
                                   INVESTMENT PARTNERSHIP


                                   By: Argosy Grand Beach, Inc.,
                                       Its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   By: Argosy Partners, Inc.,
                                       Its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   By: KGI Grand Beach Investments Inc.,
                                       its Managing General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                    Exh. C-3

                                   ARGOSY/KGI PORT ROYAL PARTNERS


                                   By: Argosy Grand Beach, Inc.,
                                       Its General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   By: KGI Port Royal, Inc.
                                       ITS Managing General Partner


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   AVCOM INTERNATIONAL, INC. (n/k/a Sunterra
                                   Developer and Sales Holding Company)


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   CLUB SUNTERRA, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   DESIGN INTERNATIONALE-RMI, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                    Exh. C-4

                                   GEORGE ACQUISITION SUBSIDIARY, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   GRAND BEACH PARTNERS, L.P.


                                   By: Argosy/KGI Grand Beach Investment
                                       Partnership, its General Partner


                                       By: Argosy partners, Inc.,
                                           its General partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Argosy Grand Beach, Inc.,
                                           its General partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: KGI Grand Beach Investments, Inc.
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President

                                    Exh. C-5

                                  GRAND BEACH RESORT,
                                  LIMITED PARTNERSHIP


                                  By: Grand Beach Partners, LP,
                                      its General Partner


                                      By: Argosy/KGI Grand Beach Investment
                                          Partnership, its General Partner


                                          By: KGI Grand Beach Investments, Inc.,
                                              its Managing General Partner


                                              By: /s/ James F. Anderson
                                                  ------------------------------
                                                  Name:  James F. Anderson
                                                  Title: Vice President


                                          By: Argosy Partners, Inc.,


                                              By: /s/ James F. Anderson
                                                  ------------------------------
                                                  Name:  James F. Anderson
                                                  Title: Vice President


                                          By: Argosy Grand Beach, Inc.,
                                              its General partners


                                              By: /s/ James F. Anderson
                                                  ------------------------------
                                                  Name:  James F. Anderson
                                                  Title: Vice President

                                    Exh. C-6

                                   GREENSPRINGS ASSOCIATES


                                   By: Plantation Resorts Group, Inc.,
                                       its Joint Venturer


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Greensprings Plantation Resort, Inc.,
                                       its Joint Venturer


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   GREENSPRINGS PLANTATION RESORT, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                    Exh. C-7

                                   HARICH TAHOE DEVELOPMENTS PARTNERSHIP


                                   By: Lakewood Development Inc.,
                                       its Managing General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   By: Ridgewood Development Inc.,
                                       its General Partner


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   INTERNATIONAL TIMESHARES, INC.


                                       By:  /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                    Exh. C-8

                                       KABUSHIKI GAISHA KEI, LLC


                                           By: KGK Investors, Inc., its Member


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name:  James F. Anderson
                                                   Title: Vice President


                                           By: KGK Partners, Inc., its Member


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name:  James F. Anderson
                                                   Title: Vice President


                                           By: Argosy Partners, Inc., its Member


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name:  James F. Anderson
                                                   Title: Vice President


                                   KGI GRAND BEACH INVESTMENTS, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   KGI PORT ROYAL, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                    Exh. C-9

                                   KGK LAKE TAHOE DEVELOPMENT, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   LAKE TAHOE RESORT PARTNERS, LLC


                                   By: AKGI Lake Tahoe Investments, Inc.,
                                       its Managing Member


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: KGK Lake Tahoe Development, Inc.,
                                       its Member


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   LAKEWOOD DEVELOPMENT, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                   Exh. C-10

                                   MMG DEVELOPMENT CORP.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   PLANTATION RESORTS GROUP, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   POINTE PARTNERS, LIMITED PARTNERSHIP


                                   By: Harich Tahoe Developments,
                                       its Managing General Partner


                                       By: Lakewood Development Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President


                                       By: Ridgewood Development Inc.,
                                           its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name:  James F. Anderson
                                               Title: Vice President

                                   Exh. C-11

                                   PORT ROYAL RESORT, L.P.


                                   By: Argosy/KGI Port Royal Partners,
                                       its General Partner


                                       By: KGI Port Royal, Inc.,
                                           its Managing General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title:   Vice President


                                       By: Argosy Hilton Head, Inc.,
                                           its General Partner


                                           By: /s/ James F. Anderson
                                               ---------------------------------
                                               Name: James F. Anderson
                                               Title:   Vice President

                                   Exh. C-12

                                   POWHATAN ASSOCIATES


                                   By: Plantation Resorts Group, Inc.,
                                       its Joint Venturer


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   By: Williamsburg Vacations, Inc.,
                                       its Joint Venturer


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   PREMIER VACATIONS, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   RESORT CONNECTIONS, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                   Exh. C-13

                                   RESORT MARKETING INTERNATIONAL, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   RESORTS DEVELOPMENT INTERNATIONAL, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   RIDGE POINTE, LIMITED PARTNERSHIP


                                   By: Pointe Partners Limited Partnership,
                                       its Managing General Partner


                                       By: Harich Tahoe Development,
                                           its Managing General Partner


                                           By: Lakewood Development Inc.,
                                               its Managing General Partner


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name:  James F. Anderson
                                                   Title: Vice President


                                           By: Ridgewood Development Inc.,
                                               its General Partner


                                               By: /s/ James F. Anderson
                                                   -----------------------------
                                                   Name:  James F. Anderson
                                                   Title: Vice President

                                   Exh. C-14

                                   RIDGEWOOD DEVELOPMENT INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   RKG, CORP.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   RPM MANGEMENT, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   SUNTERRA COMMUNICATIONS CORPORATION


                                   By: s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   SUNTERRA FINANCIAL SERVICES, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   SUNTERRA PACIFIC, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                   Exh. C-15

                                   SUNTERRA ST. CROIX, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   SUNTERRA TRAVEL, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   S.V.L.H., INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   WILLIAMSBURG VACATIONS, INC.


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   SUNTERRA FINANCE HOLDING COMPANY


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   SUNTERRA CENTRALIZED SERVICES COMPANY


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President

                                   Exh. C-16

                                   SUNTERRA MANAGEMENT AND EXCHANGE
                                   HOLDING COMPANY


                                   By: /s/ James F. Anderson
                                       -----------------------------------------
                                       Name:  James F. Anderson
                                       Title: Vice President


                                   CLUB SUNTERRA, LLC


                                   By: Sunterra Management and Exchange Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   INTERNATIONAL TIMESHARES MARKETING, LLC


                                   By: Resort Marketing International, Inc., its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   RPM MANAGEMENT, LLC


                                   By: Sunterra Management and Exchange Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-17

                                   SUNTERRA BENT CREEK GOLF COURSE
                                   DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA BENT CREEK VILLAGE DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA COMMUNICATIONS, LLC


                                   By: Sunterra Management and Exchange Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-18

                                   SUNTERRA CORAL SANDS DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-19

                                   SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA EAST MARKETING, LLC


                                   By: Resort Marketing International, Inc., its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA FALL CREEK DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA GRAND BEACH I DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-20

                                   SUNTERRA GRAND BEACH II DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA GREENSPRINGS DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA KGK PARTNERS FINANCE, LLC


                                   By: Sunterra Finance Holding Company, its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA KALLOF PLACE DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-21

                                   SUNTERRA LAKE TAHOE DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA NORTH MARKETING, LLC


                                   By: Resort Marketing International, Inc., its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA POCO DIABLO DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA POIPU GP DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-22

                                   SUNTERRA POLYNESIAN ISLES DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA PORT ROYAL DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA POWHATAN DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-23

                                   SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-24

                                   SUNTERRA RIDGE POINTE DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA SANTA FE DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-25

                                   SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA SOUTH MARKETING, LLC


                                   By: Resort Marketing International, Inc., its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA ST. CROIX DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-26

                                   SUNTERRA STEAMBOAT DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC


                                   By: Sunterra Developer and Sales Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC


                                   By: All Seasons Resorts, Inc. (AZ), its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-27

                                   SUNTERRA WEST MARKETING, LLC


                                   By: Resort Marketing International, Inc., its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA RESIDUAL ASSETS FINANCE, LLC


                                   By: Sunterra Finance Holding Company, its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President


                                   SUNTERRA RESIDUAL ASSETS M&E, LLC


                                   By: Sunterra Management and Exchange Holding
                                       Company, its Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-28

                                   SUNTERRA MORTGAGE HOLDINGS, LLC


                                   By: Sunterra Finance Holding Company, its
                                       Manager


                                       By: /s/ James F. Anderson
                                           -------------------------------------
                                           Name:  James F. Anderson
                                           Title: Vice President

                                   Exh. C-29

ACCEPTED AND AGREED:


MERRILL LYNCH MORTGAGE CAPITAL INC.,
     as Agent


By: /s/ Jeffrey Cohen
    ----------------------------
    Name:  Jeffrey Cohen
    Title: Vice President

                                   Exh. C-30